UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05002

Deutsche DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2019

Annual Report

Deutsche DWS Variable Series II

DWS Alternative Asset Allocation VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
5	Management Summary
7	Portfolio Summary
8	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility in commodity prices, infrastructure and high-yield debt securities; market direction risk (market advances when short, market declines when long); and short sales risk. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read the prospectus for additional risks and specific details regarding the Fund’s risk profile.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE    NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus supplement dated September 23, 2019 are 0.96% and 1.31% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000

MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

The Blended Index consists of 70% MSCI World Index and 30% Bloomberg Barclays U.S. Aggregate Bond Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,468	$11,193	$11,044	$13,829
	Average annual total return	14.68%	3.83%	2.01%	3.29%
MSCI World Index	Growth of $10,000	$12,767	$14,266	$15,203	$24,712
	Average annual total return	27.67%	12.57%	8.74%	9.47%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,872	$11,258	$11,620	$14,445
	Average annual total return	8.72%	4.03%	3.05%	3.75%
Blended Index	Growth of $10,000	$12,192	$13,350	$14,141	$21,494
	Average annual total return	21.92%	10.11%	7.18%	7.95%

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	3

DWS Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,435	$11,093	$10,884	$13,452
	Average annual total return	14.35%	3.52%	1.71%	3.01%
MSCI World Index	Growth of $10,000	$12,767	$14,266	$15,203	$24,712
	Average annual total return	27.67%	12.57%	8.74%	9.47%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,872	$11,258	$11,620	$14,445
	Average annual total return	8.72%	4.03%	3.05%	3.75%
Blended Index	Growth of $10,000	$12,192	$13,350	$14,141	$21,494
	Average annual total return	21.92%	10.11%	7.18%	7.95%

The growth of $10,000 is cumulative.

4	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Management Summary	December 31, 2019 (Unaudited)

The Fund returned 14.68% (Class A shares, unadjusted for contract charges) during the 12-month period ended December 31, 2019, trailing the 21.92% return of its blended benchmark.

All of the underlying holdings in the portfolio delivered gains for the year, helping the Fund post a healthy absolute return. However, the Fund lagged its benchmark due to the unusually strong performance of traditional asset classes. Stocks and bonds both rallied in 2019 in response to an environment of stronger-than-expected economic growth and the three quarter-point interest rate cuts by the U.S. Federal Reserve. The two components of the blended benchmark, the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 27.67 % and 8.72%, respectively. When assessing Fund performance, it’s important to keep in mind that we structure the portfolio to provide a source of diversification rather than attempting to keep pace when traditional assets produce gains of this magnitude.

Among the various categories in which the Fund is invested, infrastructure stocks generated the strongest returns in 2019. The category benefited from the improving economy and expectations for stable earnings growth. Real estate investment trusts also registered an impressive advance thanks to the backdrop of falling interest rates, healthy global property markets, and the strength in equities more generally. Convertible bonds and preferred stocks, which offer above-average income and exposure to trends in the equity and fixed-income markets, were also robust performers for the year.

The Fund’s position in fixed-income securities added value, with the best results coming from emerging-market bonds. The category was boosted by a variety of supportive trends, including positive global growth, falling interest rates, and the downturn in the U.S. dollar late in the year. Floating-rate securities, while also posting gains, lagged the fixed-income benchmark. At a time in which the Fed was cutting rates, bonds with floating-rate features experienced weaker demand.

We maintained a position in DWS Global Macro Fund, which uses a flexible, absolute-return strategy that seeks to capitalize on favorable risk/return opportunities anywhere in the world financial markets. The Fund posted a solid, double-digit gain and made a positive contribution to performance.

The Fund’s allocation to commodities, which it achieves through a position in DWS Enhanced Commodity Strategy Fund, was the weakest performer in 2019. Commodities produced mixed returns due in part to uncertainty surrounding the U.S.-China trade dispute and weaker-than-expected economic data out of China. A small position in Invesco DB US Dollar Index Bullish Fund, while posting a narrow gain despite a sell-off late in the period, was also a headwind for relative performance.

We held a higher-than-normal cash position throughout the course of the year. We saw this as a way to cushion volatility and maintain the flexibility to capitalize on any sizable drawdowns in the markets, but cash proved to be a drag on results given the broad-based strength in higher-risk assets.

We made no major changes to the Fund in 2019, as we believed the portfolio was well positioned to provide both positive returns and a source of diversification. However, we did make a number of tactical adjustments in an effort to shift the portfolio’s risk profile as market conditions warranted. We also continued to research potential additions to the Fund, but we would like to see valuations become more attractive before establishing new positions.

We believe it may prove more difficult to add value through asset allocation in traditional categories in 2020. Government bonds offer yields on the low end of the historic range, and the major stock indices finished the year close to record highs. In this environment, we see an advantage from our ability to leverage numerous sources of return potential across the full spectrum of alternative investments. Our strategy provides us with the ability to capture value and avoid risk, an active approach whose merits may become more apparent if financial-market performance cools in the year ahead.

Pankaj Bhatnagar, PhD, Managing Director (Portfolio Manager until February 1, 2020)

Dokyoung Lee, CFA, Director

Darwei Kung, Managing Director

Sophia Noisten, Associate (Portfolio Manager beginning February 1, 2020)

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	5

Terms to Know

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index, 70%) and bonds (the Bloomberg Barclays U.S. Aggregate Bond Index, 30%). These results are summed to produce the aggregate benchmark. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Convertible bonds are bonds that are issued by corporations and that can be converted to shares of the issuing company’s stock at the bondholder’s discretion.

Preferred stocks are hybrid securities that offer some of the features of both stocks and bonds.

6	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Portfolio Summary	(Unaudited)

Asset Allocation* (As a % of Investment Portfolio)	12/31/19	12/31/18
Real Asset	39%	40%
DWS Enhanced Commodity Strategy Fund	12%	15%
DWS RREEF Global Infrastructure Fund	11%	5%
DWS RREEF Real Estate Securities Fund	7%	8%
iShares Global Infrastructure ETF	6%	6%
DWS RREEF Global Real Estate Securities Fund	3%	6%

Alternative Fixed Income	22%	21%
DWS Floating Rate Fund	11%	12%
iShares JP Morgan USD Emerging Markets Bond ETF	6%	2%
DWS Emerging Markets Fixed Income Fund	5%	7%

Alternative Equity	23%	19%
SPDR Bloomberg Barclays Convertible Securities ETF	15%	14%
iShares U.S. Preferred Stock ETF	8%	5%

Absolute Return	3%	4%
DWS Global Macro Fund	2%	3%
Invesco DB U.S. Dollar Index Bullish Fund	1%	1%

Cash Equivalents	13%	16%
DWS Central Cash Management Government Fund	7%	8%
DWS ESG Liquidity Fund	6%	8%
	100%	100%

*

During the periods indicated, asset categories and investment strategies represented in the Fund’s portfolio fell into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, and Absolute Return. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations and to foreign investments, many of which are not denominated in US dollars. Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure. Absolute Return investments seek positive returns in all market environments or seek to increase the diversification or liquidity of the Fund’s portfolio.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 8.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	7

Investment Portfolio	as of December 31, 2019

	Shares	Value ($)
Mutual Funds 50.7%

DWS Emerging Markets Fixed Income Fund “Institutional” (a)	2,064,471	19,550,537

DWS Enhanced Commodity Strategy Fund “Institutional” (a)	4,732,215	45,239,972

DWS Floating Rate Fund “Institutional” (a)	4,871,736	39,558,492

DWS Global Macro Fund “Institutional” (a)	898,644	8,887,591

DWS RREEF Global Infrastructure Fund “Institutional” (a)	2,634,366	43,335,324

DWS RREEF Global Real Estate Securities Fund “Institutional” (a)	1,247,371	11,176,441

DWS RREEF Real Estate Securities Fund “Institutional” (a)	1,169,160	26,423,025
Total Mutual Funds (Cost $192,656,129)		194,171,382

Exchange-Traded Funds 36.3%

Invesco DB U.S. Dollar Index Bullish Fund	120,520	3,129,904

iShares Global Infrastructure ETF	435,715	20,875,106

iShares JP Morgan USD Emerging Markets Bond ETF	204,060	23,377,113

	Shares	Value ($)

iShares U.S. Preferred Stock ETF	764,600	28,741,314

SPDR Bloomberg Barclays Convertible Securities ETF	1,136,132	63,055,326
Total Exchange-Traded Funds (Cost $131,359,875)		139,178,763

Cash Equivalents 12.9%

DWS Central Cash Management Government Fund, 1.62% (a) (b)	27,144,085	27,144,085

DWS ESG Liquidity Fund “Institutional Shares”, 1.76% (a) (b)	22,400,634	22,402,874
Total Cash Equivalents (Cost $49,544,823)		49,546,959

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $373,560,827)	99.9	382,897,104
Other Assets and Liabilities, Net	0.1	209,697
Net Assets	100.0	383,106,801

A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Mutual Funds 50.7%
DWS Emerging Markets Fixed Income Fund “Institutional” (a)
17,037,469	789,223	—	—	1,723,845	789,223	—	2,064,471	19,550,537
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
34,471,696	10,355,446	—	—	412,830	698,546	—	4,732,215	45,239,972
DWS Floating Rate Fund “Institutional” (a)
29,538,196	8,985,508	—	—	1,034,788	1,531,508	—	4,871,736	39,558,492
DWS Global Macro Fund “Institutional” (a)
6,302,154	1,917,034	—	—	668,403	278,034	—	898,644	8,887,591
DWS RREEF Global Infrastructure Fund “Institutional” (a)
12,746,320	25,003,621	—	—	5,585,383	783,490	—	2,634,366	43,335,324
DWS RREEF Global Real Estate Securities Fund “Institutional” (a)
13,651,660	1,599,191	5,254,000	26,045	1,153,545	1,599,190	909,270	1,247,371	11,176,441
DWS RREEF Real Estate Securities Fund “Institutional” (a)
17,837,606	15,498,782	10,763,600	278,871	3,571,366	2,003,582	1,481,884	1,169,160	26,423,025
Cash Equivalents 12.9%
DWS Central Cash Management Government Fund, 1.62% (a) (b)
17,736,862	127,708,957	118,301,734	—	—	405,020	—	27,144,085	27,144,085
DWS ESG Liquidity Fund, 1.76% (a) (b)
18,321,686	11,596,501	7,519,271	(9)	3,967	604,802	—	22,400,634	22,402,874
167,643,649	203,454,263	141,838,605	304,907	14,154,127	8,693,395	2,391,154	67,162,682	243,718,341

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.

(b)	The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$194,171,382	$—	$—	$194,171,382
Exchange-Traded Funds	139,178,763	—	—	139,178,763
Short-Term Investments	49,546,959	—	—	49,546,959
Total	$382,897,104	$—	$—	$382,897,104

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	9

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments in affiliated Underlying Funds, at value (cost $242,200,952)	$243,718,341
Investments in non-affiliated securities, at value (cost $131,359,875)	139,178,763
Cash	10,000
Receivable for Fund shares sold	413,853
Interest receivable	36,332
Other assets	6,313
Total assets	383,363,602

Liabilities
Payable for Fund shares redeemed	12,749
Accrued Trustees’ fees	3,751
Other accrued expenses and payables	240,301
Total liabilities	256,801
Net assets, at value	$383,106,801

Net Assets Consist of
Distributable earnings (loss)	7,215,871
Paid-in capital	375,890,930
Net assets, at value	$383,106,801
Class A

Net Asset Value, offering and redemption price per share ($33,924,683 ÷ 2,541,554 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.35
Class B

Net Asset Value, offering and redemption price per share ($349,182,118 ÷ 26,180,029 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.34

     Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:
Income distributions from affiliated Underlying Funds	$8,693,395
Dividends	1,851,201
Total income	10,544,596
Expenses:
Management fee	1,224,710
Administration fee	309,457
Recordkeeping fees (Class B)	341,988
Services to shareholders	2,184
Distribution and service fees (Class B)	697,082
Custodian fee	6,330
Professional fees	77,499
Reports to shareholders	46,979
Trustees’ fees and expenses	13,790
Other	8,680
Total expenses before expense reductions	2,728,699
Expense reductions	(1,208,333)
Total expenses after expense reductions	1,520,366
Net investment income	9,024,230

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	304,907
Sale of non-affiliated Underlying Funds	(59,514)
Capital gain distributions from affiliated Underlying Funds	2,391,154
2,636,547
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	14,154,127
Non-affiliated Underlying Funds	12,827,527
26,981,654
Net gain (loss)	29,618,201
Net increase (decrease) in net assets resulting from operations	$38,642,431

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income (loss)	$9,024,230	$9,946,992
Net realized gain (loss)	2,636,547	(7,030,042)
Change in net unrealized appreciation (depreciation)	26,981,654	(23,318,609)
Net increase (decrease) in net assets resulting from operations	38,642,431	(20,401,659)
Distributions to shareholders:
Class A	(1,142,148)	(576,122)
Class B	(9,062,974)	(3,035,192)
Total distributions	(10,205,122)	(3,611,314)
Fund share transactions:
Class A
Proceeds from shares sold	5,519,916	4,125,802
Reinvestment of distributions	1,142,148	576,122
Payments for shares redeemed	(2,018,312)	(2,134,243)
Net increase (decrease) in net assets from Class A share transactions	4,643,752	2,567,681
Class B
Proceeds from shares sold	118,564,810	83,793,280
Reinvestment of distributions	9,062,974	3,035,192
Payments for shares redeemed	(11,692,494)	(15,136,874)
Net increase (decrease) in net assets from Class B share transactions	115,935,290	71,691,598
Increase (decrease) in net assets	149,016,351	50,246,306
Net assets at beginning of period	234,090,450	183,844,144

Net assets at end of period	$383,106,801	$234,090,450

Other Information
Class A
Shares outstanding at beginning of period	2,180,831	1,982,448
Shares sold	428,198	319,659
Shares issued to shareholders in reinvestment of distributions	90,217	45,508
Shares redeemed	(157,692)	(166,784)
Net increase (decrease) in Class A shares	360,723	198,383

Shares outstanding at end of period	2,541,554	2,180,831
Class B
Shares outstanding at beginning of period	17,175,164	11,540,895
Shares sold	9,198,591	6,569,707
Shares issued to shareholders in reinvestment of distributions	715,310	239,557
Shares redeemed	(909,036)	(1,174,995)
Net increase (decrease) in Class B shares	9,004,865	5,634,269

Shares outstanding at end of period	26,180,029	17,175,164

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$12.10	$13.61	$12.97	$12.60	$13.88
Income (loss) from investment operations:
Net investment income[a]	.40	.61	.33	.35	.29
Net realized and unrealized gain (loss)	1.35	(1.84)	.62	.31	(1.13)
Total from investment operations	1.75	(1.23)	.95	.66	(.84)
Less distributions from:
Net investment income	(.50)	(.28)	(.31)	(.29)	(.41)
Net realized gains	—	—	—	—	(.03)
Total distributions	(.50)	(.28)	(.31)	(.29)	(.44)
Net asset value, end of period	$13.35	$12.10	$13.61	$12.97	$12.60
Total Return (%)[b,c]	14.68	(9.14)	7.41	5.30	(6.29)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	26	27	24	21
Ratio of expenses before expense reductions (%)[d,e]	.56	.73	.64	.56	.53
Ratio of expenses after expense reductions (%)[d,e]	.23	.16	.19	.27	.33
Ratio of net investment income (%)	3.09	4.78	2.50	2.70	2.19
Portfolio turnover rate (%)	10	32	55	51	21

	Years Ended December 31,
Class B	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$12.09	$13.59	$12.96	$12.59	$13.87
Income (loss) from investment operations:
Net investment income[a]	.37	.62	.31	.31	.25
Net realized and unrealized gain (loss)	1.34	(1.88)	.59	.31	(1.12)
Total from investment operations	1.71	(1.26)	.90	.62	(.87)
Less distributions from:
Net investment income	(.46)	(.24)	(.27)	(.25)	(.38)
Net realized gains	—	—	—	—	(.03)
Total distributions	(.46)	(.24)	(.27)	(.25)	(.41)
Net asset value, end of period	$13.34	$12.09	$13.59	$12.96	$12.59
Total Return (%)[b,c]	14.35	(9.35)	7.01	4.99	(6.54)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	349	208	157	107	88
Ratio of expenses before expense reductions (%)[d,e]	.92	1.08	.93	.85	.83
Ratio of expenses after expense reductions (%)[d,e]	.52	.45	.48	.57	.62
Ratio of net investment income (%)	2.90	4.85	2.31	2.45	1.84
Portfolio turnover rate (%)	10	32	55	51	21

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[d]

The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds”), non-affiliated exchange-traded funds (“Non-affiliated ETFs”), non-affiliated exchange-traded notes (“Non-affiliated ETNs”) and derivative investments. Non-affiliated ETFs, Non-affiliated ETNs and Underlying DWS Funds are collectively referred to as “Underlying Funds.” During the year ended December 31, 2019, the Fund primarily invested in Underlying DWS Funds and non-affiliated ETFs. Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Funds’ financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.

ETFs and ETNs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs and ETNs securities are generally categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2019, the Fund had approximately $8,227,000 of tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($6,598,000) and long-term losses ($1,629,000).

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	13

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2019, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$9,828,228
Capital loss carryforward	$(8,227,000)
Net unrealized appreciation (depreciation) on investments	$5,614,469

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $377,282,635. The net unrealized appreciation for all investments based on tax cost was $5,614,469. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $18,388,692 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $12,774,223.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$10,205,122	$3,611,314

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $64,088,672 and $16,017,600, respectively. Purchases and sales of Non-affiliated ETFs aggregated $73,874,915 and $13,440,376, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its

14	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisors.

RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund’s portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying DWS Funds.

Prior to October 1, 2019, pursuant to the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

On assets invested in other DWS Funds	.20%
On assets invested in all other assets not considered DWS Funds	1.20%

Effective October 1, 2019, pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

On assets invested in exchange-traded funds and mutual funds	.10%
On assets invested in all other assets not considered exchange-traded funds and mutual funds	1.00%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund’s average daily net assets.

In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At December 31, 2019, the Fund held approximately 25% of DWS Emerging Markets Fixed Income Fund, 19% of DWS Floating Rate Fund, 5% of DWS ESG Liquidity Fund and 5% of DWS Global Macro Fund.

For the period from January 1, 2019 through April 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:

Class A	.23%
Class B	.53%

In addition, the Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses for the period January 1, 2019 through September 30, 2020 to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) of each class as follows:

Class A	.86%
Class B	1.15%

For the period from January 1, 2019 through September 30, 2019, the Advisor had voluntarily agreed to waive 0.15% of its management fee. Effective October 1, 2019, the Advisor has terminated the 0.15% waiver of its management fee.

For the year ended December 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$99,790
Class B	1,108,543
$1,208,333

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	15

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $309,457, of which $31,528 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2019
Class A	$144	$26
Class B	260	47
	$404	$73

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2019, the Distribution Service Fee aggregated $697,082, of which $71,746 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $5,044, of which $3,472 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.

D. Ownership of the Fund

At December 31, 2019, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 82% and 16%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 79% and 14%, respectively.

16	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Alternative Asset Allocation VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Alternative Asset Allocation VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund’s annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,045.40	$1,043.80
Expenses Paid per $1,000*	$1.24	$2.73

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,024.00	$1,022.53
Expenses Paid per $1,000*	$1.22	$2.70

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class B
Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	.24%	.53%

**

The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

18	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Alternative Asset Allocation VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2019.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied

20	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that changes to the portfolio management team were made effective December 6, 2018. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, from inception through October 1, 2019, in connection with the 2019 contract renewal process, DIMA waived voluntarily a portion (0.15%) of the Fund’s management fee, and noted further that, effective October 1, 2019, DIMA agreed to reduce the Fund’s contractual management fee by 0.10% on assets invested in other funds and by 0.20% on assets invested in direct investments. With respect to any sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted the Fund’s total (net) operating expenses and noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the DWS Funds along with the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the DWS Funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	21

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

22	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	23

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

24	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

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Notes

Notes

VS2AAA-2 (R-025824-9 2/20)

December 31, 2019

Annual Report

Deutsche DWS Variable Series II

DWS CROCI® U.S. VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
5	Management Summary
7	Portfolio Summary
8	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Stocks may decline in value. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 0.84% and 1.16% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000

Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Standard & Poor’s 500® Index (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Effective December 1, 2019, the Russell 1000® Value Index has replaced the S&P 500® Index as the fund’s primary benchmark index. The Advisor believes that the new index better represents the fund’s investment strategy and is therefore more suitable for performance comparison.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Prior to May 1, 2017, the Fund operated with a different investment strategy. Prior to October 3, 2016, the Fund had a team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

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Comparative Results

DWS CROCI® U.S. VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,295	$14,623	$13,020	$22,931
	Average annual total return	32.95%	13.50%	5.42%	8.65%
Russell 1000® Value Index	Growth of $10,000	$12,654	$13,194	$14,890	$30,505
	Average annual total return	26.54%	9.68%	8.29%	11.80%
S&P 500® Index	Growth of $10,000	$13,149	$15,317	$17,386	$35,666
	Average annual total return	31.49%	15.27%	11.70%	13.56%

DWS CROCI® U.S. VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$13,249	$14,486	$12,826	$22,270
	Average annual total return	32.49%	13.15%	5.10%	8.34%
Russell 1000® Value Index	Growth of $10,000	$12,654	$13,194	$14,890	$30,505
	Average annual total return	26.54%	9.68%	8.29%	11.80%
S&P 500® Index	Growth of $10,000	$13,149	$15,317	$17,386	$35,666
	Average annual total return	31.49%	15.27%	11.70%	13.56%

The growth of $10,000 is cumulative.

4	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Management Summary	December 31, 2019 (Unaudited)

The Fund returned 32.95% (Class A shares, unadjusted for contract charges) in 2019 and outperformed the 26.54% return of its benchmark, the Russell 1000® Value Index. The Russell 1000 Value Index replaced the Standard & Poor’s 500® Index (S&P 500®) as the Fund’s benchmark on December 1, 2019.

U.S. equities delivered a robust, double-digit gain despite the potential headwinds of slowing global growth and the ongoing U.S.-China trade dispute. The U.S. Federal Reserve’s (Fed’s) shift to a more accommodative interest-rate policy was the key driver of the rally. The Fed cut rates by a quarter point on three occasions, bringing its benchmark federal funds rate to a range of 1.50% to 1.75%. This marked an important departure from the consensus that existed in late 2018, when the markets were anticipating several additional rate increases before the Fed wrapped up its tightening cycle. Investors were also encouraged by the fact that both domestic economic growth and corporate profits remained in positive territory, calming the recession fears that pressured the market in late 2018.

In a continuation of a longstanding trend, the value style underperformed growth in the 12-month period. The Russell 1000 Value Index, while producing a robust absolute return of 26.54%, nonetheless trailed the 36.39% gain of the Russell 1000® Growth Index. At of time of slowing economic conditions across the globe, investors continued to demonstrate a preference for faster-growing companies over those with attractive valuations and/or high dividends.

Sector allocations and individual stock selection both played a role in the Fund’s strong performance in 2019. With regard to the former, the Fund was helped by having an overweight in financials and an underweight in the poor-performing energy sector. In terms of selection, the Fund’s holdings outpaced the corresponding benchmark components in eight of the ten sectors in which the Fund was invested. We generated the widest margin of outperformance in the health care, where shares of the biotechnology firm Celgene Corp.* rose sharply in January after the company received a takeover bid from Bristol-Myers Squibb Co. A position in the device/supply company Medtronic PLC* was an additional positive, as were the mega-cap pharmaceutical stocks Pfizer, Inc. and Eli Lilly & Co. The financial sector proved to be a further area of strength, led by investments in Synchrony Financial and Berkshire Hathaway, Inc.* Stock selection also provided a meaningful advantage in the energy, consumer discretionary, and industrials sectors.

Conversely, the Fund lost some ground through the underperformance of its holdings in the communication services, real estate, and utilities sectors. Positions in CBS Corp.* and Viacom, Inc.* were key detractors in communication services, as their merger was viewed negatively by investors. (The merger was completed on December 4, 2019, at which point the two companies became ViacomCBS, Inc.)

The Fund’s bottom-up approach to value investing continued to result in divergent sector weightings in relation to the benchmark. At the close of the period, the portfolio had meaningful overweights in financials and utilities, together with smaller overweights in health care and communication services. Its largest underweights were in consumer staples, energy, and real estate, followed by information technology and consumer discretionary.

Although the overall market staged a sizable rally in the past year, we continued to find attractive ideas at the individual company level. This was evident in the Fund’s metrics, which demonstrated what we see as a favorable balance of compelling valuations and positive fundamentals. As of December 31, 2019, the Fund had a price-to-earnings ratio of 11.8 based on one-year forward earnings estimates, versus 15.7 for the Russell 1000 Value Index. At the same time, the companies in the portfolio featured a return on equity of 21.7%, compared with 11.1% for the index. We believe these characteristics help create a firm foundation for longer-term results.

Di Kumble, CFA, Managing Director

John Moody, Vice President

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	5

Terms to Know

Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

The federal funds rate is the interest rate a borrowing bank pays to a lending bank, with the rate determined by members of the Federal Open Market Committee (FOMC) at their regular meetings. The federal funds rate sets the standard for short-term U.S. interest rates.

Contribution and detraction incorporate both a stock’s total return and its weighting in the index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Price-to-earnings ratio (P/E) ratio (or accounting P/E ratio) compares a company’s current share price to its per-share earnings. The CROCI economic P/E ratio is a measure of valuation that incorporates all of the assets and liabilities of a company which are adjusted systematically by the CROCI team.

Return on equity is the amount of net income returned as a percentage of shareholders’ equity.

*	Not held at December 31, 2019.

6	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/19	12/31/18
Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/19	12/31/18
Financials	38%	27%
Utilities	17%	2%
Health Care	16%	16%
Communication Services	10%	—
Industrials	10%	11%
Energy	3%	—
Materials	2%	10%
Consumer Discretionary	2%	8%
Information Technology	2%	21%
Consumer Staples	—	5%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 8.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	7

Investment Portfolio	as of December 31, 2019

	Shares	Value ($)
Common Stocks 99.4%
Communication Services 10.2%
Media

Comcast Corp. “A”	84,318	3,791,780

Discovery, Inc. “A”* (a)	121,871	3,990,057

ViacomCBS, Inc. “B”	193,293	8,112,507

		15,894,344

Consumer Discretionary 2.3%
Household Durables
D.R. Horton, Inc.	69,404	3,661,061

Energy 2.5%
Oil, Gas & Consumable Fuels
Cabot Oil & Gas Corp.	220,573	3,840,176

Financials 37.3%
Banks 25.0%

Citigroup, Inc.	50,536	4,037,321

Citizens Financial Group, Inc.	99,255	4,030,746

Comerica, Inc.	54,317	3,897,245

Huntington Bancshares, Inc.	255,901	3,859,002

JPMorgan Chase & Co.	28,920	4,031,448

M&T Bank Corp.	23,197	3,937,691

PNC Financial Services Group, Inc.	24,909	3,976,224

Truist Financial Corp.	69,098	3,891,599

U.S. Bancorp.	63,641	3,773,275

Wells Fargo & Co.	69,802	3,755,348

		39,189,899

Capital Markets 2.5%
Bank of New York Mellon Corp.	77,475	3,899,316

Consumer Finance 9.8%

American Express Co.	31,372	3,905,500

Capital One Financial Corp.	38,905	4,003,714

Discover Financial Services	44,836	3,802,989

Synchrony Financial	101,952	3,671,292

		15,383,495

Health Care 15.7%
Biotechnology 5.1%

Gilead Sciences, Inc.	58,145	3,778,262

Regeneron Pharmaceuticals, Inc.*	11,042	4,146,050

		7,924,312

Pharmaceuticals 10.6%

Bristol-Myers Squibb Co.	66,634	4,277,237

Eli Lilly & Co.	32,911	4,325,493

Merck & Co., Inc.	44,775	4,072,286

Pfizer, Inc.	100,861	3,951,734

		16,626,750

Industrials 9.5%
Airlines 2.3%
United Airlines Holdings, Inc.*	40,498	3,567,469

Machinery 4.7%

Cummins, Inc.	20,636	3,693,019

PACCAR, Inc.	47,502	3,757,408

		7,450,427

	Shares	Value ($)

Professional Services 2.5%
ManpowerGroup, Inc.	40,342	3,917,208

Information Technology 2.2%
Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise Co.	216,707	3,436,973

Materials 2.4%
Chemicals
LyondellBasell Industries NV “A”	40,287	3,806,316

Utilities 17.3%
Electric Utilities 7.5%

Duke Energy Corp.	43,289	3,948,390

Exelon Corp.	82,465	3,759,579

PPL Corp.	112,273	4,028,355

		11,736,324

Multi-Utilities 9.8%

Consolidated Edison, Inc.	43,337	3,920,698

Dominion Energy, Inc	45,761	3,789,926

DTE Energy Co.	30,512	3,962,594

Public Service Enterprise Group, Inc.	62,387	3,683,952

		15,357,170
Total Common Stocks (Cost $142,728,054)		155,691,240

Securities Lending Collateral 2.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (b) (c) (Cost $3,120,056)	3,120,056	3,120,056

Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 1.62% (b) (Cost $845,193)	845,193	845,193

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $146,693,303)	101.9	159,656,489
Other Assets and Liabilities, Net	(1.9)	(3,016,017)
Net Assets	100.0	156,640,472

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Securities Lending Collateral 2.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (b) (c)
—	3,120,056	(d)	—	—	—	341	—	3,120,056	3,120,056
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 1.62% (b)
3,576,006	11,132,733		13,863,546	—	—	28,191	—	845,193	845,193
3,576,006	14,252,789		13,863,546	—	—	28,532	—	3,965,249	3,965,249

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2019 amounted to $3,049,273, which is 2% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2019.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$155,691,240	$—	$—	$155,691,240
Short-Term Investment (e)	3,965,249	—	—	3,965,249
Total	$159,656,489	$—	$—	$159,656,489

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	9

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $142,728,054) — including $3,049,273 of securities loaned	$155,691,240
Investment in DWS Government & Agency Securities Portfolio (cost $3,120,056)*	3,120,056
Investment in DWS Central Cash Management Government Fund (cost $845,193)	845,193
Cash	518
Receivable for Fund shares sold	234
Dividends receivable	387,675
Interest receivable	1,789
Other assets	3,370
Total assets	160,050,075

Liabilities
Payable upon return of securities loaned	3,120,056
Payable for Fund shares redeemed	118,504
Accrued management fee	64,719
Accrued Trustees’ fees	3,566
Other accrued expenses and payables	102,758
Total liabilities	3,409,603
Net assets, at value	$156,640,472

Net Assets Consist of
Distributable earnings (loss)	22,212,401
Paid-in capital	134,428,071
Net assets, at value	$156,640,472

Net Asset Value
Class A

Net Asset Value, and redemption price per share ($152,970,644 ÷ 9,489,452 outstanding shares of beneficial interest, no par value, unlimited shares authorized)	$16.12
Class B

Net Asset Value, offering and redemption price per share ($3,669,828 ÷ 226,957 outstanding shares of beneficial interest, no par value, unlimited shares authorized)	$16.17

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:
Dividends	$4,087,298
Income distributions — DWS Central Cash Management Government Fund	28,191
Securities lending income, net of borrower rebates	341
Total income	4,115,830
Expenses:
Management fee	943,964
Administration fee	145,225
Services to Shareholders	2,531
Recordkeeping fee (Class B)	2,344
Distribution service fee (Class B)	8,538
Custodian fee	4,453
Professional fees	76,582
Reports to shareholders	28,960
Trustees’ fees and expenses	9,962
Other	8,342
Total expenses before expense reductions	1,230,901
Expense reductions	(207,268)
Total expenses after expense reductions	1,023,633
Net investment income	3,092,197

Realized and Unrealized gain (loss)
Net realized gain (loss) from investments	6,704,808
Change in net unrealized appreciation (depreciation) on investments	31,036,303
Net gain (loss)	37,741,111
Net increase (decrease) in net assets resulting from operations	$40,833,308

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income (loss)	$3,092,197	$2,797,835
Net realized gain (loss)	6,704,808	12,382,135
Change in net unrealized appreciation (depreciation)	31,036,303	(30,136,434)
Net increase (decrease) in net assets resulting from operations	40,833,308	(14,956,464)
Distributions to shareholders:
Class A	(14,271,121)	(14,077,923)
Class B	(332,950)	(318,032)
Total distributions	(14,604,071)	(14,395,955)
Class A
Proceeds from shares sold	3,373,728	2,162,910
Reinvestment of distributions	14,271,121	14,077,923
Payments of shares redeemed	(15,030,273)	(15,569,405)
Net increase (decrease) in net assets from Class A share transactions	2,614,576	671,428
Class B
Proceeds from shares sold	146,155	1,589,334
Reinvestment of distributions	332,950	318,032
Payments of shares redeemed	(438,366)	(1,755,739)
Net increase (decrease) in net assets from Class B share transactions	40,739	151,627
Increase (decrease) in net assets	28,884,552	(28,529,364)
Net assets at beginning of period	127,755,920	156,285,284

Net assets at end of period	$156,640,472	$127,755,920

Other Information
Class A
Shares outstanding at beginning of period	9,266,278	9,181,648
Shares sold	231,369	140,074
Shares issued to shareholders in reinvestment of distributions	1,002,890	953,143
Shares redeemed	(1,011,085)	(1,008,587)
Net increase (decrease) in Class A shares	223,174	84,630

Shares outstanding at end of period	9,489,452	9,266,278
Class B
Shares outstanding at beginning of period	223,302	210,410
Shares sold	9,627	104,157
Shares issued to shareholders in reinvestment of distributions	23,283	21,431
Shares redeemed	(29,255)	(112,696)
Net increase (decrease) in Class B shares	3,655	12,892

Shares outstanding at end of period	226,957	223,302

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.46	$16.64	$13.75	$15.29	$17.38
Income (loss) from investment operations:

Net investment income (loss)[a]	.31	.29	.24	.23	.11
Net realized and unrealized gain (loss)	3.92	(1.89)	2.88	(.93)	(1.20)
Total from investment operations	4.23	(1.60)	3.12	(.70)	(1.09)
Less distributions from:

Net investment income	(.30)	(.41)	(.23)	(.14)	(.25)
Net realized gains on investment transactions	(1.27)	(1.17)	—	(.70)	(.75)
Total distributions	(1.57)	(1.58)	(.23)	(.84)	(1.00)
Net asset value, end of period	$16.12	$13.46	$16.64	$13.75	$15.29
Total Return (%)[b]	32.95	(10.50)	22.88 [c]	(4.39)	(6.87)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	153	125	153	227	293
Ratio of expenses before expense reductions (%)[d]	.84	.84	.82	.81	.78
Ratio of expenses after expense reductions (%)[d]	.70	.72	.72	.74	.73
Ratio of net investment income (loss) (%)	2.13	1.89	1.59	1.66	.65
Portfolio turnover rate (%)	111	100	97	293	121

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.50	$16.67	$13.78	$15.31	$17.40
Income (loss) from investment operations:

Net investment income (loss)[a]	.27	.24	.20	.19	.06
Net realized and unrealized gain (loss)	3.92	(1.88)	2.87	(.92)	(1.21)
Total from investment operations	4.19	(1.64)	3.07	(.73)	(1.15)
Less distributions from:

Net investment income	(.25)	(.36)	(.18)	(.10)	(.19)
Net realized gains on investment transactions	(1.27)	(1.17)	—	(.70)	(.75)
Total distributions	(1.52)	(1.53)	(.18)	(.80)	(.94)
Net asset value, end of period	$16.17	$13.50	$16.67	$13.78	$15.31
Total Return (%)[b]	32.49	(10.71)	22.45 [c]	(4.62)	(7.16)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	4	4	4
Ratio of expenses before expense reductions (%)[d]	1.16	1.16	1.15	1.13	1.10
Ratio of expenses after expense reductions (%)[d]	1.02	1.04	1.03	1.05	1.04
Ratio of net investment income (loss) (%)	1.82	1.55	1.31	1.37	.35
Portfolio turnover rate (%)	111	100	97	293	121

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS CROCI® U.S. VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	13

U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2019, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

14	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

At December 31, 2019, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$9,621,506
Net unrealized appreciation (depreciation) on investments	$12,590,896

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $147,065,593. The net unrealized appreciation for all investments based on tax cost was $12,590,896. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $14,741,218 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $2,150,322.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$4,413,315	$7,103,422
Distributions from long-term capital gains	$10,190,756	$7,292,533

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment transactions (excluding short-term investments) aggregated $159,560,395 and $165,409,844, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	15

For the period from January 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.70%
Class B	1.02%

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.69%
Class B	1.00%

For the year ended December 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$202,153
Class B	5,115

$207,268

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $145,225, of which $13,192 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2019
Class A	$383	$64
Class B	225	37

	$608	$101

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2019, the Distribution Service Fee aggregated $8,538, of which $772 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $7,802, of which $3,290 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2019, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $26.

16	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

D. Ownership of the Fund

At December 31, 2019, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 62% and 31%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 62% and 15%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS CROCI U.S. VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS CROCI U.S. VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

18	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,122.60	$1,120.60
Expenses Paid per $1,000*	$3.69	$5.40

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,021.73	$1,020.11
Expenses Paid per $1,000*	$3.52	$5.14

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	.69%	1.01%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	19

Tax Information	(Unaudited)

The Fund paid distributions of $1.10 per share from net long-term capital gains during its year ended December 31, 2019.

For corporate shareholders, 76% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2019, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® U.S. VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	21

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that, effective October 3, 2016, the Fund changed its investment strategy and portfolio management team, and noted that the Fund further changed its investment strategy, effective May 1, 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency

22	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	23

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

24	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	25

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Notes

VS2CUS-2 (R-025833-9 2/20)

December 31, 2019

Annual Report

Deutsche DWS Variable Series II

DWS Government & Agency Securities VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
22	Report of Independent Registered Public Accounting Firm
23	Information About Your Fund’s Expenses
24	Tax Information
24	Proxy Voting
25	Advisory Agreement Board Considerations and Fee Evaluation
28	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The “full faith and credit” guarantee of the US government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. The Fund may lend securities to approved institutions. See the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 0.93% and 1.28% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,643	$10,880	$11,002	$13,245
	Average annual total return	6.43%	2.85%	1.93%	2.85%
Bloomberg Barclays GNMA Index	Growth of $10,000	$10,585	$10,892	$11,216	$13,715
	Average annual total return	5.85%	2.89%	2.32%	3.21%

DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,605	$10,764	$10,809	$12,805
	Average annual total return	6.05%	2.49%	1.57%	2.50%
Bloomberg Barclays GNMA Index	Growth of $10,000	$10,585	$10,892	$11,216	$13,715
	Average annual total return	5.85%	2.89%	2.32%	3.21%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	3

Management Summary	December 31, 2019 (Unaudited)

During the 12-month period ended December 31, 2019, the portfolio provided a total return of 6.43% (Class A shares, unadjusted for contract charges) compared with the 5.85% return of its benchmark, the Bloomberg Barclays GNMA Index.

The fixed income markets broadly produced exceptionally strong returns in 2019. A backdrop of moderate economic growth and low inflation led the U.S. Federal Reserve (the Fed) to lower its benchmark lending rate by a quarter point on three occasions between the end of July and the end of October. Other major central banks globally also moved to ease monetary policy. U.S. Treasuries performed well in this environment, as yields fell (and prices rose) for bonds of all maturities. For the 12 months ended December 31, 2019, the yield on the 10-year note fell from 2.69% to 1.92% while the two-year yield fell from 2.48% to 1.58%, resulting in a steepening of the curve. Treasury yields bottomed out around late August, when the market began to factor in improving economic data and the reduced outlook for further Fed rate cuts. Investment-grade corporate bonds led performance within the U.S. bond market for the year, benefiting from the decline in Treasury yields and continued corporate profit growth, followed closely by lower-rated, high yield corporates. Securitized assets including mortgage backed securities, asset backed securities, and commercial mortgage backed securities were also comfortably in positive territory, while lagging securities more sensitive to credit and interest rate conditions.

Performance for some sectors of the GNMA universe was challenged in 2019 as Treasury yields moved notably lower. Discount coupons and specified pools led performance within GNMAs as longer duration assets with greater interest rate sensitivity were favored in a declining rate environment. The portfolio maintained an underweight to GNMAs in favor of conventional mortgage-backed securities (MBS) across liquid coupons, while overweighting specified pools within GNMAs due to favorable prepayment behavior. As interest rates rallied in the first half of 2019, we reduced exposure to high coupon pass-throughs and increased duration via U.S. Treasury exposure. The portfolio’s overweight stance with respect to duration was shifted to neutral late in the year while initiating a steepening bias with respect to the yield curve. For the period, GNMA security selection, in particular a bias toward seasoned collateral, added to relative performance, as did off-benchmark exposures to other securitized categories including commercial mortgage-backed securities and asset-backed securities. The portfolio’s overweight stance with respect to duration for much of the period also benefited performance. The portfolio continues to utilize derivatives for both hedging and active management of duration and yield curve positioning.

The Fund is scheduled to liquidate on or about February 27, 2020.

Gregory M. Staples, CFA, Managing Director

Scott Agi, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Terms to Know

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Credit spread is the additional yield provided by bonds rated AA and below vs. comparable maturity bonds rated AAA.

Mortgage-backed securities are securities made up of a bundle of home loans bought from the banks that issued them. Investors receive periodic payments similar to coupon payments on bonds. Commercial mortgage-backed securities are secured by loans on commercial properties. Asset-backed securities are secured by loans, credit or receivables, exclusive of mortgage debt.

The Bloomberg Barclays GNMA Index tracks the performance of fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA). Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Duration is a gauge of price sensitivity to changes in interest rates.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Contributors and detractors incorporate both a holding’s return and its weight. If two holdings have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	12/31/19	12/31/18
Mortgage-Backed Securities Pass-Throughs	74%	82%
Collateralized Mortgage Obligations	14%	10%
Commercial Mortgage-Backed Securities	6%	4%
Asset-Backed	6%	3%
Government & Agency Obligations	4%	4%
Cash Equivalents and Other Assets and Liabilities, net	–4%	–3%
	100%	100%

Coupons*	12/31/19	12/31/18
Less than 3.5%	46%	25%
3.5%–4.49%	41%	52%
4.5%–5.49%	8%	17%
5.5%–6.49%	3%	3%
6.5%–7.49%	2%	3%
7.5% and Greater	0%	0%
	100%	100%

Interest Rate Sensitivity	12/31/19	12/31/18
Effective Maturity	5.3 years	8.1 years
Effective Duration	3.4 years	4.7 years

*	Excludes Cash Equivalents and U.S. Treasury Bills.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Investment Portfolio	as of December 31, 2019

	Principal Amount ($)	Value ($)
Mortgage-Backed Securities Pass-Throughs 74.5%

Federal Home Loan Mortgage Corp.:

3.0%, with various maturities from 9/1/2047 until 11/1/2049	1,163,183	1,180,276

3.5%, 9/1/2047	572,809	594,950

4.0%, with various maturities from 1/1/2045 until 12/1/2045	481,357	516,456

Federal National Mortgage Association:

3.0%, with various maturities from 3/1/2047 until 10/1/2047	1,150,666	1,174,763

3.5%, with various maturities from 8/1/2047 until 1/1/2048	1,724,102	1,796,579

4.0%, 8/1/2047	836,625	882,322

Government National Mortgage Association:

3.0%, with various maturities from 5/20/2045 until 1/1/2050 (a)	7,270,368	7,464,889

3.5%, with various maturities from 4/15/2042 until 9/20/2049	8,921,483	9,293,812

4.0%, 6/20/2047	341,978	361,732

4.5%, with various maturities from 4/20/2035 until 4/15/2041	866,485	941,292

4.55%, 1/15/2041	78,677	84,962

4.625%, 5/15/2041	95,125	98,190

5.0%, with various maturities from 12/15/2032 until 8/15/2040	127,722	140,494

5.5%, with various maturities from 1/15/2034 until 6/15/2042	470,944	537,891

6.0%, with various maturities from 5/20/2034 until 1/15/2038	234,433	271,386

6.5%, with various maturities from 9/15/2036 until 2/15/2039	187,447	217,851

7.0%, with various maturities from 2/20/2027 until 2/15/2038	58,346	61,966

7.5%, 10/20/2031	2,948	3,460
Total Mortgage-Backed Securities Pass-Throughs (Cost $25,228,457)		25,623,271

Asset-Backed 5.5%
Automobile Receivables 2.9%

AmeriCredit Automobile Receivables Trust:

“A3”, Series 2017-1, 1.87%, 8/18/2021	6,251	6,250

“C”, Series 2019-2, 2.74%, 4/18/2025	330,000	332,919

“D”, Series 2017-3, 3.18%, 7/18/2023	210,000	213,305

Hertz Vehicle Financing II LP, “A”, Series 2018-1A, 144A, 3.29%, 2/25/2024	350,000	358,202

	Principal Amount ($)	Value ($)

United Auto Credit Securitization Trust, “A”, Series 2019-1, 144A, 2.82%, 7/12/2021	84,876	85,016

		995,692

Miscellaneous 2.6%

GMF Floorplan Owner Revolving Trust, “B”, Series 2019-2, 144A, 3.1%, 4/15/2026	440,000	448,282

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	294,163	297,860

NRZ Excess Spread-Collateralized Notes, “B”, Series 2018-PLS1, 144A, 3.588%, 1/25/2023	167,045	167,831

		913,973
Total Asset-Backed (Cost $1,885,251)		1,909,665

Collateralized Mortgage Obligations 14.2%

Federal Home Loan Mortgage Corp.:

“OA”, Series 3179, Principal Only, Zero Coupon, 7/15/2036	60,884	53,260

“CZ”, Series 4113, 3.0%, 9/15/2042	334,073	325,481

“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	207,778	24,942

“UA”, Series 4298, 4.0%, 2/15/2054	53,835	55,598

“C32”, Series 303, Interest Only, 4.5%, 12/15/2042	627,591	137,796

“MI”, Series 3871, Interest Only, 6.0%, 4/15/2040	15,926	555

“IJ”, Series 4472, Interest Only, 6.0%, 11/15/2043	237,588	52,917

“A”, Series 172, Interest Only, 6.5%, 1/1/2024	3,804	359

“C22”, Series 324, Interest Only, 6.5%, 4/15/2039	344,750	87,720

Federal National Mortgage Association:

“FE”, Series 2018-94, 1-month USD-LIBOR + 0.400%, 2.192%*, 1/25/2049	285,565	284,127

“Z”, Series 2013-44, 3.0%, 5/25/2043	102,397	94,888

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	158,652	24,905

“DZ”, Series 2019-9, 4.0%, 3/25/2049	310,151	333,656

“IO”, Series 2016-26, Interest Only, 5.0%, 5/25/2046	672,507	122,901

“UI”, Series 2010-126, Interest Only, 5.5%, 10/25/2040	255,419	44,383

“IO”, Series 2014-70, Interest Only, 5.5%, 10/25/2044	356,383	73,640

“BI”, Series 2015-97, Interest Only, 5.5%, 1/25/2046	292,042	58,762

“WI”, Series 2011-59, Interest Only, 6.0%, 5/25/2040	9,533	91

“YT”, Series 2013-35, 6.5%, 9/25/2032	386,571	442,736

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	7

	Principal Amount ($)	Value ($)

Government National Mortgage Association:

“JZ”, Series 110-2017, 3.0%, 7/20/2047	261,248	245,474

“JI”, Series 2013-10, Interest Only, 3.5%, 1/20/2043	395,294	69,648

“IP”, Series 2015-50, Interest Only, 4.0%, 9/20/2040	508,640	23,159

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	162,942	11,711

“GZ”, Series 2005-24, 5.0%, 3/20/2035	699,313	822,589

“AZ”, Series 2019-31, 5.0%, 3/20/2049	299,335	337,252

“IA”, Series 2012-64, Interest Only, 5.5%, 5/16/2042	141,172	30,713

“DI”, Series 2009-10, Interest Only, 6.0%, 4/16/2038	68,847	6,382

“IP”, Series 2009-118, Interest Only, 6.5%, 12/16/2039	25,049	5,305

“IC”, Series 1997-4, Interest Only, 7.5%, 3/16/2027	171,948	25,496

JP Morgan Mortgage Trust:

“A6”, Series 2017-2, 144A, 3.0%, 5/25/2047	398,228	400,835

“A5”, Series 2017-4, 144A, 3.5%, 11/25/2048	231,759	234,240

New Residential Mortgage Loan:

“A1”, Series 2019-NQM3, 144A, 2.802%, 7/25/2049	270,201	270,546

“A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	181,596	182,989
Total Collateralized Mortgage Obligations (Cost $4,691,378)		4,885,056

Commercial Mortgage-Backed Securities 6.0%

BANK, “A3”, Series 2019-BN20, 3.011%, 9/15/2061	350,000	360,434

Benchmark Mortgage Trust, “A4” Series 2019-B13, 2.952%, 8/15/2057	413,045	422,936

FHLMC Multifamily Structured Pass-Through Certificates, “X1P”, Series KL05, Interest Only, 0.892%, 6/25/2029	1,400,000	101,712

	Principal Amount ($)	Value ($)

Morgan Stanley Capital I Trust, “A4” Series 2019-L3, 3.127%, 11/15/2029	400,000	412,789

Wells Fargo Commercial Mortgage Trust, “A4”, Series 2016-NXS6, 2.918%, 11/15/2049	750,000	769,012
Total Commercial Mortgage-Backed Securities (Cost $2,027,726)		2,066,883

Government & Agency Obligations 1.5%
U.S. Treasury Obligation
U.S. Treasury Notes, 2.125%, 7/31/2024 (Cost $509,692)	500,000	509,726

Short-Term U.S. Treasury Obligations 2.5%

U.S. Treasury Bills:

1.495%**, 7/16/2020	100,000	99,163

1.598%**, 9/10/2020 (c)	400,000	395,744

1.802%**, 7/16/2020 (b)	380,000	376,822
Total Short-Term U.S. Treasury Obligations (Cost $870,944)		871,729

	Shares	Value ($)
Cash Equivalents 7.3%

DWS Central Cash Management Government Fund, 1.62% (d)	1,400,632	1,400,632

DWS ESG Liquidity Fund “Capital Shares”, 1.76% (d)	1,123,733	1,123,845
Total Cash Equivalents (Cost $2,524,259)		2,524,477

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $37,737,707)	111.5	38,390,807
Other Assets and Liabilities, Net	(11.5)	(3,969,180)
Net Assets	100.0	34,421,627

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Cash Equivalents 7.3%
DWS Central Cash Management Government Fund, 1.62% (d)
3,485,215	33,127,069	35,211,652	—	—	53,547	—	1,400,632	1,400,632
DWS ESG Liquidity Fund “Capital Shares”, 1.76% (d)
3,784,362	39,374	2,700,540	810	(161)	22,058	—	1,123,733	1,123,845
7,269,577	33,166,443	37,912,192	810	(161)	75,605	—	2,524,365	2,524,477

*

Variable or floating rate security. These securities are shown at their current rate as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

**	Annualized yield at time of purchase; not a coupon rate.

(a)	When-issued, delayed delivery or forward commitment securities included.

(b)	At December 31, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c)	At December 31, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2019, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/20/2020	6	771,641	770,531	1,110
U.S. Treasury Long Bond	USD	3/20/2020	6	944,312	935,438	8,874
Total unrealized appreciation						9,984

At December 31, 2019, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Floating — 3-Month LIBOR Quarterly	Fixed — 1.62% Semi-Annually	11/8/2019 11/8/2021	4,400,000	USD	(7,057)	—	(7,057)
Floating — 3-Month LIBOR Quarterly	Fixed — 1.652% Semi-Annually	11/26/2019 11/26/2029	300,000	USD	(6,320)	—	(6,320)
Floating — 3-Month LIBOR Quarterly	Fixed — 1.659% Semi-Annually	10/15/2019 10/15/2021	13,400,000	USD	(17,876)	—	(17,876)
Fixed — 2.724% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/4/2019 3/5/2029	700,000	USD	(56,985)	—	(56,985)
Fixed — 2.179% Semi-Annually	Floating — 3-Month LIBOR Quarterly	5/21/2019 2/21/2023	300,000	USD	(6,385)	—	(6,385)
Fixed — 1.756% Semi-Annually	Floating — 3-Month LIBOR Quarterly	9/17/2019 9/17/2029	400,000	USD	2,508	—	2,508
Fixed — 2.085% Semi-Annually	Floating — 3-Month LIBOR Quarterly	5/30/2019 5/31/2022	200,000	USD	(1,986)	—	(1,986)
Fixed — 2.45% Semi-Annually	Floating — 3-Month LIBOR Quarterly	12/20/2017 12/20/2032	500,000	USD	(27,790)	—	(27,790)
Fixed — 1.537% Semi-Annually	Floating — 3-Month LIBOR Quarterly	11/26/2019 11/26/2024	3,200,000	USD	27,994	—	27,994
Fixed — 1.961% Semi-Annually	Floating — 3-Month LIBOR Quarterly	6/28/2019 6/28/2029	300,000	USD	(2,437)	—	(2,437)
Fixed — 1.565% Semi-Annually	Floating — 3-Month LIBOR Quarterly	9/27/2019 9/27/2029	400,000	USD	9,690	—	9,690
Total net unrealized depreciation							(86,644)
LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at December 30, 2019 is 1.908%.

Currency Abbreviations

USD	United States Dollar

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	9

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (e)
Mortgage-Backed Securities Pass-Throughs	$—	$25,623,271	$—	$25,623,271
Asset-Backed	—	1,909,665	—	1,909,665
Collateralized Mortgage Obligations	—	4,885,056	—	4,885,056
Commercial Mortgage-Backed Securities	—	2,066,883	—	2,066,883
Government & Agency Obligations	—	509,726	—	509,726
Short-Term U.S. Treasury Obligations	—	871,729	—	871,729
Short-Term Investments (e)	2,524,477	—	—	2,524,477
Derivatives (f)
Futures Contracts	9,984	—	—	9,984
Interest Rate Swap Contracts	—	40,192	—	40,192
Total	$2,534,461	$35,906,522	$—	$38,440,983

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Interest Rate Swap Contracts	$—	$(126,836)	$—	$(126,836)
Total	$—	$(126,836)	$—	$(126,836)

(e)	See Investment Portfolio for additional detailed categorizations.

(f)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $35,213,448)	$35,866,330
Investment in affiliated securities, at value (cost $2,524,259)	2,524,477
Foreign currency, at value	17
Receivable for investments sold — forward commitments	1,033,898
Receivable for Fund shares sold	12,307
Interest receivable	118,026
Receivable for variation margin on futures contracts	2,703
Receivable for variation margin on centrally cleared swaps	4,561
Other assets	1,073
Total assets	39,563,392

Liabilities
Cash overdraft	2,650
Payable for investments purchased — forward commitments	5,042,081
Payable for Fund shares redeemed	9,138
Accrued management fee	6,611
Accrued Trustees’ fees	1,902
Other accrued expenses and payables	79,383
Total liabilities	5,141,765
Net assets, at value	$34,421,627

Net Assets Consist of
Distributable earnings (loss)	1,654,579
Paid-in capital	32,767,048
Net assets, at value	$34,421,627

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($33,073,826 ÷ 2,926,799 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.30
Class B

Net Asset Value, offering and redemption price per share ($1,347,801 ÷ 119,399 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.29

Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:
Interest	$1,077,129
Income distributions from affiliated securities	75,605
Total income	1,152,734
Expenses:
Management fee	160,744
Administration fee	35,721
Services to Shareholders	656
Record keeping fee (Class B)	1,386
Distribution service fees (Class B)	3,711
Custodian fee	13,541
Professional fees	52,651
Reports to shareholders	37,315
Trustees’ fees and expenses	4,464
Other	8,502
Total expenses before expense reductions	318,691
Expense reductions	(124,218)
Total expenses after expense reductions	194,473
Net investment income	958,261

Realized and Unrealized Gain/(Loss)
Net realized gain (loss) from:
Non-Affiliated investments	145,531
Affiliated investments	810
Swap contracts	(53,187)
Futures	568,103
Forward foreign currency contracts	12,444
Foreign currency	(1,514)
672,187
Change in net unrealized appreciation (depreciation) on:
Non-Affiliated investments	772,720
Affiliated investments	(161)
Swap contracts	(47,390)
Futures	(106,570)
Forward foreign currency contracts	(5,304)
Foreign currency	(461)
612,834
Net gain (loss)	1,285,021
Net increase (decrease) in net assets resulting from operations	$2,243,282

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	11

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income	$958,261	$1,004,300
Net realized gain (loss)	672,187	(489,745)
Change in net unrealized appreciation (depreciation)	612,834	(391,353)
Net increase (decrease) in net assets resulting from operations	2,243,282	123,202
Distributions to shareholders
Class A	(931,223)	(1,045,563)
Class B	(36,052)	(40,012)
Total distributions	(967,275)	(1,085,575)
Fund share transactions:
Class A
Proceeds from shares sold	3,483,018	2,638,856
Reinvestment of distributions	931,223	1,045,563
Payments for shares redeemed	(7,472,223)	(8,226,521)
Net increase (decrease) in net assets from Class A share transactions	(3,057,982)	(4,542,102)
Class B
Proceeds from shares sold	111,055	54,842
Reinvestment of distributions	36,052	40,012
Payments for shares redeemed	(459,912)	(296,226)
Net increase (decrease) in net assets from Class B share transactions	(312,805)	(201,372)
Increase (decrease) in net assets	(2,094,780)	(5,705,847)
Net assets at beginning of period	36,516,407	42,222,254

Net assets at end of period	$34,421,627	$36,516,407

Other Information
Class A
Shares outstanding at beginning of period	3,199,776	3,619,812
Shares sold	314,630	242,507
Shares issued to shareholders in reinvestment of distributions	85,985	97,716
Shares redeemed	(673,592)	(760,259)
Net increase (decrease) in Class A shares	(272,977)	(420,036)

Shares outstanding at end of period	2,926,799	3,199,776
Class B
Shares outstanding at beginning of period	147,546	165,975
Shares sold	9,978	5,073
Shares issued to shareholders in reinvestment of distributions	3,326	3,736
Shares redeemed	(41,451)	(27,238)
Net increase (decrease) in Class B shares	(28,147)	(18,429)

Shares outstanding at end of period	119,399	147,546

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$10.91	$11.15	$11.25	$11.48	$11.80
Income (loss) from investment operations:

Net investment income[a]	.30	.28	.23	.25	.27
Net realized and unrealized gain (loss)	.39	(.22)	(.04)	(.13)	(.26)
Total from investment operations	.69	.06	.19	.12	.01
Less distributions from:

Net investment income	(.30)	(.30)	(.29)	(.35)	(.33)
Net asset value, end of period	$11.30	$10.91	$11.15	$11.25	$11.48
Total Return (%)[b]	6.43	.55	1.67	1.06	.06

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	35	40	52	66
Ratio of expenses before expense reductions (%)[c]	.88	.93	.87	.86	.74
Ratio of expenses after expense reductions (%)[c]	.53	.55	.61	.58	.68
Ratio of net investment income (%)	2.70	2.58	2.03	2.22	2.33
Portfolio turnover rate (%)	334	448	588	521	376

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$10.90	$11.14	$11.24	$11.46	$11.79
Income (loss) from investment operations:

Net investment income[a]	.26	.24	.19	.21	.23
Net realized and unrealized gain (loss)	.39	(.22)	(.04)	(.12)	(.27)
Total from investment operations	.65	.02	.15	.09	(.04)
Less distributions from:

Net investment income	(.26)	(.26)	(.25)	(.31)	(.29)
Net asset value, end of period	$11.29	$10.90	$11.14	$11.24	$11.46
Total Return (%)[b]	6.05	.19	1.31	.79	(.36)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	2	2	3
Ratio of expenses before expense reductions (%)[c]	1.23	1.28	1.21	1.21	1.09
Ratio of expenses after expense reductions (%)[c]	.88	.90	.95	.93	1.03
Ratio of net investment income (%)	2.35	2.23	1.69	1.88	1.99
Portfolio turnover rate (%)	334	448	588	521	376

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	13

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Government & Agency Securities VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally

14	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

During the year ended December 31, 2019, the Fund had no securities on loan.

Forward Commitments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may sell the forward commitment security before the settlement date or enter into a new commitment to extend the delivery date into the future. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	15

Certain risks may arise upon entering into when-issued, delayed delivery or forward commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2019, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$1,066,070
Net unrealized appreciation (depreciation) on investments	$588,603

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $37,737,707. The net unrealized appreciation for all investments based on tax cost was $588,603. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $824,381 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $235,778.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$967,275	$1,085,575

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

16	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the year ended December 31, 2019, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

There were no open total return swap contracts as of December 31, 2019. For the year ended December 31, 2019, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $348,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2019, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

A summary of the open interest rate swap contracts as of December 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2019, the investment in interest rate swap contracts had a total USD equivalent notional amount generally indicative of a range from $1,600,000 to $24,100,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2019, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	17

upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2019, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $13,329,000 and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $579,000 to $4,963,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2019, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open option contracts as of December 31, 2019. For the year ended December 31, 2019, the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $3,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2019, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There were no open forward currency contracts as of December 31, 2019. For the year ended December 31, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $785,000 and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $780,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $720,000.

18	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

The following tables summarize the value of the Fund’s derivative instruments held as of December 31, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$40,192	$9,984	$50,176

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)

Includes cumulative appreciation of swap contracts and futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Swap Contracts
Interest Rate Contracts (b)	$(126,836)

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(b)	Includes cumulative depreciation of swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$(150)	$—	$(53,187)	$568,103	$514,766
Foreign Exchange Contracts (d)	—	12,444	—	—	12,444
	$(150)	$12,444	$(53,187)	$568,103	$527,210

Each of the above derivatives is located in the following Statement of Operations accounts:

(c)	Net realized gain (loss) from investments (includes purchased options), swap contracts and futures, respectively

(d)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (e)	$—	$(47,390)	$(106,570)	$(153,960)
Foreign Exchange Contracts (f)	(5,304)	—	—	(5,304)
	$(5,304)	$(47,390)	$(106,570)	$(159,264)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Change in net unrealized appreciation (depreciation) from swap contracts and futures, respectively

(f)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

C. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$126,446,654	$128,703,642
U.S. Treasury Obligations	$1,609,820	$1,819,417

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	19

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund’s average daily net assets.

For the period from January 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.53%
Class B	.88%

Effective October 1, 2019 through February 27, 2020 (see Note G), the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.53%
Class B	.87%

For the year ended December 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$119,044
Class B	5,174
$124,218

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $35,721, of which $2,939 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC were as follows:

	Total Aggregated	Unpaid at December 31, 2019
Class A	$253	$39
Class B	38	6
	$291	$45

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2019, the Distribution Service Fee aggregated $3,711, of which $294 is unpaid.

20	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,724, of which $4,281 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2019, the Fund did not incur securities lending agent fees to Deutsche Bank AG.

E. Ownership of the Fund

At December 31, 2019, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 50%, 32% and 15%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 92%.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

G. Fund Liquidation

Upon the recommendation of the Advisor, the Fund’s Board of Trustees has authorized the Fund’s termination and liquidation, effective on or about February 27, 2020 (the “Liquidation Date”). Accordingly, the Fund will involuntarily redeem the shares of any shareholder (i.e. participating insurance company that offers the Fund) outstanding on the Liquidation Date. Existing participating insurance company investors that currently offer the Fund as an investment option may continue to offer it to their contract owners until the Liquidation Date.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Government & Agency Securities VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Government & Agency Securities VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

22	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,018.90	$1,018.00
Expenses Paid per $1,000*	$2.70	$4.48

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,022.53	$1,020.77
Expenses Paid per $1,000*	$2.70	$4.48

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	.53%	.88%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	23

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

24	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government & Agency Securities VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	25

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

26	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	27

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

28	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	29

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

30	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Notes

VS2GAS-2 (R-025831-9 2/20)

December 31, 2019

Annual Report

Deutsche DWS Variable Series II

DWS Global Equity VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 is 1.22% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 26 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Global Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,626	$15,023	$15,662	$21,631
	Average annual total return	36.26%	14.53%	9.39%	8.02%
MSCI All Country World Index	Growth of $10,000	$12,660	$14,217	$14,973	$23,217
	Average annual total return	26.60%	12.44%	8.41%	8.79%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	3

Management Summary	December 31, 2019 (Unaudited)

Class A shares of the Fund gained 36.26% (unadjusted for contract charges) in 2019, outperforming the 26.60% return of the MSCI All Country World Index. The Fund’s average annual return for the five-year period ended December 31, 2019 was 9.39%, versus 8.41% for the index in the same span.

Our emphasis on growth stocks was a key factor driving performance in 2019. Stock selection also played a large role in the Fund’s strong showing. The Fund outpaced the corresponding index components in nine of the ten sectors in which it was invested, led by consumer discretionary, information technology, financials, and health care. Energy was the only area in which the Fund lagged, but we made up for the shortfall by having an underweight allocation to this underperforming sector.

Our performance advantage in the consumer discretionary sector was led by a position in YETI Holdings, Inc. (United States). We participated in the initial public offering (IPO) in the second half of 2018 on the belief that the company’s potential for expansion both domestically and overseas would fuel robust growth. After some initial weakness following the IPO, the stock rallied on the combination of improved inventory management, positive earnings results, and continued brand momentum. Brookfield Asset Management, Inc. (Canada) which reported steady growth, was another key contributor in both the financial sector and the Fund as a whole. Globant SA, a software company based in Argentina, was the top performer in technology. The company beat earnings estimates and raised its guidance thanks to a favorable demand environment. A number of health care stocks also finished among the Fund’s top contributors for the year, including the U.S. companies TransMedics Group, Inc.*, Zoetis, Inc., and Danaher Corp.

At a time of robust relative performance, few aspects of the Fund’s positioning stood out as negatives. Evolent Health, Inc., which we purchased on the belief that the company was well positioned for the U.S. health care industry’s transition to value-based payment models, was the largest individual detractor. The stock was hit by concerns about contract losses and an acquisition that was poorly received by the markets. SmileDirectClub Inc. (U.S.) and Canada Goose Holdings, Inc. were also key detractors, as were underweights in the domestic mega-cap stocks Apple, Inc. and Facebook, Inc.*

The strong performance of the global markets led to a significant increase in valuations in 2019, resulting in a narrower set of investment opportunities. We therefore became increasingly selective in identifying investment candidates for the Fund. The companies held in the portfolio continue to have robust drivers of growth, however, and in general are maintaining their competitive leadership positions by leveraging advanced technologies and executing well. We found a number of higher-conviction ideas in the technology sector over the course of the year, and we increased the portfolio’s weightings in Microsoft Corp. (U.S.), EPAM Systems, Inc. (U.S.), Alibaba Group Holding, Ltd. (China), and Globant SA. We also incrementally added to the Fund’s weighting in higher-growth companies, including DexCom, Inc. (U.S), and we built positions in high-quality firms that we believe offer cyclical upside and reasonable valuations, such as Cie de Saint-Gobain SA (France) and 3M Co. (U.S.). Conversely, we either sold or reduced stocks with deteriorating fundamentals, including China Life Insurance Co. Ltd.*, A.O. Smith Corp.* (U.S.), Komatsu Ltd.* (Japan), and Mitsubishi UFJ Financial Group, Inc.* (Japan).

From a regional perspective, we held a relatively neutral stance with the largest absolute weighting in the United States. On a longer-term basis, we think the emerging markets offer the most compelling growth prospects — particularly in areas that are sensitive to domestic consumption trends.

The Fund ended the year with a cash weighting of about 1.2%, which we think provides us with the flexibility to add to positions in our favored companies if macro-related headlines begin to fuel market volatility in the months ahead. We would welcome such disruptions, as they can provide an opportunity to build positions in attractive, higher-growth stocks at more reasonable valuations.

Sebastian P. Werner, PhD, Director

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Terms to Know

MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 26 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Underweight means the Fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Contribution incorporates both a stock’s total return and its weighting in the Fund.

*	Not held at December 31, 2019.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/19	12/31/18
Common Stocks	99%	99%
Cash Equivalent	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	12/31/19	12/31/18
Information Technology	21%	18%
Financials	20%	20%
Health Care	15%	15%
Consumer Discretionary	11%	11%
Industrials	10%	11%
Communication Services	8%	9%
Consumer Staples	7%	8%
Materials	4%	4%
Energy	3%	3%
Real Estate	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	12/31/19	12/31/18
United States	52%	51%
Germany	9%	10%
China	7%	7%
Canada	7%	7%
Switzerland	5%	4%
France	4%	3%
Japan	4%	5%
United Kingdom	3%	5%
Ireland	3%	2%
Argentina	2%	2%
Sweden	1%	2%
Others	3%	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Investment Portfolio	as of December 31, 2019

	Shares	Value ($)
Common Stocks 99.1%
Argentina 1.9%
Globant SA* (Cost $274,381)	5,300	562,065

Brazil 0.4%
Pagseguro Digital Ltd. “A”* (Cost $102,067)	3,000	102,480

Canada 6.8%

Agnico Eagle Mines Ltd.	4,650	286,486

Alimentation Couche-Tard, Inc. “B”	10,340	328,144

Brookfield Asset Management, Inc. “A”	18,200	1,051,593

Canada Goose Holdings, Inc.* (a)	4,200	152,048

Toronto-Dominion Bank	3,860	216,491

(Cost $998,712)		2,034,762

China 6.9%

Alibaba Group Holding Ltd. (ADR)*	2,650	562,065

China Literature Ltd. 144A*	14	58

Luckin Coffee, Inc. (ADR)* (a)	2,480	97,613

Momo, Inc. (ADR)	4,200	140,700

New Oriental Education & Technology Group, Inc. (ADR)*	1,840	223,100

Ping An Insurance (Group) Co. of China Ltd. “H”	41,500	492,609

Tencent Holdings Ltd.	11,200	539,098

(Cost $1,390,507)		2,055,243

France 3.9%

Cie de St-Gobain SA	5,400	221,283

LVMH Moet Hennessy Louis Vuitton SE	275	128,049

TOTAL SA	6,060	335,554

VINCI SA	4,400	489,725

(Cost $1,124,085)		1,174,611

Germany 8.6%

adidas AG	485	158,410

Allianz SE (Registered)	2,525	618,844

BASF SE	2,930	222,238

Deutsche Boerse AG	3,650	575,480

Evonik Industries AG	7,800	239,985

Fresenius Medical Care AG & Co. KGaA	6,107	453,453

Siemens AG (Registered)	2,400	314,494

(Cost $2,168,450)		2,582,904

Ireland 2.9%

Experian PLC	12,350	417,602

Kerry Group PLC “A” (b)	49	6,048

Kerry Group PLC “A” (b)	3,451	430,289

(Cost $514,472)		853,939

Japan 3.6%

Kao Corp.	2,800	231,124

Keyence Corp.	1,200	422,498

SMC Corp.	900	410,655

(Cost $876,459)		1,064,277

	Shares	Value ($)

Luxembourg 0.7%
Eurofins Scientific SE (a) (Cost $84,118)	390	216,301

Malaysia 0.6%
IHH Healthcare Bhd. (Cost $177,866)	136,600	182,699

Norway 0.6%
Mowi ASA (Cost $82,231)	7,200	186,918

Singapore 1.0%
DBS Group Holdings Ltd. (Cost $279,300)	15,200	292,744

Sweden 1.3%

Assa Abloy AB “B”	6,700	156,592

Spotify Technology SA* (c)	1,445	216,100

(Cost $343,591)		372,692

Switzerland 4.4%

Lonza Group AG (Registered)*	2,200	802,772

Nestle SA (Registered)	4,834	523,297

(Cost $476,148)		1,326,069

United Kingdom 3.4%

Aon PLC (c)	1,500	312,435

Compass Group PLC	8,360	209,763

Halma PLC	8,200	231,143

Spirax-Sarco Engineering PLC	2,300	270,949

(Cost $464,520)		1,024,290

United States 52.1%

3M Co.	850	149,957

Activision Blizzard, Inc.	7,600	451,592

Alphabet, Inc. “A”*	450	602,726

American Express Co.	3,040	378,450

AMETEK, Inc.	4,445	443,344

Amphenol Corp. “A”	6,000	649,380

Apple, Inc.	1,155	339,166

Applied Materials, Inc.	5,750	350,980

Becton, Dickinson & Co.	2,820	766,955

Boeing Co.	590	192,198

CBRE Group, Inc. “A”*	4,500	275,805

Danaher Corp.	6,000	920,880

DexCom, Inc.*	760	166,242

Ecolab, Inc.	2,060	397,559

EOG Resources., Inc.	3,800	318,288

EPAM Systems, Inc.*	2,460	521,914

Eventbrite, Inc. “A”*	4,675	94,295

Evolent Health, Inc. “A”*	17,000	153,850

Fiserv, Inc.*	4,200	485,646

Intuit, Inc.	1,600	419,088

JPMorgan Chase & Co.	5,300	738,820

Las Vegas Sands Corp.	2,460	169,838

MasterCard, Inc. “A”	2,950	880,841

McDonald’s Corp.	2,285	451,539

Microsoft Corp.	4,620	728,574

Mondelez International, Inc. “A”	6,590	362,977

NVIDIA Corp.	1,130	265,889

Progressive Corp.	15,200	1,100,328

Schlumberger Ltd.	3,960	159,192

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	7

	Shares	Value ($)

ServiceMaster Global Holdings, Inc.*	9,400	363,404

ServiceNow, Inc.*	1,530	431,950

SmileDirectClub, Inc.* (a)	9,484	82,890

T-Mobile U.S., Inc.*	4,300	337,206

TJX Companies, Inc.	5,491	335,280

YETI Holdings, Inc.* (a)	12,000	417,360

Zoetis, Inc.	5,140	680,279

(Cost $9,103,863)		15,584,682
Total Common Stocks (Cost $18,460,770)		29,616,676

Securities Lending Collateral 2.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (d) (e) (Cost $836,078)	836,078	836,078

	Shares	Value ($)
Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 1.62% (d) (Cost $364,206)	364,206	364,206

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $19,661,054)	103.1	30,816,960
Other Assets and Liabilities, Net	(3.1)	(915,623)
Net Assets	100.0	29,901,337

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Securities Lending Collateral 2.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (d) (e)
111,625	724,453	(f)	—	—	—	37,844	—	836,078	836,078
Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 1.62% (d)
238,530	5,659,501		5,533,825	—	—	6,061	—	364,206	364,206
350,155	6,383,954		5,533,825	—	—	43,905	—	1,200,284	1,200,284

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2019 amounted to $818,832, which is 2.7% of net assets.

(b)	Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c)	Listed on the New York Stock Exchange.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$562,065	$—	$—	$562,065
Brazil	102,480	—	—	102,480
Canada	2,034,762	—	—	2,034,762
China	1,023,478	1,031,765	—	2,055,243
France	—	1,174,611	—	1,174,611
Germany	—	2,582,904	—	2,582,904
Ireland	—	853,939	—	853,939
Japan	—	1,064,277	—	1,064,277
Luxembourg	—	216,301	—	216,301
Malaysia	—	182,699	—	182,699
Norway	—	186,918	—	186,918
Singapore	—	292,744	—	292,744
Sweden	216,100	156,592	—	372,692
Switzerland	—	1,326,069	—	1,326,069
United Kingdom	312,435	711,855	—	1,024,290
United States	15,584,682	—	—	15,584,682
Short-Term Investments (g)	1,200,284	—	—	1,200,284
Total	$21,036,286	$9,780,674	$—	$30,816,960

(g)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	9

Statement of Assets and Liabilities
as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $18,460,770) — including $818,832 of securities loaned	$29,616,676
Investment in DWS Government & Agency Securities Portfolio (cost $836,078)*	836,078
Investment in DWS Central Cash Management Government Fund (cost $364,206)	364,206
Foreign currency, at value (cost $81,880)	81,354
Receivable for investments sold	174,925
Dividends receivable	11,984
Interest receivable	873
Foreign taxes recoverable	26,189
Other assets	804
Total assets	31,113,089

Liabilities
Payable upon return of securities loaned	836,078
Payable for investments purchased	240,942
Payable for Fund shares redeemed	45,052
Accrued Trustees’ fees	875
Other accrued expenses and payables	88,805
Total liabilities	1,211,752
Net assets, at value	$29,901,337

Net Assets Consist of
Distributable earnings (loss)	12,247,374
Paid-in capital	17,653,963
Net assets, at value	$29,901,337

Net Asset Value
Class A

Net asset value, offering and redemption price per share ($29,901,337 ÷ 2,310,277 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.94

*	Represents collateral on securities loaned.

Statement of Operations
for the year ended December 31, 2019

Investment Income
Income:
Dividends (net of foreign taxes withheld of $29,066)	$403,860
Income distributions — DWS Central Cash Management Government Fund	6,061
Securities lending income, net of borrower rebates	37,844
Total income	447,765
Expenses:
Management fee	185,282
Administration fee	28,505
Services to shareholders	230
Custodian fee	17,673
Professional fees	75,133
Reports to shareholders	28,736
Trustees’ fees and expenses	3,382
Other	9,276
Total expenses before expense reductions	348,217
Expense reductions	(98,174)
Total expenses after expense reductions	250,043
Net investment income	197,722

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	988,479
Foreign currency	(1,323)
987,156
Change in net unrealized appreciation (depreciation) on:
Investments	7,406,735
Foreign currency	5,167
7,411,902
Net gain (loss)	8,399,058
Net increase (decrease) in net assets resulting from operations	$8,596,780

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income (loss)	$197,722	$149,728
Net realized gain (loss)	987,156	2,189,088
Change in net unrealized appreciation (depreciation)	7,411,902	(5,431,199)
Net increase (decrease) in net assets resulting from operations	8,596,780	(3,092,383)
Distributions to shareholders:
Class A	(2,329,682)	(219,217)
Fund share transactions:
Class A
Proceeds from shares sold	1,084,314	730,055
Reinvestment of distributions	2,329,682	219,217
Payments for shares redeemed	(4,708,430)	(3,317,394)
Net increase (decrease) in net assets from Class A share transactions	(1,294,434)	(2,368,122)
Increase (decrease) in net assets	4,972,664	(5,679,722)
Net assets at beginning of period	24,928,673	30,608,395

Net assets at end of period	29,901,337	24,928,673

Other Information
Class A
Shares outstanding at beginning of period	2,415,204	2,616,821
Shares sold	87,985	62,443
Shares issued to shareholders in reinvestment of distributions	200,144	19,281
Shares redeemed	(393,056)	(283,341)
Net increase (decrease) in Class A shares	(104,927)	(201,617)

Shares outstanding at end of period	2,310,277	2,415,204

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$10.32	$11.70	$9.48	$9.00	$9.21
Income (loss) from investment operations:

Net investment income[a]	.08	.06	.05	.04	.05
Net realized and unrealized gain (loss)	3.55	(1.35)	2.22	.51	(.21)
Total from investment operations	3.63	(1.29)	2.27	.55	(.16)
Less distributions from:

Net investment income	(.06)	(.09)	(.05)	(.07)	(.05)
Net realized gains	(.95)	—	—	—	—
Total distributions	(1.01)	(.09)	(.05)	(.07)	(.05)
Net asset value, end of period	$12.94	$10.32	$11.70	$9.48	$9.00
Total Return (%)[b]	36.26	(11.12)	24.04	6.11 [c]	(1.75)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	25	31	43	49
Ratio of expenses before expense reductions (%)[d]	1.22	1.22	1.06	1.03	1.00
Ratio of expenses after expense reductions (%)[d]	.88	.92	.95	.95	.91
Ratio of net investment income (%)	.69	.51	.49	.49	.58
Portfolio turnover rate (%)	12	43	19	46	79

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reimbursed.
[c]	Includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.31%.
[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Equity VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government &

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	13

Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2019, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

14	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

At December 31, 2019, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$468,101
Undistributed long-term capital gains	$682,875
Net unrealized appreciation (depreciation) on investments	$11,097,195

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $19,719,765. The net unrealized appreciation for all investments based on tax cost was $11,097,195. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $11,707,039 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $609,844.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$144,985	$219,217
Distributions from long-term capital gains	$2,184,697	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment transactions (excluding short-term investments) aggregated $3,317,739 and $6,688,990, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	15

For the period from January 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.89%.

Effective from October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.84%.

For the year ended December 31, 2019, fees waived and/or expenses reimbursed were $98,174.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019 the Administration Fee was $28,505, of which $2,506 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC aggregated $81, of which $13 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,090, of which $3,141 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2019, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $2,860.

D. Ownership of the Fund

At December 31, 2019, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 99%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

16	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Global Equity VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Global Equity VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A
Beginning Account Value 7/1/19	$1,000.00
Ending Account Value 12/31/19	$1,080.10
Expenses Paid per $1,000*	$4.56

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/19	$1,000.00
Ending Account Value 12/31/19	$1,020.82
Expenses Paid per $1,000*	$4.43

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Global Equity VIP	.87%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

18	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Tax Information	(Unaudited)

The Fund paid distributions of $.95 per share from net long-term capital gains during its year ended December 31, 2019.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2019 qualified for the dividends received deduction.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $771,000 as capital gain dividends for its year ended December 31, 2019.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Equity VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

20	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	21

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

22	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	23

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

24	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	25

Notes

Notes

VS2GE-2 (R-025828-9 2/20)

December 31, 2019

Annual Report

Deutsche DWS Variable Series II

DWS Global Income Builder VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
5	Management Summary
7	Portfolio Summary
8	Investment Portfolio
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
23	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Information About Your Fund’s Expenses
34	Tax Information
34	Proxy Voting
35	Advisory Agreement Board Considerations and Fee Evaluation
38	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may lend securities to approved institutions. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 0.69% and 1.15% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 26 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

The S&P® Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

The Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Universal Index.

Bloomberg Barclays U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

Effective December 1, 2019, the MSCI All Country World Index has replaced the S&P Target Risk Moderate Index as the fund’s primary comparative broad-based securities market index. The Blended Index 60/40 and the Bloomberg Barclays U.S. Universal Index have replaced the Blended Index 50/50 as the additional secondary and tertiary comparative indexes, respectively. The Advisor believes that the new indexes collectively better represent the fund’s investment strategy and overall strategic asset allocations and are therefore more suitable for performance comparison.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	3

Comparative Results

DWS Global Income Builder VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,016	$12,931	$13,612	$20,419
	Average annual total return	20.16%	8.94%	6.36%	7.40%
MSCI All Country World Index	Growth of $10,000	$12,660	$14,217	$14,973	$23,217
	Average annual total return	26.60%	12.44%	8.41%	8.79%
Blended Index 60/40	Growth of $10,000	$11,956	$13,045	$13,752	$19,942
	Average annual total return	19.56%	9.27%	6.58%	7.15%
S&P® Target Risk Moderate Index	Growth of $10,000	$11,571	$12,452	$13,032	$18,076
	Average annual total return	15.71%	7.58%	5.44%	6.10%

The growth of $10,000 is cumulative.

DWS Global Income Builder VIP		1-Year	Life of Class*
Class B	Growth of $10,000	$12,001	$11,286
	Average annual total return	20.01%	7.52%
MSCI All Country World Index	Growth of $10,000	$12,660	$11,470
	Average annual total return	26.60%	8.58%
Blended Index 60/40	Growth of $10,000	$11,956	$11,366
	Average annual total return	19.56%	7.99%
S&P® Target Risk Moderate Index	Growth of $10,000	$11,571	$11,259
	Average annual total return	15.71%	7.37%

The growth of $10,000 is cumulative.

*	Class B commenced operations on May 1, 2018.

4	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Management Summary	December 31, 2019 (Unaudited)

The Fund returned 20.16% during the 12 months ended December 31, 2019 (Class A shares, unadjusted for contract charges). In comparison, the MSCI All-Country World Index (which is allocated entirely to equities) returned 26.60%. Its other benchmark — the Blended Index 60/40 — returned 19.56%. The Blended Index 60/40 is a 60%/40% blend of the MSCI All Country World Index and the Bloomberg Barclays U.S. Universal Index. The latter index rose 9.29%.*

Stock selection made a positive contribution to 12-month performance, led by our strong showing in the information technology, consumer discretionary, and energy sectors. However, some of the benefit was offset by selection in financials and an underweight position in consumer staples. An overweight position in the United States aided results. Conversely, the Fund’s allocation to the emerging markets — while positive on an absolute basis — was somewhat detrimental to relative performance.

The Fund’s broader allocation strategy slightly detracted from performance against the Blended Index 60%/40%. The Fund had an average weighting in stocks below 60%, which prevented it from gaining the full benefit of equities’ outperformance.

The bond portfolio performed in line with the fixed-income benchmark. An overweight in credit-sensitive investments contributed, as did security selection. Duration and yield curve management was a further plus, as we positioned the portfolio to take advantage of both falling yields and the outperformance of longer-term bonds. Conversely, we lost some relative performance through an underweight in investment-grade corporates — the best-performing segment of the market.

The Fund benefited from our decision to allocate a portion of the fixed-income position to a portfolio of alternative investments that includes real estate investment trusts (REITs), convertible bonds, and preferred stocks. All three categories outpaced the Blended Index 60%/40% for the year. We reduced the portfolio’s weighting in REITs in the fourth quarter, as the strong run in the category throughout 2019 caused valuations to reach levels that we viewed as being less attractive.

The Fund used derivatives during the past 12 months. On the equity side, we used futures on equity indexes to achieve our desired weightings in a more efficient manner than buying and selling individual securities. In the fixed-income portfolio, we used credit default swaps to facilitate or to hedge exposure to the high-yield market, along with derivatives to manage the currency exposure of certain positions in foreign bonds. We also used interest-rate futures and swaps to manage the Fund’s duration (interest-rate sensitivity). In the aggregate, our use of derivatives was a net contributor. Derivatives are used to achieve the Fund’s risk and return objectives and should be evaluated within the context of the entire portfolio rather than as a standalone strategy.

The Fund closed the year with a moderately defensive posture. This aspect of our positioning had three elements: the narrow underweight in equities, a continued emphasis on dividend-paying stocks, and lower weightings in the bond market’s credit sectors. We believe this approach is warranted given the rising risks across the investment landscape as we move into 2020. Expectations for both economic growth and corporate earnings appear elevated, setting the stage for a potential disappointment. The markets also face ongoing uncertainty from issues such as trade, geopolitical factors, and the approaching U.S. elections. We therefore don’t see this as being an appropriate time to take on excessive portfolio risk, especially with most asset categories coming off a year of such robust performance. With that said, we did not reduce risk to such a low level that the Fund would be unable to participate in continued gains for the markets. We think this balanced strategy is well suited for the current environment, but we remain alert for opportunities to use market volatility as an opportunity to shift the Fund’s risk profile.

Darwei Kung, Managing Director

Di Kumble, CFA, Managing Director

Thomas M. Farina, CFA, Managing Director

Dokyoung Lee, CFA, Director

Scott Agi, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	5

Terms to Know

MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 26 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Universal Index.

Bloomberg Barclays U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Derivatives are contracts whose value is based on the performance of an underlying financial asset. Derivatives afford leverage, but when used by investors who are able to handle the inherent risks, can enhance returns or protect a portfolio. Derivatives experience significant losses if the underlying security moves contrary to the investor’s expectations.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

A swap is a derivative in which two counterparties exchange cash flows of one party’s financial instrument for those of the other party’s financial instrument for a set period of time.

*

The MSCI All Country World Index replaced the S&P Target Risk Moderate Index as the Fund’s primary benchmark on December 1, 2019. The Blended Index 60/40 and the Bloomberg Barclays U.S. Universal Index replaced the Blended Index 50/50 as the additional secondary and tertiary comparative indexes, respectively. The Advisor believes that the new indexes collectively better represent the Fund’s investment strategy and overall strategic asset allocations and are therefore more suitable for performance comparison.

6	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/19	12/31/18
Equity	64%	61%
Common Stocks	60%	55%
Preferred Stocks	4%	6%

Fixed Income	35%	37%
Corporate Bonds	9%	13%
Collateralized Mortgage Obligations	8%	2%
Asset-Backed	6%	6%
Commercial Mortgage-Backed Securities	5%	1%
Short-Term U.S. Treasury Obligations	2%	3%
Mortgage-Backed Securities Pass-Throughs	1%	0%
Government & Agency Obligations	1%	9%
Exchange-Traded Funds	3%	3%
Convertible Bonds	—	0%

Cash Equivalents	1%	2%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Preferred Securities and Convertible Bonds)	12/31/19	12/31/18
Financials	19%	17%
Information Technology	15%	12%
Communication Services	10%	12%
Health Care	9%	9%
Consumer Discretionary	9%	9%
Utilities	8%	5%
Industrials	7%	8%
Energy	7%	13%
Real Estate	6%	6%
Consumer Staples	6%	6%
Materials	4%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 8.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	7

Investment Portfolio	as of December 31, 2019

	Shares	Value ($)
Common Stocks 59.2%
Communication Services 5.8%
Diversified Telecommunication Services 2.6%

AT&T, Inc.	19,434	759,481

BCE, Inc.	3,319	153,765

Deutsche Telekom AG (Registered)	9,131	149,162

HKT Trust & HKT Ltd. “SS”, (Units)	52,000	73,339

Koninklijke KPN NV	54,892	162,050

Nippon Telegraph & Telephone Corp.	6,914	175,532

Orange SA	10,811	159,063

Proximus SADP	5,303	151,646

Singapore Telecommunications Ltd.	62,487	154,437

Swisscom AG (Registered)	309	163,583

Telefonica SA	21,807	152,487

Telenor ASA	8,314	148,935

Telia Co. AB	41,044	176,460

TELUS Corp.	5,930	229,610

Verizon Communications, Inc.	9,144	561,442

		3,370,992

Entertainment 0.5%

NetEase, Inc. (ADR)	932	285,789

Walt Disney Co.	2,467	356,802

		642,591

Interactive Media & Services 1.2%

Alphabet, Inc. “A”*	270	361,635

Alphabet, Inc. “C”*	294	393,084

Facebook, Inc. “A”*	2,674	548,838

Tencent Holdings Ltd. (ADR)	5,079	243,843

		1,547,400

Media 1.0%

Comcast Corp. “A”	6,682	300,489

Interpublic Group of Companies, Inc.	6,904	159,482

ITV PLC	94,486	189,617

Omnicom Group, Inc.	1,933	156,612

Shaw Communications, Inc. “B”	7,631	154,847

Singapore Press Holdings Ltd.	49,600	80,509

WPP PLC	12,409	175,879

		1,217,435

Wireless Telecommunication Services 0.5%

China Mobile Ltd. (ADR)	3,200	135,264

KDDI Corp.	6,846	204,331

NTT DoCoMo, Inc.	7,548	210,235

Vodafone Group PLC	74,608	145,473

		695,303

Consumer Discretionary 6.0%
Auto Components 0.2%

Bridgestone Corp.	3,594	133,505

Nokian Renkaat Oyj	4,963	142,765

		276,270

Automobiles 1.3%

Bayerische Motoren Werke AG	2,179	179,159

Daimler AG (Registered)	5,810	322,399

	Shares	Value ($)

Fiat Chrysler Automobiles NV	5,154	75,632

Ford Motor Co.	45,863	426,526

General Motors Co.	4,502	164,773

Honda Motor Co., Ltd.	5,066	143,399

Subaru Corp.	7,188	177,721

Toyota Motor Corp.	3,491	246,080

		1,735,689

Diversified Consumer Services 0.5%

H&R Block, Inc.	6,238	146,468

New Oriental Education & Technology Group, Inc. (ADR)*	1,819	220,554

Tal Education Group (ADR)*	4,276	206,103

		573,125

Hotels, Restaurants & Leisure 1.1%

Carnival Corp.	3,493	177,549

Darden Restaurants, Inc.	1,364	148,690

Las Vegas Sands Corp.	3,842	265,252

McDonald’s Corp.	1,406	277,840

Sands China Ltd.	46,096	246,739

Starbucks Corp.	1,962	172,499

Wynn Macau Ltd.	70,761	172,744

		1,461,313

Household Durables 0.5%

Garmin Ltd.	1,558	151,998

Leggett & Platt, Inc.	2,760	140,291

Newell Brands, Inc.	10,808	207,730

Sekisui House Ltd.	6,949	148,749

		648,768

Internet & Direct Marketing Retail 1.0%

Alibaba Group Holding Ltd. (ADR)*	804	170,528

Amazon.com, Inc.*	411	759,462

JD.com, Inc. (ADR)*	4,450	156,774

Naspers Ltd. ADR	4,286	139,552

		1,226,316

Multiline Retail 0.4%

Kohl’s Corp.	4,026	205,125

Target Corp.	1,448	185,648

Wesfarmers Ltd.	5,868	170,413

		561,186

Specialty Retail 0.9%

Dufry AG (Registered)	762	75,647

Hennes & Mauritz AB “B”	8,467	172,319

Home Depot, Inc.	2,023	441,783

Lowe’s Companies, Inc.	1,321	158,203

The Gap, Inc.	10,517	185,940

TJX Companies, Inc.	2,676	163,397

		1,197,289

Textiles, Apparel & Luxury Goods 0.1%
Tapestry, Inc.	6,323	170,531

Consumer Staples 3.9%
Beverages 0.7%

Ambev SA (ADR)	41,427	193,050

Coca-Cola Co.	7,751	429,018

PepsiCo, Inc.	2,490	340,308

		962,376

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)

Food & Staples Retailing 0.4%

Casino Guichard-Perrachon SA (a)	3,546	165,740

Walgreens Boots Alliance, Inc.	2,380	140,325

Walmart, Inc.	2,019	239,938

		546,003

Food Products 1.3%

Archer-Daniels-Midland Co.	3,455	160,139

General Mills, Inc.	2,876	154,039

Kellogg Co.	2,344	162,111

Kraft Heinz Co.	5,289	169,936

Mondelez International, Inc. “A”	2,882	158,740

Mowi ASA	6,366	165,267

Nestle SA (Registered)	5,134	555,773

The JM Smucker Co.	1,422	148,073

		1,674,078

Household Products 0.7%

Colgate-Palmolive Co.	2,243	154,408

Kimberly-Clark Corp.	1,139	156,669

Procter & Gamble Co.	4,300	537,070

		848,147

Personal Products 0.2%

Coty, Inc. “A”	12,049	135,551

Unilever NV (CVA)	2,519	145,059

		280,610

Tobacco 0.6%

Japan Tobacco, Inc.	13,863	308,968

Philip Morris International, Inc.	5,652	480,929

		789,897

Energy 3.1%
Energy Equipment & Services 0.2%
Schlumberger Ltd.	6,834	274,727

Oil, Gas & Consumable Fuels 2.9%

BP PLC	47,376	297,100

Chevron Corp.	2,627	316,580

CNOOC Ltd. (ADR)	600	100,002

Enbridge, Inc.	5,968	237,291

Eni SpA	12,570	195,108

Equinor ASA	8,402	167,764

Exxon Mobil Corp.	7,225	504,160

Keyera Corp.	4,000	104,794

Kinder Morgan, Inc.	7,457	157,865

ONEOK, Inc.	2,135	161,555

Petroleo Brasileiro SA (ADR)	9,558	152,354

Repsol SA	10,070	157,891

Royal Dutch Shell PLC “A”	10,964	325,583

Royal Dutch Shell PLC “B”	8,749	260,412

Suncor Energy, Inc.	2,900	95,047

Total SA	3,086	170,878

Williams Companies, Inc.	10,488	248,775

Woodside Petroleum Ltd.	5,250	127,480

		3,780,639

Financials 9.3%
Banks 5.6%

AIB Group PLC	21,189	74,052

Australia & New Zealand Banking Group Ltd.	8,627	149,181

Banco Bradesco SA (ADR)	29,102	260,463

Banco Santander SA	40,407	169,468

Bank of America Corp.	9,402	331,138

	Shares	Value ($)

Bank of Nova Scotia	3,148	177,818

Bankia SA	43,510	93,009

Bendigo & Adelaide Bank Ltd.	19,617	134,744

BNP Paribas SA	4,869	289,456

BOC Hong Kong Holdings Ltd.	24,500	85,149

CaixaBank SA	38,400	120,791

Canadian Imperial Bank of Commerce	1,857	154,532

Citigroup, Inc.	2,184	174,480

Commonwealth Bank of Australia	3,928	220,114

Credit Agricole SA	13,879	201,594

DBS Group Holdings Ltd.	6,900	132,891

DNB ASA	4,420	82,624

Hang Seng Bank Ltd.	3,700	76,477

HSBC Holdings PLC	73,814	579,769

ICICI Bank Ltd. (ADR)	10,988	165,809

ING Groep NV	23,044	276,900

JPMorgan Chase & Co.	4,426	616,984

Lloyds Banking Group PLC	237,568	197,220

Mitsubishi UFJ Financial Group, Inc.	29,660	160,433

Mizuho Financial Group, Inc.	98,479	151,459

National Australia Bank Ltd.	12,766	220,567

Oversea-Chinese Banking Corp., Ltd.	10,100	82,645

People’s United Financial, Inc.	9,725	164,352

Royal Bank of Canada	3,032	239,912

Skandinaviska Enskilda Banken AB “A”	22,272	209,531

Sumitomo Mitsui Financial Group, Inc.	4,399	162,064

Svenska Handelsbanken AB “A”	8,221	88,492

Toronto-Dominion Bank	3,787	212,396

Truist Financial Corp.	2,946	165,919

Wells Fargo & Co.	6,916	372,081

Westpac Banking Corp.	14,187	241,614

		7,236,128

Capital Markets 0.4%

Amundi SA 144A	981	77,112

CME Group, Inc.	736	147,730

UBS Group AG (Registered)	21,495	271,410

		496,252

Diversified Financial Services 0.1%
Berkshire Hathaway, Inc. “B”*	685	155,153

Insurance 3.2%

Ageas	2,776	164,225

Allianz SE (Registered)	833	204,157

American Financial Group, Inc.	1,478	162,063

Assicurazioni Generali SpA	10,393	214,560

AXA SA	9,687	272,950

Baloise Holding AG (Registered)	800	144,665

Chubb Ltd.	990	154,103

Fidelity National Financial, Inc.	3,207	145,437

Great-West Lifeco, Inc.	7,717	197,657

Legal & General Group PLC	74,938	303,126

Mapfre SA	26,112	69,191

MetLife, Inc.	3,237	164,990

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	533	157,231

NN Group NV	4,404	167,198

Poste Italiane SpA 144A	13,876	157,330

Power Corp. of Canada	8,269	213,005

Power Financial Corp.	8,299	223,301

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	9

	Shares	Value ($)

Prudential Financial, Inc.	1,609	150,828

Swiss Life Holding AG (Registered)	308	154,682

Swiss Re AG	3,029	340,124

Zurich Insurance Group AG	879	360,574

		4,121,397

Health Care 5.7%
Biotechnology 0.9%

AbbVie, Inc.	6,611	585,338

Amgen, Inc.	1,524	367,391

Gilead Sciences, Inc.	4,099	266,353

		1,219,082

Health Care Equipment & Supplies 0.4%

Abbott Laboratories	2,836	246,335

Medtronic PLC	2,580	292,701

		539,036

Health Care Providers & Services 0.6%

Cardinal Health, Inc.	3,157	159,681

CVS Health Corp.	2,668	198,206

UnitedHealth Group, Inc.	1,315	386,583

		744,470

Pharmaceuticals 3.8%

Astellas Pharma, Inc.	9,088	155,291

AstraZeneca PLC	2,490	251,259

Bayer AG (Registered)	2,328	190,045

Bristol-Myers Squibb Co.	5,118	328,524

Eli Lilly & Co.	1,814	238,414

GlaxoSmithKline PLC	14,427	340,303

H. Lundbeck AS	2,649	101,164

Johnson & Johnson	5,379	784,635

Merck & Co., Inc.	5,576	507,137

Novartis AG (Registered)	4,490	425,901

Novo Nordisk AS “B”	3,119	181,102

Pfizer, Inc.	11,845	464,087

Roche Holding AG (Genusschein)	1,518	492,592

Sanofi	2,629	264,584

Takeda Pharmaceutical Co., Ltd.	5,699	225,649

		4,950,687

Industrials 4.9%
Aerospace & Defense 0.8%

BAE Systems PLC	21,367	159,908

Boeing Co.	744	242,365

General Dynamics Corp.	855	150,779

Lockheed Martin Corp.	432	168,212

Raytheon Co.	777	170,738

United Technologies Corp.	1,114	166,833

		1,058,835

Air Freight & Logistics 0.1%
United Parcel Service, Inc. “B”	1,427	167,045

Airlines 0.3%

Deutsche Lufthansa AG (Registered)	9,164	169,196

easyJet PLC	11,838	223,293

		392,489

Building Products 0.1%
Johnson Controls International PLC	3,638	148,103

	Shares	Value ($)

Commercial Services & Supplies 0.1%

Quad Graphics, Inc.	2	9

Waste Management, Inc.	1,371	156,239

		156,248

Construction & Engineering 0.4%

ACS Actividades de Construccion y Servicios SA	3,834	153,680

Bouygues SA	3,488	148,438

Kajima Corp.	12,032	159,971

		462,089

Electrical Equipment 0.4%

ABB Ltd. (Registered)	6,850	165,728

Eaton Corp. PLC	1,853	175,516

Emerson Electric Co.	2,029	154,732

		495,976

Industrial Conglomerates 0.4%

3M Co.	936	165,129

Honeywell International, Inc.	1,081	191,337

Siemens AG (Registered)	1,448	189,745

		546,211

Machinery 0.8%

Caterpillar, Inc.	1,227	181,203

Cummins, Inc.	808	144,600

Illinois Tool Works, Inc.	968	173,882

Komatsu Ltd.	3,800	91,452

PACCAR, Inc.	3,274	258,973

Yangzijiang Shipbuilding Holdings Ltd.	154,500	129,187

		979,297

Marine 0.1%
Kuehne + Nagel International AG (Registered)	1,016	171,365

Professional Services 0.5%

Adecco Group AG (Registered)	2,683	169,577

Nielsen Holdings PLC	20,249	411,055

		580,632

Road & Rail 0.3%

Aurizon Holdings Ltd.	39,211	144,250

Union Pacific Corp.	1,016	183,683

		327,933

Trading Companies & Distributors 0.6%

ITOCHU Corp.	8,712	202,293

Marubeni Corp.	20,007	147,757

Mitsubishi Corp.	5,939	157,268

Mitsui & Co., Ltd.	9,020	160,109

Sumitomo Corp.	9,824	145,660

		813,087

Information Technology 10.9%
Communications Equipment 0.7%

Cisco Systems, Inc.	9,318	446,891

Juniper Networks, Inc.	6,255	154,061

Motorola Solutions, Inc.	934	150,505

Nokia Oyj	42,386	157,230

		908,687

Electronic Equipment, Instruments & Components 0.4%

Corning, Inc.	5,190	151,081

Murata Manufacturing Co., Ltd.	1,600	98,190

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)

TE Connectivity Ltd.	1,618	155,069

Venture Corp., Ltd.	10,000	120,930

		525,270

IT Services 3.2%

Accenture PLC “A”	1,307	275,215

Automatic Data Processing, Inc.	1,232	210,056

Broadridge Financial Solutions, Inc.	1,284	158,625

Cognizant Technology Solutions Corp. “A”	2,442	151,453

DXC Technology Co.	3,300	124,047

Fidelity National Information Services, Inc.	1,142	158,841

Fujitsu Ltd.	1,746	164,196

Infosys Ltd. (ADR)	37,892	391,045

International Business Machines Corp.	3,493	468,202

Leidos Holdings, Inc.	1,680	164,455

MasterCard, Inc. “A”	1,483	442,809

Paychex, Inc.	2,803	238,423

PayPal Holdings, Inc.*	1,474	159,443

Sabre Corp.	6,967	156,339

Shopify, Inc.*	300	119,279

Visa, Inc. “A”	2,883	541,716

Western Union Co.	11,570	309,845

		4,233,989

Semiconductors & Semiconductor Equipment 2.3%

Analog Devices, Inc.	1,382	164,237

Broadcom, Inc.	1,095	346,042

Intel Corp.	7,576	453,424

KLA Corp.	949	169,083

Lam Research Corp.	300	87,720

Maxim Integrated Products, Inc.	3,128	192,403

QUALCOMM., Inc.	2,864	252,691

SUMCO Corp.	4,700	77,738

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	12,932	751,349

Texas Instruments, Inc.	2,405	308,537

Tokyo Electron Ltd.	770	167,749

		2,970,973

Software 1.9%

Adobe, Inc.*	741	244,389

Intuit, Inc.	573	150,086

Microsoft Corp.	7,382	1,164,142

Oracle Corp.	4,896	259,390

salesforce.com, Inc.*	1,002	162,965

SAP SE	1,101	149,385

ServiceNow, Inc.*	602	169,957

Trend Micro, Inc.*	2,858	146,154

		2,446,468

Technology Hardware, Storage & Peripherals 2.4%

Apple, Inc.	4,261	1,251,243

Brother Industries Ltd.	3,600	74,111

Canon, Inc. (a)	10,267	280,591

Hewlett Packard Enterprise Co.	7,200	114,192

HP, Inc.	8,266	169,866

NetApp, Inc.	3,100	192,975

Samsung Electronics Co., Ltd. (GDR)	119	141,967

Seagate Technology PLC	5,282	314,279

Seiko Epson Corp.	10,303	155,767

	Shares	Value ($)

Western Digital Corp.	4,953	314,367

Xerox Holding Corp.*	2,600	95,862

		3,105,220

Materials 2.7%
Chemicals 1.1%

Air Products & Chemicals, Inc.	637	149,689

BASF SE	2,246	170,357

Covestro AG 144A	2,872	134,381

Dow, Inc.*	5,416	296,418

Evonik Industries AG	2,540	78,149

Linde PLC	768	163,507

LyondellBasell Industries NV “A”	1,838	173,654

Mitsubishi Chemical Holdings Corp.	20,709	154,803

Showa Denko KK (a)	2,700	71,119

		1,392,077

Construction Materials 0.2%

Boral Ltd.	24,030	75,595

LafargeHolcim Ltd. (Registered)	3,141	174,396

		249,991

Containers & Packaging 0.4%

Amcor PLC*	21,666	234,859

International Paper Co.	3,813	175,589

Westrock Co.	4,281	183,698

		594,146

Metals & Mining 0.9%

BHP Group Ltd.	6,951	190,132

Fortescue Metals Group Ltd.	24,193	182,020

Glencore PLC	49,551	154,676

JFE Holdings, Inc.	12,032	154,659

Rio Tinto Ltd.	1,704	120,326

Rio Tinto PLC	2,811	168,240

Vale SA (ADR)	13,002	171,627

		1,141,680

Paper & Forest Products 0.1%
UPM-Kymmene Oyj	4,912	170,272

Real Estate 2.9%
Equity Real Estate Investment Trusts (REITs)

Ascendas Real Estate Investment Trust	90,550	199,985

British Land Co. PLC	22,425	190,849

Crown Castle International Corp.	1,180	167,737

Host Hotels & Resorts, Inc.	9,031	167,525

Kimco Realty Corp.	10,107	209,316

Klepierre SA	4,944	187,825

Mid-America Apartment Communities, Inc.	1,156	152,430

National Retail Properties, Inc.	2,749	147,401

Omega Healthcare Investors, Inc.	1,900	80,465

Prologis, Inc.	1,778	158,491

Public Storage	711	151,415

Realty Income Corp.	2,118	155,948

RioCan Real Estate Investment Trust	7,821	161,172

Scentre Group	57,038	153,903

Simon Property Group, Inc.	1,236	184,115

Stockland (a)	62,655	203,090

Ventas, Inc.	2,556	147,583

VEREIT, Inc.	27,363	252,834

Vicinity Centres (a)	87,688	153,473

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	11

	Shares	Value ($)

Welltower, Inc.	1,937	158,408

Weyerhaeuser Co.	5,863	177,063

WP Carey, Inc.	2,522	201,861

		3,762,889

Utilities 4.0%
Electric Utilities 2.3%

American Electric Power Co., Inc.	1,692	159,911

Duke Energy Corp.	2,248	205,040

EDP — Energias de Portugal SA	37,995	164,658

Endesa SA	8,101	216,449

Enel SpA	22,192	176,246

Entergy Corp.	1,388	166,282

Evergy, Inc.	2,375	154,589

Exelon Corp.	3,386	154,368

FirstEnergy Corp.	3,245	157,707

Fortum Oyj	7,469	184,342

NextEra Energy, Inc.	801	193,970

OGE Energy Corp.	3,612	160,625

Power Assets Holdings Ltd.	20,966	153,409

PPL Corp.	7,815	280,402

Red Electrica Corp. SA	9,103	183,310

Southern Co.	3,747	238,684

		2,949,992

Gas Utilities 0.4%

Enagas SA	6,750	172,210

Naturgy Energy Group SA	6,966	175,622

Snam SpA	29,905	157,354

		505,186

Multi-Utilities 1.3%

AGL Energy Ltd.	11,595	166,895

CenterPoint Energy, Inc.	5,541	151,103

Consolidated Edison, Inc.	1,742	157,599

Dominion Energy, Inc	3,028	250,779

DTE Energy Co.	1,239	160,909

Engie SA	9,643	155,887

National Grid PLC	14,351	180,003

Public Service Enterprise Group, Inc.	2,559	151,109

Sempra Energy	1,036	156,933

WEC Energy Group, Inc.	1,712	157,898

		1,689,115
Total Common Stocks (Cost $60,525,502)		76,888,155

Preferred Stocks 4.5%
Financials 2.9%

AGNC Investment Corp. Series C, 7.0%	14,427	374,381

Bank of America Corp. Series Y, 6.5%	15,000	374,700

Capital One Financial Corp. Series G, 5.2%	10,000	257,200

Citigroup, Inc. Series S, 6.3%	15,000	393,150

Fifth Third Bancorp. Series I, 6.625%	10,000	287,100

JPMorgan Chase & Co. Series AA, 6.1%	15,000	386,100

KeyCorp Series E, 6.125%	10,000	284,800

Morgan Stanley Series K, 5.85%	10,000	283,600

The Goldman Sachs Group, Inc. Series J, 5.5%	17,000	455,940

	Shares	Value ($)

Truist Financial Corp., Series H, 5.625%	10,000	268,800

Wells Fargo & Co. Series Y, 5.625%	15,000	400,350

		3,766,121

Real Estate 1.0%

Kimco Realty Corp. Series L, 5.125%	15,000	386,100

Prologis, Inc. Series Q, 8.54%	164	12,251

Simon Property Group, Inc. Series J, 8.375%	8,000	579,200

VEREIT, Inc. Series F, 6.7%	10,801	275,425

		1,252,976

Utilities 0.6%

Dominion Energy, Inc. Series A, 5.25%	30,000	785,400
Total Preferred Stocks (Cost $5,853,027)		5,804,497

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (d) (Cost $30,283)	170	6,499

	Principal Amount ($)(b)	Value ($)
Corporate Bonds 9.3%
Communication Services 1.7%

Cablevision Systems Corp., 5.875%, 9/15/2022	200,000	215,500

CCO Holdings LLC:

144A, 4.75%, 3/1/2030	100,000	101,803

144A, 5.875%, 5/1/2027	250,000	264,375

Netflix, Inc.:

4.375%, 11/15/2026	100,000	102,500

5.5%, 2/15/2022	365,000	386,444

5.875%, 11/15/2028	140,000	155,198

NortonLifeLock, Inc., 3.95%, 6/15/2022	275,000	281,955

VeriSign, Inc.:

4.625%, 5/1/2023	300,000	304,800

5.25%, 4/1/2025	300,000	330,693

Verizon Communications, Inc., 4.016%, 12/3/2029	100,000	111,475

		2,254,743

Consumer Discretionary 0.6%

1011778 B.C. Unlimited Liability Co., 144A, 4.375%, 1/15/2028	225,000	225,562

Boyd Gaming Corp., 144A, 4.75%, 12/1/2027	60,000	62,325

Ford Motor Credit Co. LLC, 4.542%, 8/1/2026	202,000	206,709

Las Vegas Sands Corp., 3.9%, 8/8/2029	45,000	46,987

NCL Corp. Ltd., 144A, 3.625%, 12/15/2024	200,000	202,750

		744,333

Consumer Staples 0.2%

Altria Group, Inc., 5.95%, 2/14/2049	70,000	84,873

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($)(b)	Value ($)

Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	121,000	157,217

PepsiCo, Inc., 3.375%, 7/29/2049	55,000	57,695

		299,785

Energy 1.7%

Apache Corp., 4.25%, 1/15/2030 (a)	211,000	218,853

Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	200,000	224,892

Cheniere Energy Partners LP, 5.625%, 10/1/2026	350,000	370,125

Devon Energy Corp., 5.0%, 6/15/2045	110,000	127,674

Empresa Nacional del Petroleo, 144A, 5.25%, 11/6/2029	200,000	224,162

Energy Transfer Operating LP, 5.5%, 6/1/2027	100,000	112,425

Enterprise Products Operating LLC, 4.2%, 1/31/2050	332,000	356,379

Hess Corp., 5.8%, 4/1/2047	70,000	85,732

Kinder Morgan, Inc., 5.2%, 3/1/2048	65,000	75,481

MPLX LP, 5.5%, 2/15/2049	70,000	79,526

Occidental Petroleum Corp., 3.5%, 8/15/2029	87,000	88,816

Plains All American Pipeline LP, 2.85%, 1/31/2023	55,000	55,549

Range Resources Corp., 5.0%, 8/15/2022	200,000	196,000

		2,215,614

Financials 1.6%

BPCE SA, 144A, 4.875%, 4/1/2026	500,000	550,304

Citigroup, Inc., 3.98%, 3/20/2030	120,000	131,377

Hartford Financial Services Group, Inc., 2.8%, 8/19/2029	40,000	40,468

Morgan Stanley, 4.431%, 1/23/2030	94,000	106,321

Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	175,000	186,445

PayPal Holdings, Inc.:

2.65%, 10/1/2026	101,000	102,419

2.85%, 10/1/2029	150,000	151,393

REC Ltd., 144A, 5.25%, 11/13/2023	200,000	213,945

Truist Financial Corp., 4.8%, Perpetual (c)	300,000	309,750

Wells Fargo & Co., 3.196%, 6/17/2027	100,000	103,767

Westpac Banking Corp., 5.0%, Perpetual (c)	200,000	201,414

		2,097,603

Health Care 1.4%

AbbVie, Inc., 4.875%, 11/14/2048	75,000	86,650

Bausch Health Companies, Inc., 144A, 5.25%, 1/30/2030	40,000	41,480

Bristol-Myers Squibb Co., 144A, 4.25%, 10/26/2049	100,000	118,728

Centene Corp.:

144A, 4.25%, 12/15/2027	90,000	92,587

144A, 4.625%, 12/15/2029	60,000	63,081

	Principal Amount ($)(b)	Value ($)

CVS Health Corp., 5.05%, 3/25/2048	285,000	337,732

HCA, Inc.:

4.125%, 6/15/2029	110,000	116,719

5.25%, 6/15/2026	500,000	560,166

7.5%, 2/15/2022	100,000	110,500

Select Medical Corp., 144A, 6.25%, 8/15/2026	160,000	173,203

UnitedHealth Group, Inc., 2.875%, 8/15/2029	54,000	55,582

		1,756,428

Industrials 0.4%

Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	255,000	269,790

Signature Aviation US Holdings Inc, 144A, 4.0%, 3/1/2028	200,000	197,260

		467,050

Information Technology 0.2%

Fiserv, Inc., 3.5%, 7/1/2029	140,000	147,151

MSCI, Inc., 144A, 4.0%, 11/15/2029	70,000	70,962

		218,113

Real Estate 0.4%

American Tower Corp., (REIT), 3.8%, 8/15/2029	165,000	176,406

Office Properties Income Trust:

(REIT), 4.15%, 2/1/2022	60,000	61,452

(REIT), 4.25%, 5/15/2024	45,000	46,775

Omega Healthcare Investors, Inc.:

(REIT), 4.5%, 4/1/2027	50,000	53,981

(REIT), 4.75%, 1/15/2028	60,000	65,351

VICI Properties LP:

144A (REIT), 4.25%, 12/1/2026	62,000	63,860

144A (REIT), 4.625%, 12/1/2029	34,000	35,445

		503,270

Utilities 1.1%

Calpine Corp.:

144A, 4.5%, 2/15/2028	225,000	226,996

144A, 5.125%, 3/15/2028	100,000	102,070

Edison International, 5.75%, 6/15/2027	300,000	336,841

NextEra Energy Operating Partners LP:

144A, 3.875%, 10/15/2026	190,000	190,712

144A, 4.25%, 7/15/2024	275,000	286,344

Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR 260,000	320,514

		1,463,477
Total Corporate Bonds (Cost $11,560,529)		12,020,416

Asset-Backed 5.6%
Automobile Receivables 3.8%

AmeriCredit Automobile Receivables Trust, “C”, Series 2019-2, 2.74%, 4/18/2025	720,000	726,368

Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2019-1A, 144A, 4.53%, 3/20/2023	100,000	102,541

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	13

	Principal Amount ($)(b)	Value ($)

CPS Auto Receivables Trust, “E”, Series 2015-C, 144A, 6.54%, 8/16/2021	500,000	513,192

Flagship Credit Auto Trust, “C”, Series 2019-4, 144A, 2.77%, 12/15/2025	1,100,000	1,098,945

Ford Credit Floorplan Master Owner Trust A, “A”, Series 2019-4, 2.44%, 9/15/2026	720,000	721,877

Hertz Vehicle Financing II LP:

“A”, Series 2018-1A, 144A, 3.29%, 2/25/2024	500,000	511,717

“B”, Series 2017-2A, 144A, 4.2%, 10/25/2023	500,000	517,168

Hyundai Auto Receivables Trust, “C”, Series 2019-B, 2.4%, 6/15/2026	500,000	498,958

Santander Drive Auto Receivables Trust, “C”, Series 2019-1, 3.42%, 4/15/2025	250,000	254,050

		4,944,816

Miscellaneous 1.8%

DB Master Finance LLC, “A2I”, Series 2019-1A, 144A, 3.787%, 5/20/2049	218,900	223,573

Dell Equipment Finance Trust, “D”, Series 2017-1, 144A, 3.44%, 4/24/2023	280,000	280,361

Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	333,200	345,142

GMF Floorplan Owner Revolving Trust, “C”, Series 2019-1, 144A, 3.06%, 4/15/2024	260,000	263,930

Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	65,395	65,122

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	472,444	478,381

Taco Bell Funding LLC, “A2I”, Series 2018-1A, 144A, 4.318%, 11/25/2048	495,000	506,474

Wendy’s Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048	156,800	158,438

		2,321,421
Total Asset-Backed (Cost $7,213,563)		7,266,237

Mortgage-Backed Securities Pass-Throughs 0.9%

Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038	2,755	3,171

Federal National Mortgage Association:

3.5%, 10/1/2049	1,180,037	1,213,979

4.5%, 9/1/2035	4,928	5,280

6.0%, 1/1/2024	6,344	6,700
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,225,687)		1,229,130

	Principal Amount ($)(b)	Value ($)

Commercial Mortgage-Backed Securities 5.2%

Barclays Commercial Mortgage Trust, “A4”, Series 2019-C5, 3.063%, 11/15/2052	800,000	826,029

Benchmark Mortgage Trust, “A4” Series 2019-B13, 2.952%, 8/15/2057	1,400,000	1,433,526

BX Commercial Mortgage Trust, “D”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.300%, 3.04%**, 11/15/2035	175,000	175,052

Citigroup Commercial Mortgage Trust, “D”, Series 2019-PRM, 144A, 4.35%, 5/10/2036	500,000	519,722

CSAIL Commercial Mortgage Trust, “B”, Series 2019-C15, 4.476%, 3/15/2052	500,000	546,925

DBWF Mortgage Trust, “C”, Series 2018-GLKS, 144A, 1-month USD-LIBOR + 1.750%, 3.514%**, 11/19/2035	250,000	250,008

FHLMC Multifamily Structured Pass-Through Certificates:

“X1”, Series K043, Interest Only, 0.537%, 12/25/2024	4,873,062	114,459

“X1P”, Series KL05, Interest Only, 0.892%, 6/25/2029	4,800,000	348,726

GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	394,448	376,387

Morgan Stanley Capital I Trust, “A4” Series 2019-L3, 3.127%, 11/15/2029	1,100,000	1,135,169

MTRO Commercial Mortgage Trust, “C”, Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.300%, 3.04%**, 12/15/2033	250,000	249,374

Multifamily Connecticut Avenue Securities Trust, “M7”, Series 2019-01, 144A, 1-month USD-LIBOR + 1.700%, 3.492%**, 10/15/2049	399,366	400,878

NYT Mortgage Trust, “B”, Series 2019-NYT, 144A, 1-month USD-LIBOR + 1.400%, 3.14%**, 11/15/2035	350,000	350,434
Total Commercial Mortgage-Backed Securities (Cost $6,716,746)		6,726,689

Collateralized Mortgage Obligations 7.9%

Connecticut Avenue Securities Trust:

“1M2”, Series 2019-R05, 144A, 1-month USD-LIBOR + 2.000%, 3.792%**, 7/25/2039	850,000	854,290

“1M2”, Series 2019-R03, 144A, 1-month USD-LIBOR + 2.150%, 3.942%**, 9/25/2031	168,000	169,265

“1M2”, Series 2019-R02, 144A, 1-month USD-LIBOR + 2.300%, 4.092%**, 8/25/2031	256,667	259,037

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($)(b)	Value ($)

Fannie Mae Connecticut Avenue Securities:

“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 3.792%**, 3/25/2031	177,945	178,692

“1M2”, Series 2018-C01, 1-month USD-LIBOR + 2.250%, 4.042%**, 7/25/2030	172,000	174,262

“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 4.142%**, 1/25/2031	500,000	507,125

Federal Home Loan Mortgage Corp.:

“GV”, Series 4827, 4.0%, 7/15/2031	678,945	708,716

“AS”, Series 4885, Interest Only, 6.050% minus 1-month USD LIBOR 4.31%**, 6/15/2049	1,378,614	289,447

“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	85,909	2,549

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	902,642	145,359

“H”, Series 2278, 6.5%, 1/15/2031	106	114

Federal National Mortgage Association:

“WO”, Series 2013-27, Principal Only, Zero Coupon, 12/25/2042	220,000	143,402

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	396,629	62,261

“I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	92,391	16,616

Freddie Mac Structured Agency Credit Risk Debt Notes:

“M2”, Series 2019-DNA3, 144A, 1-month USD-LIBOR + 2.050%, 3.842%**, 7/25/2049	400,000	401,853

“M2”, Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.450%, 4.242%**, 3/25/2049	636,020	641,606

“M2”, Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.650%, 4.442%**, 1/25/2049	60,000	61,089

Government National Mortgage Association:

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	162,942	11,711

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	143,861	24,832

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	138,245	23,852

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	95,721	16,487

JPMorgan Mortgage Trust:

“A11”, Series 2019-9, 144A, 1-month USD-LIBOR + 0.900%, 2.603%**, 5/25/2050	295,909	294,570

“AM”, Series 2016-3, 144A, 3.374%, 10/25/2046	633,950	642,128

	Principal Amount ($)(b)	Value ($)

“A3”, Series 2019-INV3, 144A, 3.5%, 5/25/2050	1,200,000	1,223,063

“A4”, Series 2019-2, 144A, 4.0%, 8/25/2049	1,075,630	1,081,470

New Residential Mortgage Loan:

“A1”, Series 2019-NQM3, 144A, 2.802%, 7/25/2049	450,336	450,910

“A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	161,418	162,657

Sequoia Mortgage Trust:

“A4”, Series 2018-7, 144A, 4.0%, 9/25/2048	662,114	665,957

“A4”, Series 2018-8, 144A, 4.0%, 11/25/2048	215,307	217,014

STACR Trust, “M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 3.892%**, 9/25/2048	324,324	326,912

Verus Securitization Trust, “A1”, Series 2019-INV1, 144A, 3.402%, 12/25/2059	484,221	487,149
Total Collateralized Mortgage Obligations (Cost $10,005,527)		10,244,395

Government & Agency Obligations 0.6%
Sovereign Bonds

Republic of Indonesia, 4.45%, 2/11/2024	225,000	242,262

Republic of Kazakhstan, 144A, 1.55%, 11/9/2023	EUR 270,000	316,749

Republic of South Africa, 4.875%, 4/14/2026	200,000	208,076
Total Government & Agency Obligations (Cost $742,205)		767,087

Short-Term U.S. Treasury Obligations 2.2%

U.S. Treasury Bills:

1.598%***, 9/10/2020 (e)	1,200,000	1,187,232

1.806%***, 7/16/2020 (f)	1,723,000	1,708,589
Total Short-Term U.S. Treasury Obligations (Cost $2,892,500)		2,895,821

	Shares	Value ($)
Exchange-Traded Funds 2.8%
SPDR Bloomberg Barclays Convertible Securities ETF (Cost $3,528,968)	66,160	3,671,880

Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (g) (h) (Cost $1,105,478)	1,105,478	1,105,478

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	15

	Shares	Value ($)

Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 1.62% (g) (Cost $1,544,128)	1,544,128	1,544,128

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $112,944,143)	100.2	130,170,412
Other Assets and Liabilities, Net	(0.2)	(322,137)
Net Assets	100.0	129,848,275

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (g) (h)
2,070,696	—	965,218	(i)	—	—	18,414	—	1,105,478	1,105,478
Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 1.62% (g)
2,297,660	71,962,781	72,716,313		—	—	84,222	—	1,544,128	1,544,128
4,368,356	71,962,781	73,681,531		—	—	102,636	—	2,649,606	2,649,606

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2019 amounted to $1,047,048, which is 0.8% of net assets.

(b)	Principal amount stated in U.S. dollars unless otherwise noted.

(c)	Perpetual, callable security with no stated maturity date.

(d)	Investment was valued using significant unobservable inputs.

(e)	At December 31, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(f)	At December 31, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(h)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(i)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

ASX: Australian Securities Exchange

CVA: Certificaten Van Aandelen (Certificate of Stock)

GDR: Global Depositary Receipt

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

MSCI: Morgan Stanley Capital International

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REIT: Real Estate Investment Trust

S&P: Standard & Poor’s

SPDR: Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

At December 31, 2019, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year U.S. Treasury Note	USD	3/20/2020	32	4,152,083	4,109,500	(42,583)
2 Year U.S. Treasury Note	USD	3/31/2020	117	25,230,236	25,213,500	(16,736)
3 Month Euro Euribor Interest Rate	EUR	12/14/2020	2	563,181	562,897	(284)
3 Month Euro Swiss Franc (Euroswiss) Interest Rate	CHF	12/14/2020	2	520,670	520,200	(470)
3 Month Euroyen	JPY	12/14/2020	2	460,110	460,034	(76)
3 Month Sterling (Short Sterling) Interest Rate	GBP	12/16/2020	3	493,054	493,223	169
5 Year U.S. Treasury Note	USD	3/31/2020	21	2,502,497	2,490,797	(11,700)
90 Day Eurodollar Time Deposit	USD	12/14/2020	2	492,781	491,900	(881)
ASX 90 Day Bank Accepted Bills	AUD	12/10/2020	3	2,101,784	2,100,795	(989)
MSCI Mini Emerging Market Index	USD	3/20/2020	53	2,914,630	2,968,530	53,900
Ultra Long U.S. Treasury Bond	USD	3/20/2020	16	2,993,173	2,906,500	(86,673)
Total net unrealized depreciation						(106,323)

At December 31, 2019, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
Euro Stoxx 50 Index	EUR	3/20/2020	101	4,256,180	4,224,647	31,533
S&P 500 E-Mini Index	USD	3/20/2020	11	1,746,552	1,777,105	(30,553)
TOPIX Index	JPY	3/12/2020	5	789,079	791,956	(2,877)
Ultra 10 Year U.S. Treasury Note	USD	3/20/2020	39	5,541,648	5,487,422	54,226
Total net unrealized appreciation						52,329

At December 31, 2019, open credit default swap contracts sold were as follows:

Bilateral Swaps
Underlying Reference Obligation	Fixed Cash Flows Received/ Frequency	Counterparty/ Expiration Date	Notional Amount (j)	Currency	Value ($)	Upfront Payments Received ($)	Unrealized Appreciation ($)

Markit Commercial Mortgage Backed Securities Index Series 12	2.0%/Monthly	Morgan Stanley 8/17/2061	500,000	USD	(1,837)	(15,207)	13,370

(j)

The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At December 31, 2019, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
Fixed — 1.961% Semi-Annually	Floating — 3-Month LIBOR Quarterly	6/28/2019 6/28/2029	400,000	USD	(3,250)	—	(3,250)
Fixed —2.729% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/4/2019 3/5/2029	400,000	USD	(32,739)	—	(32,739)
Total unrealized depreciation							(35,989)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at December 30, 2019 is 1.908%.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	17

As of December 31, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	567,000	USD	632,083	2/19/2020	(5,783)	Bank of America

Currency Abbreviations

AUD Australian	Dollar
CHF Swiss	Franc
EUR Euro
GBP British	Pound
JPY Japanese	Yen
USD United	States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (k)
Communication Services	$4,800,983	$2,672,738	$—	$7,473,721
Consumer Discretionary	5,443,216	2,407,271	—	7,850,487
Consumer Staples	3,760,304	1,340,807	—	5,101,111
Energy	2,353,150	1,702,216	—	4,055,366
Financials	4,750,151	7,258,779	—	12,008,930
Health Care	4,825,385	2,627,890	—	7,453,275
Industrials	3,410,433	2,888,877	—	6,299,310
Information Technology	12,598,566	1,592,041	—	14,190,607
Materials	1,549,041	1,999,125	—	3,548,166
Real Estate	2,673,764	1,089,125	—	3,762,889
Utilities	3,057,908	2,086,385	—	5,144,293
Preferred Stocks (k)	5,804,497	—	—	5,804,497
Warrants	—	—	6,499	6,499
Fixed Income Investments (k)
Corporate Bonds	—	12,020,416	—	12,020,416
Asset-Backed	—	7,266,237	—	7,266,237
Mortgage-Backed Securities Pass-Throughs	—	1,229,130	—	1,229,130
Commercial Mortgage-Backed Securities	—	6,726,689	—	6,726,689
Collateralized Mortgage Obligations	—	10,244,395	—	10,244,395
Government & Agency Obligations	—	767,087	—	767,087
Short-Term U.S. Treasury Obligations	—	2,895,821	—	2,895,821
Exchange-Traded Funds	3,671,880	—	—	3,671,880
Short-Term Investments (k)	2,649,606	—	—	2,649,606
Derivatives (l)
Futures Contracts	139,828	—	—	139,828
Credit Default Swap Contracts	—	13,370	—	13,370
Total	$61,488,712	$68,828,399	$6,499	$130,323,610

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (l)
Futures Contracts	$(193,822)	$—	$—	$(193,822)
Interest Rate Swap Contracts	—	(35,989)	—	(35,989)
Forward Foreign Currency Contracts	—	(5,783)	—	(5,783)
Total	$(193,822)	$(41,772)	$—	$(235,594)
(k)	See Investment Portfolio for additional detailed categorizations.

(l)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

18	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $110,294,537) — including $1,047,048 of securities loaned	$127,520,806
Investment in DWS Government & Agency Securities Portfolio (cost $1,105,478)*	1,105,478
Investment in DWS Central Cash Management Government Fund (cost $1,544,128)	1,544,128
Cash	98,271
Foreign currency, at value (cost $506,646)	509,124
Receivable for Fund shares sold	701
Dividends receivable	178,375
Interest receivable	203,956
Receivable for variation margin on centrally cleared swaps	8,597
Unrealized appreciation on bilateral swap contracts	13,370
Foreign taxes recoverable	76,644
Other assets	3,077
Total assets	131,262,527

Liabilities
Payable upon return of securities loaned	1,105,478
Payable for Fund shares redeemed	53,571
Payable for variation margin on futures contracts	2,140
Unrealized depreciation on forward foreign currency contracts	5,783
Upfront payments received on swap contracts	15,207
Accrued management fee	40,592
Accrued Trustees’ fees	3,242
Other accrued expenses and payables	188,239
Total liabilities	1,414,252
Net assets, at value	$129,848,275

Net Assets Consist of
Distributable earnings (loss)	23,283,542
Paid-in capital	106,564,733
Net assets, at value	$129,848,275

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($129,836,991 ÷ 5,271,275 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$24.63
Class B

Net Asset Value, offering and redemption price per share ($11,284 ÷ 458.6 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$24.61

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	19

Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:
Dividends (net of foreign taxes withheld of $142,000)	$2,928,492
Interest	1,617,231
Income distributions — DWS Central Cash Management Government Fund	84,222
Securities lending income, net of borrower rebates	18,414
Total income	4,648,359
Expenses:
Management fee	473,154
Administration fee	127,880
Services to Shareholders	782
Distribution service fees (Class B)	26
Custodian fee	61,136
Professional fees	103,122
Reports to shareholders	55,368
Trustees’ fees and expenses	7,095
Other	44,163
Total expenses before expense reductions	872,726
Expense reductions	(25)
Total expenses after expense reductions	872,701
Net investment income	3,775,658

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,209,759
Swap contracts	(143,938)
Futures	1,274,090
Forward foreign currency contracts	17,110
Foreign currency	385
Payments by affiliates (see Note G)	1,511
2,358,917
Change in net unrealized appreciation (depreciation) on:
Investments	16,839,481
Swap contracts	85,781
Futures	140,970
Forward foreign currency contracts	33,823
Foreign currency	7,366
17,107,421
Net gain (loss)	19,466,338
Net increase (decrease) in net assets resulting from operations	$23,241,996

The accompanying notes are an integral part of the financial statements.

20	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income	$3,775,658	$4,562,853
Net realized gain (loss)	2,358,917	2,201,335
Change in net unrealized appreciation (depreciation)	17,107,421	(16,929,613)
Net increase (decrease) in net assets resulting from operations	23,241,996	(10,165,425)
Distributions to shareholders:
Class A	(5,055,619)	(17,909,607)
Class B	(391)	—
Total distributions	(5,056,010)	(17,909,607)
Fund share transactions:
Class A
Proceeds from shares sold	3,126,739	2,336,008
Reinvestment of distributions	5,055,619	17,909,607
Payments for shares redeemed	(16,140,970)	(19,079,316)
Net increase (decrease) in net assets from Class A share transactions	(7,958,612)	1,166,299
Class B
Reinvestment of distributions	391	10,000 *
Net increase (decrease) in net assets from Class B share transactions	391	10,000 *
Increase (decrease) in net assets	10,227,765	(26,898,733)
Net assets at beginning of period	119,620,510	146,519,243

Net assets at end of period	$129,848,275	$119,620,510

Other Information
Class A
Shares outstanding at beginning of period	5,608,755	5,517,134
Shares sold	133,321	97,250
Shares issued to shareholders in reinvestment of distributions	220,866	796,691
Shares redeemed	(691,667)	(802,320)
Net increase (decrease) in Class A shares	(337,480)	91,621

Shares outstanding at end of period	5,271,275	5,608,755
Class B
Shares outstanding at beginning of period	441.5	—
Shares sold	17.1	441.5 *
Net increase (decrease) in Class B shares	17.1	441.5 *

Shares outstanding at end of period	458.6	441.5 *

*	For the period from May 1, 2018 (commencement of operations of Class B) to December 31, 2018.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$21.33	$26.56	$23.50	$22.93	$24.62
Income (loss) from investment operations:

Net investment income[a]	.69	.80	.71	.61	.68
Net realized and unrealized gain (loss)	3.54	(2.67)	3.10	.91	(.97)
Total from investment operations	4.23	(1.87)	3.81	1.52	(.29)
Less distributions from:

Net investment income	(.90)	(.98)	(.75)	(.95)	(.76)
Net realized gains	(.03)	(2.38)	—	—	(.64)
Total distributions	(.93)	(3.36)	(.75)	(.95)	(1.40)
Net asset value, end of period	$24.63	$21.33	$26.56	$23.50	$22.93
Total Return (%)	20.16	(7.66)[b]	16.54	6.81	(1.44)[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	130	120	147	185	202
Ratio of expenses before expense reductions (%)[c]	.68	.69	.63	.62	.60
Ratio of expenses after expense reductions (%)[c]	.68	.68	.63	.62	.58
Ratio of net investment income (loss) (%)	2.96	3.34	2.85	2.66	2.85
Portfolio turnover rate (%)	182	70	122	135	92

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Class B	Year Ended December 31, 2019	Period Ended 12/31/18[a]

Selected Per Share Data
Net asset value, beginning of period	$21.30	$22.65
Income (loss) from investment operations:

Net investment income[b]	.65	.50
Net realized and unrealized gain (loss)	3.55	(1.85)
Total from investment operations	4.20	(1.35)
Less distributions from:

Net investment income	(.86)	—
Net realized gains	(.03)	—
Total distributions	(.89)	—
Net asset value, end of period	$24.61	$21.30
Total Return (%)[c]	20.01	(5.96	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	9
Ratio of expenses before expense reductions (%)[d]	1.10	1.15	*
Ratio of expenses after expense reductions (%)[d]	.86	.86	*
Ratio of net investment income (loss) (%)	2.77	3.30	*
Portfolio turnover rate (%)	182	70	[e]

[a]	For the period from May 1, 2018 (commencement of operations) to December 31, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2018.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

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Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Income Builder VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

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Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

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As of December 31, 2019, the Fund had securities on loan, which were classified as common stocks and corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of December 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$879,235	$—	$—	$—	$879,235
Corporate Bonds	226,243	—	—	—	226,243
Total Borrowings	$1,105,478	$—	$—	$—	$1,105,478

Gross amount of recognized liabilities for securities lending transactions:					$1,105,478

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2019, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$4,845,598
Undistributed long-term capital gains	$1,686,663
Net unrealized appreciation (depreciation) on investments	$16,729,561

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At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $113,404,844. The net unrealized appreciation for all investments based on tax cost was $16,729,561. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $18,234,031 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $1,504,470.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$4,909,285	$9,573,430
Distributions from long-term capital gains	$146,725	$8,336,177

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

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Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2019, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2019, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $800,000 to $26,400,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2019, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2019, the investment in credit default swap contracts purchased had a total USD equivalent notional value generally indicative of a range from $0 to approximately $6,437,000 and the investment in credit default swap contracts sold had a total USD equivalent notional value generally indicative of a range from $0 to approximately $10,819,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2019, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains. In addition, the Fund entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class and to manage the risk of stock market volatility.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

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A summary of the open futures contracts as of December 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $23,383,000 to $46,132,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $5,178,000 to $31,596,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2019, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $632,000 to $19,036,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $7,786,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $2,222,000.

The following tables summarize the value of the Fund’s derivative instruments held as of December 31, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$85,433	$85,433
Interest Rate Contracts (a)	—	54,395	54,395
Credit Contracts (b)	13,370	—	13,370
	$13,370	$139,828	$153,198

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on bilateral swap contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (c)	$—	$—	$(33,430)	$(33,430)
Interest Rate Contracts (c)	—	(35,989)	(160,392)	(196,381)
Foreign Exchange Contracts (d)	(5,783)	—	—	(5,783)
	$(5,783)	$(35,989)	$(193,822)	$(235,594)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)

Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

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Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2019, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (e)	$—	$—	$120,575	$120,575
Credit Contracts (e)	—	(252,351)	—	(252,351)
Interest Rate Contracts (e)	—	108,413	1,153,515	1,261,928
Foreign Exchange Contracts (f)	17,110	—	—	17,110
	$17,110	$(143,938)	$1,274,090	$1,147,262

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from swap contracts and futures, respectively

(f)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (g)	$—	$—	$294,104	$294,104
Credit Contracts (g)	—	320,727	—	320,727
Interest Rate Contracts (g)	—	(234,946)	(153,134)	(388,080)
Foreign Exchange Contracts (h)	33,823	—	—	33,823
	$33,823	$85,781	$140,970	$260,574

Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

(h)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of December 31, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$13,370	$—	$—	$13,370

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$5,783	$—	$—	$5,783

C. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment transactions, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$206,380,459	$209,379,797
U.S. Treasury Obligations	$14,301,823	$17,036,822

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	29

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Effective May 16, 2019, DWS Alternatives Global Limited, also an indirect, wholly owned subsidiary of DWS Group, no longer serves as subadvisor for the Fund. DWS Alternatives Global Limited provided portfolio manager services to the Fund and pursuant to a sub-advisory agreement between DIMA and DWS Alternatives Global Limited, DIMA, not the Fund, compensated DWS Alternatives Global Limited for the services it provided to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waiver/reimbursements) of 0.37% of the Fund’s average daily net assets.

For the period from January 1, 2019 through September 30, 2019 the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.73%
Class B	.86%

Effective October 1, 2019 through September 30, 2020 (and through April 30, 2020 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.71%
Class B	.86%

For the year ended December 31, 2019, fees waived and/or expenses reimbursed for Class B are $25.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $127,880, of which $10,972 is unpaid.

Distribution Service Agreement. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, is the Fund’s distributor. In accordance with the Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2019, the Distribution Service Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2019
Class B	$26	$2

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent,

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dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2019
Class A	$319	$71
Class B	18	3
	$337	$74

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,964, of which $5,660 unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2019, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,400.

E. Ownership of the Fund

At December 31, 2019, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 69%.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

G. Payments by Affiliates

During the year ended December 31, 2019, the Advisor agreed to reimburse the Fund $1,511 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Global Income Builder VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Global Income Builder VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

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Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,058.40	$1,058.00
Expenses Paid per $1,000*	$3.53	$4.46

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,021.78	$1,020.87
Expenses Paid per $1,000*	$3.47	$4.38

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A	Class B
Deutsche DWS Variable Series II — DWS Global Income Builder VIP	.68%	.86%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Tax Information	(Unaudited)

The Fund paid distributions of $0.03 per share from net long-term capital gains during its year ended December 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,903,000 as capital gain dividends for its year ended December 31, 2019.

For corporate shareholders, 24% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2019 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

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Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	35

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted a change in the Fund’s portfolio management team, effective December 6, 2018, and that certain additional changes to the portfolio management team were made effective April 10, 2019 and May 17, 2019. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be equal to the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

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Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

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Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	39

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

40	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Notes

Notes

Notes

VS2GIB-2 (R-025825-9 2/20)

December 31, 2019

Annual Report

Deutsche DWS Variable Series II

DWS Government Money Market VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Management Summary
5	Portfolio Summary
6	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Information About Your Fund’s Expenses
16	Tax Information
16	Proxy Voting
17	Advisory Agreement Board Considerations and Fee Evaluation
20	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Management Summary	December 31, 2019 (Unaudited)

During the 12-month period ended December 31, 2019, the Fund provided a total return of 1.77% (Class A shares, unadjusted for contract charges). All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.

Over the past 12 months ended December 31, 2019, yields across the money market yield curve fluctuated based on the still-expanding U.S. economy and evolving U.S. Federal Reserve (the Fed) statements and actions. In January 2019, the Fed pivoted dramatically, changing from a hawkish to a dovish monetary policy stance. The Fed not only walked backed its prior projections of federal funds rate increases, but also lowered its U.S. economic growth estimates. In June, a breakdown in the trade negotiations between the United States and China and some signs of a slight U.S. economic slowdown (amid an abruptly decelerating global economy) disrupted financial markets and sent interest rates significantly lower. Though the Federal Open Market Committee (FOMC) did not cut interest rates at its June meeting, the Fed implied that it would now be more “data dependent” in determining its rate policy. Driven by economic uncertainty resulting from the trade war, the FOMC reduced short-term rates to 2.0%–2.25% at its July 2019 meeting. On the following day, the U.S. administration rattled equity markets and again sent fixed-income yields significantly lower by threatening to impose tariffs on the remaining $300 billion in Chinese imports not yet subject to tariffs. As a way of managing the attendant risks to the U.S. economy, the Fed cut short-term rates at the September and October FOMC meetings. Also in September, the money markets suddenly experienced a sharp spike in overnight repurchase agreement (overnight repo) rates caused by a supply/demand imbalance and regulatory constraints within the repo market. The Fed was forced to step in immediately and inject a large amount of liquidity in order to ensure an orderly repo market through year end 2019. The Fed’s efforts — performed through open market operations and a Treasury bill purchase program — were successful, but they also pushed Treasury bill rates to artificially low levels. During the remainder of the fourth quarter, many nagging concerns for financial market participants such as U.S./China trade tensions, Brexit uncertainty and global economic weakness receded, and most markets ended the year very strongly. The Fed shifted back from a policy of economic risk management to a more data dependent, “wait and see” stance as U.S. third quarter GDP came in higher than anticipated at 2.1%.

During the first half of the year, the Fund held a large percentage of portfolio assets in agency and Treasury floating-rate securities to take advantage of incremental rises in LIBOR and Treasury bill rates. At the same time, the Fund invested in overnight agency repurchase agreements for liquidity and looked for yield opportunities from three- to six-month agency and Treasury securities. During the second half of 2019, when the Fed was engaged in lowering short-term rates, we slightly extended duration at times and purchased longer-term fixed-rate instruments to capture additional yield.

With presidential primaries and the U.S. general election due this year, we believe that the Fed will remain “on hold” for much of 2020 if not the entire year, and will not act unless there is an unforeseen catalyst or crisis that would force a change in the federal funds rate. With the economy and markets in favorable shape at year end, the money market yield curve has become relatively flat, meaning that there is less incentive to purchase longer money market instruments that currently do not offer significantly higher yields.

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	3

Fund Performance (as of December 31, 2019)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

7-Day Current Yield
December 31, 2019	1.16%

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund’s shares outstanding.

Terms to Know

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

The federal funds rate is the interest rate a borrowing bank pays to a lending bank, with the rate determined by members of the Federal Open Market Committee (FOMC) at their regular meetings. The federal funds rate sets the standard for short-term U.S. interest rates.

A repurchase agreement, or “overnight repo,” is an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term “parking place” for large sums of money.

Gross domestic product (GDP) is the monetary value of goods and services produced within a country’s borders in a specific time frame.

Floating-rate securities are debt instruments with floating-rate coupons that generally reset every 30 to 90 days. While floating-rate securities are senior to equity and fixed- income securities, there is no guaranteed return of principal in case of default. Floating- rate issues often have less interest-rate risk than other fixed-income investments.

Floating-rate securities are most often secured assets, generally senior to a company’s secured debt, and can be transferred to debt holders, resulting in potential downside risk.

Duration is a measure of price volatility for fixed-income instruments. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels.

4	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	12/31/19	12/31/18
Government & Agency Obligations	79%	62%
Repurchase Agreements	21%	38%
	100%	100%

Weighted Average Maturity	12/31/19	12/31/18
Deutsche DWS Variable Series II — DWS Government Money Market VIP	29 days	25 days
iMoneyNet Money Fund AverageTM — Gov’t & Agency Retail*	29 days	28 days

*

The Fund is compared to its respective iMoneyNet Money Fund Average category: Gov’t & Agency Retail — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 6.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing was filed with the SEC on Form N-Q. Effective from and after the Fund’s third fiscal quarter-end of 2019, Form N-Q is rescinded and will not be filed with the SEC. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	5

Investment Portfolio	as of December 31, 2019

	Principal Amount ($)	Value ($)
Government & Agency Obligations 79.0%
U.S. Government Sponsored Agencies 58.8%

Federal Farm Credit Bank:

1-month LIBOR minus 0.050%, 1.644%*, 2/4/2020	1,180,000	1,180,000

1-month LIBOR minus 0.035%, 1.73%*, 8/20/2020	1,500,000	1,500,000

1-month LIBOR minus 0.050%, 1.742%*, 2/25/2020	500,000	499,996

1-month LIBOR minus 0.025%, 1.78%*, 5/29/2020	500,000	499,990

1-month LIBOR minus 0.020%, 1.785%*, 4/30/2020	2,000,000	2,000,000

Federal Home Loan Bank:

SOFR plus 0.025%, 1.565%*, 4/22/2020	1,000,000	1,000,000

SOFR plus 0.030%, 1.57%*, 11/6/2020	1,750,000	1,750,000

SOFR plus 0.035%, 1.575%*, 2/21/2020	1,000,000	1,000,000

SOFR plus 0.035%, 1.575%*, 5/8/2020	1,000,000	1,000,000

SOFR plus 0.035%, 1.575%*, 6/19/2020	1,250,000	1,250,000

SOFR plus 0.040%, 1.58%*, 2/9/2021	1,000,000	1,000,000

SOFR plus 0.050%, 1.59%*, 1/22/2021	300,000	300,000

SOFR plus 0.050%, 1.59%*, 1/28/2021	2,500,000	2,500,000

1.591%**, 2/19/2020	2,500,000	2,494,661

SOFR plus 0.065%, 1.605%*, 2/26/2021	1,500,000	1,500,000

1.618%**, 2/26/2020	1,500,000	1,496,276

SOFR plus 0.105%, 1.645%*, 10/1/2020	500,000	500,000

1-month LIBOR minus 0.010%, 1.681%*, 9/1/2020	650,000	650,000

1-month LIBOR minus 0.055%, 1.685%*, 1/14/2020	500,000	500,000

3-month LIBOR minus 0.195%, 1.714%*, 2/14/2020	1,000,000	1,000,000

1-month LIBOR minus 0.020%, 1.716%*, 5/12/2020	750,000	750,000

1-month LIBOR minus 0.025%, 1.74%*, 4/20/2020	1,250,000	1,250,000

3-month LIBOR minus 0.200%, 1.801%*, 1/16/2020	1,000,000	1,000,000

3-month LIBOR minus 0.200%, 1.81%*, 1/10/2020	1,000,000	1,000,000

1.813%**, 4/1/2020	2,500,000	2,488,701

Federal Home Loan Bank Discount Notes:

SOFR plus 0.040%, 1.58%*, 9/10/2020	1,000,000	1,000,000

1.59%**, 5/22/2020	3,250,000	3,229,899

1.591%**, 5/20/2020	3,000,000	2,981,695

1.593%**, 2/21/2020	2,000,000	1,995,549

1.602%**, 3/10/2020	2,000,000	1,993,943

1.621%**, 5/29/2020	3,000,000	2,980,146

1.663%**, 1/31/2020	1,500,000	1,497,950

1.678%**, 1/21/2020	1,500,000	1,498,621

1.916%**, 3/20/2020	1,250,000	1,244,816

	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.:

SOFR, 1.54%*, 2/12/2020	3,750,000	3,750,000

SOFR plus 0.005%, 1.545%*, 5/13/2020	1,000,000	1,000,000

SOFR plus 0.010%, 1.55%*, 2/21/2020	1,500,000	1,500,000

SOFR plus 0.020%, 1.56%*, 2/28/2020	1,000,000	1,000,000

SOFR plus 0.030%, 1.57%*, 5/8/2020	750,000	750,000

SOFR plus 0.030%, 1.57%*, 6/2/2020	1,500,000	1,500,000

SOFR plus 0.030%, 1.57%*, 6/4/2020	3,500,000	3,500,000

SOFR plus 0.030%, 1.57%*, 8/21/2020	2,250,000	2,250,000

SOFR plus 0.030%, 1.57%*, 1/22/2021	1,200,000	1,200,000

1.592%**, 4/17/2020	2,500,000	2,488,334

1.713%**, 2/20/2020	1,500,000	1,496,479

Federal National Mortgage Association:

SOFR plus 0.040%, 1.58%*, 1/29/2021	1,500,000	1,500,000

SOFR plus 0.060%, 1.6%*, 7/30/2020	400,000	400,000

SOFR plus 0.075%, 1.615%*, 10/30/2020	750,000	750,000

SOFR plus 0.100%, 1.64%*, 4/30/2020	250,000	250,000

		71,867,056

U.S. Treasury Obligations 20.2%

U.S. Treasury Bills:

1.65%**, 4/16/2020	1,000,000	995,209

1.659%**, 1/30/2020	3,000,000	2,996,046

1.678%**, 1/9/2020	500,000	499,816

1.695%**, 4/9/2020	500,000	497,700

1.713%**, 4/9/2020	500,000	497,677

1.81%**, 4/2/2020	1,000,000	995,437

1.866%**, 1/2/2020	1,000,000	999,949

1.886%**, 3/26/2020	500,000	497,804

U.S. Treasury Floating Rate Notes:

3-month U.S. Treasury Bill Money Market Yield, 1.526%*, 1/31/2020	4,500,000	4,499,613

3-month U.S. Treasury Bill Money Market Yield plus 0.033%, 1.559%*, 4/30/2020	4,750,000	4,748,880

3-month U.S. Treasury Bill Money Market Yield plus 0.043%, 1.569%*, 7/31/2020	2,500,000	2,499,482

3-month U.S. Treasury Bill Money Market Yield plus 0.045%, 1.571%*, 10/31/2020	3,500,000	3,497,816

U.S. Treasury Notes:

1.125%, 4/30/2020	500,000	499,209

1.375%, 4/30/2020	1,000,000	999,238

		24,723,876
Total Government & Agency Obligations (Cost $96,590,932)		96,590,932

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

	Principal Amount ($)	Value ($)

Repurchase Agreements 20.9%
Wells Fargo Bank, 1.57%, dated 12/31/2019, to be repurchased at $25,502,224 on 1/2/2020 (a) (Cost $25,500,000)	25,500,000	25,500,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $122,090,932)	99.9	122,090,932
Other Assets and Liabilities, Net	0.1	178,650
Net Assets	100.0	122,269,582

*	Floating rate security. These securities are shown at their current rate as of December 31, 2019.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
1,416	Federal Home Loan Mortgage Corp.	4	2/1/2049	1,483
25,358,460	Federal National Mortgage Association	2 – 5	1/1/2029 – 11/1/2049	26,008,517
Total Collateral Value				26,010,000

LIBOR: London Interbank Offered Rate

SOFR: Secured Overnight Financing Rate

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (b)	$—	$96,590,932	$—	$96,590,932
Repurchase Agreements	—	25,500,000	—	25,500,000
Total	$—	$122,090,932	$—	$122,090,932

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	7

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments in securities, valued at amortized cost	$96,590,932
Repurchase Agreements, valued at amortized cost	25,500,000
Cash	41,532
Receivable for Fund shares sold	206,884
Interest receivable	129,408
Other assets	2,797
Total assets	122,471,553

Liabilities
Payable for Fund shares redeemed	4,009
Distributions payable	59,137
Accrued management fee	25,065
Accrued Trustees’ fees	2,796
Other accrued expenses and payables	110,964
Total liabilities	201,971
Net assets, at value	$122,269,582

Net Assets Consist of
Distributable earnings (loss)	14,866
Paid-in capital	122,254,716
Net assets, at value	$122,269,582
Class A Net Asset Value

Net asset value, offering and redemption price per share ($122,269,582 ÷ 122,338,432 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:
Interest	$2,457,147
Expenses:
Management fee	261,153
Administration fee	111,129
Services to Shareholders	2,693
Custodian fee	8,434
Professional fees	50,463
Reports to shareholders	74,009
Trustees’ fees and expenses	7,651
Other	12,077
Total expenses before expense reductions	527,609
Expense reductions	(120)
Total expenses after expense reductions	527,489
Net investment income	1,929,658
Net realized gain (loss) from investments	42
Net increase (decrease) in net assets resulting from operations	$1,929,700

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income (loss)	$1,929,658	$1,437,915
Net realized gain (loss)	42	(141)
Net increase (decrease) in net assets resulting from operations	1,929,700	1,437,774
Distributions to shareholders :
Class A	(1,929,596)	(1,437,977)
Fund share transactions:
Class A
Proceeds from shares sold	121,681,165	122,763,991
Reinvestment of distributions	1,949,598	1,393,905
Payments for shares redeemed	(108,541,061)	(128,197,879)
Net increase (decrease) in net assets from Class A share transactions	15,089,702	(4,039,983)
Increase (decrease) in net assets	15,089,806	(4,040,186)
Net assets at beginning of period	107,179,776	111,219,962

Net assets at end of period	$122,269,582	$107,179,776

Other Information:
Class A
Shares outstanding at beginning of period	107,248,730	111,288,713
Shares sold	121,681,165	122,763,991
Shares issued to shareholders in reinvestment of distributions	1,949,598	1,393,905
Shares redeemed	(108,541,061)	(128,197,879)
Net increase (decrease) in Fund shares	15,089,702	(4,039,983)

Shares outstanding at end of period	122,338,432	107,248,730

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	9

Financial Highlights

	Years Ended December 31,
Class A	2019		2018		2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:

Net investment income	.018		.014		.005		.001	[b]	.000	*
Net realized gain (loss)	.000	*	(.000	)*	.000	*	.000	*	(.000	)*
Total from investment operations	.018		.014		.005		.001		.000	*
Less distributions from:

Net investment income	(.018)		(.014)		(.005)		(.001)		(.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	1.77	[a]	1.39	[a]	.45		.05	[a,b]	.01	[a]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122		107		111		122		134
Ratio of expenses before expense reductions (%)[c]	.47		.50		.48		.51		.49
Ratio of expenses after expense reductions (%)[c]	.47		.50		.48		.44		.25
Ratio of net investment income (%)	1.74		1.37		.45		.05	[b]	.01

[a]	Total return would have been lower had certain expenses not been reduced.

[b]

Includes a non-recurring payment for overbilling of prior years’ custodian out-of-pocket fees. Excluding this payment, net investment income per share, total return, and ratio of net investment income to average net assets would have been reduced by $0.0004, 0.04%, and 0.04%, respectively.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.0005.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Government Money Market VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claim on the collateral may be subject to legal proceedings.

As of December 31, 2019, the Fund held repurchase agreements with a gross value of $25,500,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2019, the Fund had $99 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	11

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2019, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$14,965
Capital loss carryforwards	$(99)

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $122,090,932.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income	$1,929,596	$1,437,977

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million	.235%
Next $500 million	.220%
Next $1.0 billion	.205%
Over $2.0 billion	.190%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.235% of the Fund’s average daily net assets.

For the period from January 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

For the year ended December 31, 2019, fees waived and/or expenses reimbursed amounted to $120.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019 the Administration Fee was $111,129, of which $10,666 is unpaid.

12	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC aggregated $2,237, of which $414 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $7,946, of which $3,040 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Ownership of the Fund

At December 31, 2019, four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 37%, 16%,15% and 13%.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Government Money Market VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Government Money Market VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

14	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A
Beginning Account Value 7/1/19	$1,000.00
Ending Account Value 12/31/19	$1,007.90
Expenses Paid per $1,000*	$2.28

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/19	$1,000.00
Ending Account Value 12/31/19	$1,022.94
Expenses Paid per $1,000*	$2.29

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Government Money Market VIP	.45%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

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Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government Money Market VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	17

and three-year periods ended December 31, 2018, the Fund’s gross performance (Class A shares) was in the 1st quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). Based on Broadridge data provided as of December 31, 2018, the Board noted that the Fund’s Class A shares total operating expenses were higher than the median (4th quartile) of the applicable Broadridge expense universe (less any applicable 12b-1 fees). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA prior to December 31, 2017 to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

18	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	19

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

20	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	21

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

22	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Notes

VS2GMM-2 (R-025834-9 2/20)

December 31, 2019

Annual Report

Deutsche DWS Variable Series II

DWS High Income VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
14	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Information About Your Fund’s Expenses
25	Tax Information
25	Proxy Voting
26	Advisory Agreement Board Considerations and Fee Evaluation
29	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS High Income VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 0.94% and 1.34% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

ICE BofAML US High Yield Index (formerly BofAML US High Yield Master II Constrained Index) tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,569	$12,124	$13,077	$19,479
	Average annual total return	15.69%	6.63%	5.51%	6.89%
ICE BofAML US High Yield Index (formerly BofAML US High Yield Master II Constrained Index)	Growth of $10,000	$11,441	$12,019	$13,469	$20,580
	Average annual total return	14.41%	6.32%	6.14%	7.48%

DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,533	$12,023	$12,877	$18,904
	Average annual total return	15.33%	6.33%	5.19%	6.57%
ICE BofAML US High Yield Index (formerly BofAML US High Yield Master II Constrained Index)	Growth of $10,000	$11,441	$12,019	$13,469	$20,580
	Average annual total return	14.41%	6.32%	6.14%	7.48%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS High Income VIP	|	3

Management Summary	December 31, 2019 (Unaudited)

The Fund returned 15.69% in 2019 (Class A shares, unadjusted for contract charges), outperforming the 14.41% return of its benchmark, the ICE BofA ML U.S. High Yield Index. Much of the gain for high yield occurred in the first calendar quarter, when the market strongly rebounded from pronounced weakness in late 2018. The positive market sentiment was driven by a number of factors, including a shift to more dovish stance by global central banks and expectations for a resolution to global trade conflicts.

In terms of the Fund’s broad positioning, an overweight in the outperforming cable and satellite industry contributed to performance, as did an overweight in wireless communications. However, an underweight in technology, which outperformed the index, detracted. From a ratings perspective, an overweight in BB rated securities aided results despite their relative weakness in the “risk on” market of the fourth quarter.

At the individual security level, an overweight position in the telecommunications company Altice France SA was a key contributor performance. The bonds moved higher after the company posted solid results and issued new bonds to repay near-term maturities. An overweight in Vistra Operations Co. LLC, a power generation firm whose bonds outperformed as its improving credit profile resulted in multiple upgrades to its credit rating, also contributed. An overweight in the healthcare firm HCA, Inc. further benefited performance. The bonds traded higher as the company reported better results and was upgraded to an investment-grade rating.

An underweight in the health care services provider Community Health Systems, Inc., whose bonds rallied as the company divested hospitals and used the proceeds to strengthen its balance sheet, detracted. Underweights in the finance companies Springleaf Finance Corp. and Navient Corp. also hurt Fund performance. The outstanding bonds of the two issuers performed well after the companies refinanced near-term maturities by issuing new debt with favorable terms.

The Fund used derivatives to hedge its modest euro exposure back into U.S. dollars, which had no impact on relative performance. While we use derivatives periodically for specific purposes, they are not a core aspect of our strategy.

We retained a constructive view on the high-yield market at year-end. U.S. economic growth remained slow, but we saw a low probability of recession in the near term. Credit fundamentals for high-yield issuers were largely positive, and we did not anticipate an increase in default rates. The use of proceeds from new issuance was focused on refinancing, diminishing refinancing risk for high-yield issuers and alleviating concerns about a large wall of near-term maturities. This trend further contributed to expectations for low defaults.

An expansion of geopolitical risks, including the possibility of a broader conflict in the Middle East, represents a potential disruption to this view. Additionally, a re-escalation of trade tensions between the United States and China or the failure to reach a “phase-two” agreement could dampen the outlook for global economic growth. While we believe the U.S. Federal Reserve is likely to remain accommodative at least through the 2020 election, the possibility of poorly communicated Fed policy could provide a headwind for risk assets, including high yield. We continue to monitor the overall credit quality and covenant terms of new-issue bonds, as we view an increase in the equity-friendly use of proceeds as a possible source of market disruption once the business cycle turns and credit conditions tighten.

We believe the fourth-quarter strength in high yield, which drove the category’s yield spread over U.S. Treasuries to 12-month lows in December, created more challenging conditions in which to find investments with the potential for favorable risk-adjusted total returns. In this environment, we believe fundamental credit analysis remains necessary to identify securities with attractive total return potential relative to the underlying risks. In addition, we seek to recognize broader investment themes that can translate to opportunities from sector allocation.

Gary Russell, CFA, Managing Director

Thomas R. Bouchard, Director

Lonnie Fox, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS High Income VIP

Terms to Know

ICE BofA Merrill Lynch US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Deutsche DWS Variable Series II — DWS High Income VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/19	12/31/18
Corporate Bonds	96%	83%
Cash Equivalent	4%	8%
Convertible Bonds	0%	3%
Loan Participations and Assignments	0%	6%
Common Stocks	0%	0%
Warrants	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	12/31/19	12/31/18
Communication Services	24%	23%
Consumer Discretionary	14%	10%
Energy	13%	22%
Materials	12%	17%
Health Care	9%	10%
Industrials	9%	7%
Utilities	6%	3%
Consumer Staples	4%	2%
Real Estate	3%	3%
Information Technology	3%	2%
Financials	3%	1%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	12/31/19	12/31/18
BBB	5%	10%
BB	61%	56%
B	32%	28%
CCC	2%	2%
Not Rated	0%	4%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS High Income VIP

Investment Portfolio	as of December 31, 2019

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 94.4%
Communication Services 23.1%

Altice France SA:

144A, 5.5%, 1/15/2028	200,000	205,510

144A, 7.375%, 5/1/2026	910,000	977,012

144A, 8.125%, 2/1/2027	200,000	225,250

Altice Luxembourg SA, 144A, 10.5%, 5/15/2027	200,000	228,010

AMC Networks, Inc., 4.75%, 8/1/2025	220,000	220,825

CCO Holdings LLC:

144A, 4.75%, 3/1/2030	135,000	137,434

144A, 5.0%, 2/1/2028	150,000	157,398

144A, 5.125%, 5/1/2027	125,000	131,875

144A, 5.375%, 6/1/2029	130,000	139,100

144A, 5.5%, 5/1/2026	210,000	221,288

144A, 5.75%, 2/15/2026	530,000	559,161

144A, 5.875%, 4/1/2024	170,000	175,738

144A, 5.875%, 5/1/2027	200,000	211,500

CenturyLink, Inc.:

144A, 5.125%, 12/15/2026	246,000	250,337

5.625%, 4/1/2025	225,000	239,074

Series W, 6.75%, 12/1/2023	45,000	50,231

Clear Channel Worldwide Holdings, Inc.:

144A, 5.125%, 8/15/2027	320,000	333,216

144A, 9.25%, 2/15/2024	217,000	240,328

CommScope, Inc.:

144A, 5.5%, 3/1/2024	130,000	135,525

144A, 8.25%, 3/1/2027	130,000	136,825

CSC Holdings LLC:

144A, 5.5%, 4/15/2027	345,000	370,478

144A, 5.75%, 1/15/2030	200,000	213,500

144A, 6.5%, 2/1/2029	200,000	223,000

144A, 7.5%, 4/1/2028	200,000	226,000

144A, 10.875%, 10/15/2025	230,000	257,025

Diamond Sports Group LLC:

144A, 5.375%, 8/15/2026	279,000	282,223

144A, 6.625%, 8/15/2027 (b)	50,000	48,625

DISH DBS Corp.:

5.875%, 11/15/2024	231,000	236,053

7.75%, 7/1/2026	160,000	169,502

Entercom Media Corp.:

144A, 6.5%, 5/1/2027	96,000	102,720

144A, 7.25%, 11/1/2024	80,000	84,200

Frontier Communications Corp., 144A, 8.0%, 4/1/2027	240,000	250,800

Intelsat Connect Finance SA, 144A, 9.5%, 2/15/2023	90,000	62,973

Intelsat Jackson Holdings SA:

144A, 8.5%, 10/15/2024	251,000	228,618

144A, 9.75%, 7/15/2025	95,000	87,875

Lamar Media Corp., 5.75%, 2/1/2026	140,000	148,386

LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027	210,000	222,600

Level 3 Financing, Inc.:

144A, 4.625%, 9/15/2027	339,000	347,068

5.25%, 3/15/2026	110,000	114,400

5.375%, 5/1/2025	100,000	103,500

	Principal Amount ($)(a)		Value ($)

Netflix, Inc.:

REG S, 3.625%, 6/15/2030	EUR	100,000	115,255

4.375%, 11/15/2026		330,000	338,250

4.625%, 5/15/2029	EUR	230,000	287,531

4.875%, 4/15/2028		210,000	218,127

5.875%, 2/15/2025		60,000	66,900

5.875%, 11/15/2028		71,000	78,708

Nexstar Broadcasting, Inc., 144A, 5.625%, 7/15/2027		55,000	57,959

Sprint Capital Corp.:

6.875%, 11/15/2028		365,000	393,287

8.75%, 3/15/2032		115,000	139,581

Sprint Corp.:

7.125%, 6/15/2024		165,000	177,994

7.625%, 3/1/2026		135,000	148,878

T-Mobile U.S.A., Inc., 4.75%, 2/1/2028		215,000	225,279

Telecom Italia Capital SA, 6.375%, 11/15/2033		155,000	172,050

Telecom Italia SpA, 144A, 5.303%, 5/30/2024		200,000	215,000

Telefonica Europe BV, REG S, 7.625%, Perpetual (c)	EUR	100,000	125,490

Telesat Canada:

144A, 4.875%, 6/1/2027		110,000	111,925

144A, 6.5%, 10/15/2027		160,000	166,800

ViaSat, Inc.:

144A, 5.625%, 9/15/2025		55,000	56,650

144A, 5.625%, 4/15/2027		120,000	128,400

Virgin Media Secured Finance PLC:

144A, 5.5%, 8/15/2026		215,000	225,750

144A, 5.5%, 5/15/2029		345,000	365,269

Vodafone Group PLC, 7.0%, 4/4/2079		70,000	82,240

Ziggo BV, 144A, 4.875%, 1/15/2030		290,000	299,370

			12,951,876

Consumer Discretionary 13.1%

1011778 B.C. Unlimited Liability Co., 144A, 4.375%, 1/15/2028		90,000	90,225

American Axle & Manufacturing, Inc.:

6.25%, 4/1/2025		135,000	140,569

6.25%, 3/15/2026		75,000	76,781

American Builders & Contractors Supply Co., Inc., 144A, 4.0%, 1/15/2028		164,000	166,460

Asbury Automotive Group, Inc., 6.0%, 12/15/2024		219,000	226,117

Beacon Roofing Supply, Inc., 144A, 4.5%, 11/15/2026		30,000	30,900

Beazer Homes USA, Inc., 5.875%, 10/15/2027		170,000	171,700

Boyd Gaming Corp.:

144A, 4.75%, 12/1/2027		60,000	62,325

6.0%, 8/15/2026		160,000	171,600

Dana Financing Luxembourg Sarl:

144A, 5.75%, 4/15/2025		155,000	161,975

144A, 6.5%, 6/1/2026		160,000	171,000

Dana, Inc.:

5.375%, 11/15/2027		55,000	56,650

5.5%, 12/15/2024		65,000	66,815

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	7

	Principal Amount ($)(a)		Value ($)

Eldorado Resorts, Inc., 6.0%, 9/15/2026		173,000	190,516

Fiat Chrysler Automobiles NV, 5.25%, 4/15/2023		245,000	261,844

HD Supply, Inc., 144A, 5.375%, 10/15/2026		100,000	106,000

Hilton Domestic Operating Co., Inc., 4.875%, 1/15/2030		139,000	147,257

IAA, Inc., 144A, 5.5%, 6/15/2027		75,000	79,687

Korn Ferry, 144A, 4.625%, 12/15/2027		30,000	30,150

Lennar Corp., 5.0%, 6/15/2027		50,000	54,250

Lithia Motors, Inc., 144A, 4.625%, 12/15/2027		140,000	143,900

Mattel, Inc., 144A, 6.75%, 12/31/2025		325,000	349,310

Meritor, Inc., 6.25%, 2/15/2024		75,000	76,852

MGM Resorts International:

5.5%, 4/15/2027		100,000	111,000

5.75%, 6/15/2025		190,000	212,800

NCL Corp. Ltd., 144A, 3.625%, 12/15/2024		200,000	202,750

Newell Brands, Inc., 4.2%, 4/1/2026		640,000	667,363

Outfront Media Capital LLC:

144A, 4.625%, 3/15/2030		30,000	30,525

144A, 5.0%, 8/15/2027		140,000	146,650

Panther BF Aggregator 2 LP:

144A, 4.375%, 5/15/2026	EUR	100,000	117,577

REG S, 4.375%, 5/15/2026	EUR	100,000	117,577

144A, 6.25%, 5/15/2026		55,000	59,263

Penn National Gaming, Inc., 144A, 5.625%, 1/15/2027		80,000	84,544

PetSmart, Inc.:

144A, 7.125%, 3/15/2023		270,000	264,600

144A, 8.875%, 6/1/2025		90,000	88,875

Prestige Brands, Inc., 144A, 5.125%, 1/15/2028		60,000	62,850

PulteGroup, Inc., 6.375%, 5/15/2033		100,000	116,750

Scientific Games International, Inc., 144A, 7.0%, 5/15/2028		165,000	176,962

Sonic Automotive, Inc., 6.125%, 3/15/2027		55,000	57,338

Spectrum Brands, Inc., 144A, 5.0%, 10/1/2029		30,000	30,975

Staples, Inc.:

144A, 7.5%, 4/15/2026		210,000	217,875

144A, 10.75%, 4/15/2027		160,000	162,400

Stars Group Holdings BV, 144A, 7.0%, 7/15/2026		105,000	113,662

Suburban Propane Partners LP, 5.75%, 3/1/2025		105,000	107,887

Taylor Morrison Communities, Inc., 144A, 5.75%, 1/15/2028		170,000	185,300

Tesla, Inc., 144A, 5.3%, 8/15/2025		135,000	130,950

Toll Brothers Finance Corp., 4.35%, 2/15/2028		67,000	69,848

TRI Pointe Group, Inc., 5.25%, 6/1/2027		55,000	57,475

United Rentals North America, Inc., 5.25%, 1/15/2030		80,000	86,104

Viking Cruises Ltd., 144A, 5.875%, 9/15/2027		205,000	219,094

	Principal Amount ($)(a)	Value ($)

WMG Acquisition Corp., 144A, 5.0%, 8/1/2023	75,000	76,688

Wynn Las Vegas LLC, 144A, 5.5%, 3/1/2025	285,000	304,950

Wynn Resorts Finance LLC, 144A, 5.125%, 10/1/2029	5,000	5,363

Yum! Brands, Inc., 144A, 4.75%, 1/15/2030	35,000	36,663

		7,355,541

Consumer Staples 3.4%

Albertsons Companies, Inc.:

144A, 4.625%, 1/15/2027	140,000	139,832

144A, 5.875%, 2/15/2028	60,000	63,750

Cott Holdings, Inc., 144A, 5.5%, 4/1/2025	325,000	339,625

Darling Ingredients, Inc., 144A, 5.25%, 4/15/2027	30,000	31,913

JBS U.S.A. LUX SA:

144A, 5.5%, 1/15/2030	60,000	64,446

144A, 5.75%, 6/15/2025	210,000	217,350

144A, 6.5%, 4/15/2029	132,000	146,689

144A, 6.75%, 2/15/2028	235,000	259,677

Pilgrim’s Pride Corp.:

144A, 5.75%, 3/15/2025	50,000	51,682

144A, 5.875%, 9/30/2027	150,000	162,187

Post Holdings, Inc.:

144A, 5.0%, 8/15/2026	65,000	68,656

144A, 5.5%, 3/1/2025	250,000	261,875

144A, 5.5%, 12/15/2029	110,000	117,293

		1,924,975

Energy 12.8%

Antero Midstream Partners LP:

5.375%, 9/15/2024	95,000	88,113

144A, 5.75%, 3/1/2027	80,000	70,350

144A, 5.75%, 1/15/2028	90,000	78,300

Archrock Partners LP:

144A, 6.25%, 4/1/2028	30,000	30,900

144A, 6.875%, 4/1/2027	110,000	116,325

Cheniere Energy Partners LP:

144A, 4.5%, 10/1/2029	217,000	222,989

5.625%, 10/1/2026	80,000	84,600

Chesapeake Energy Corp., 144A, 11.5%, 1/1/2025 (b)	115,500	109,148

Crestwood Midstream Partners LP:

144A, 5.625%, 5/1/2027	150,000	152,062

6.25%, 4/1/2023	245,000	249,900

DCP Midstream Operating LP, 5.375%, 7/15/2025	387,000	420,862

Endeavor Energy Resources LP:

144A, 5.5%, 1/30/2026	35,000	36,138

144A, 5.75%, 1/30/2028	35,000	36,794

EnLink Midstream Partners LP, 4.4%, 4/1/2024	280,000	271,628

Genesis Energy LP:

6.25%, 5/15/2026	115,000	109,825

6.5%, 10/1/2025	85,000	82,238

Hilcorp Energy I LP:

144A, 5.0%, 12/1/2024	105,000	101,532

144A, 5.75%, 10/1/2025	145,000	141,381

144A, 6.25%, 11/1/2028	105,000	99,750

Holly Energy Partners LP, 144A, 6.0%, 8/1/2024	225,000	234,562

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Matador Resources Co., 5.875%, 9/15/2026	134,000	134,335

MEG Energy Corp., 144A, 6.5%, 1/15/2025	234,000	243,383

Murphy Oil U.S.A., Inc.:

4.75%, 9/15/2029	115,000	121,448

5.625%, 5/1/2027	65,000	69,713

Nabors Industries, Inc., 5.75%, 2/1/2025	80,000	72,000

NuStar Logistics LP:

5.625%, 4/28/2027	236,000	242,490

6.0%, 6/1/2026	160,000	169,200

Oasis Petroleum, Inc.:

6.875%, 3/15/2022	373,000	359,012

6.875%, 1/15/2023 (b)	60,000	58,650

Parkland Fuel Corp., 144A, 5.875%, 7/15/2027	170,000	182,811

Parsley Energy LLC:

144A, 5.25%, 8/15/2025	55,000	56,513

144A, 5.375%, 1/15/2025	185,000	190,550

144A, 5.625%, 10/15/2027	175,000	185,062

Precision Drilling Corp., 144A, 7.125%, 1/15/2026	110,000	104,500

Range Resources Corp., 5.0%, 8/15/2022	185,000	181,300

Shelf Drilling Holdings Ltd., 144A, 8.25%, 2/15/2025	180,000	171,450

Southwestern Energy Co.:

6.2%, 1/23/2025	60,000	55,032

7.75%, 10/1/2027 (b)	30,000	27,786

Sunoco LP:

5.5%, 2/15/2026	130,000	134,875

5.875%, 3/15/2028	35,000	37,163

6.0%, 4/15/2027	52,000	55,510

Targa Resources Partners LP:

5.0%, 1/15/2028	235,000	239,700

5.375%, 2/1/2027	260,000	269,750

144A, 5.5%, 3/1/2030	90,000	92,475

TerraForm Power Operating LLC, 144A, 4.75%, 1/15/2030	135,000	137,363

Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027	105,000	111,300

USA Compression Partners LP, 6.875%, 4/1/2026	142,000	149,100

Whiting Petroleum Corp.:

5.75%, 3/15/2021	160,000	151,360

6.625%, 1/15/2026	75,000	51,111

WPX Energy, Inc.:

5.25%, 9/15/2024	145,000	154,062

5.25%, 10/15/2027	105,000	110,775

8.25%, 8/1/2023	105,000	120,750

		7,177,926

Financials 2.4%

AmWINS Group, Inc., 144A, 7.75%, 7/1/2026	70,000	77,359

Hertz Corp., 144A, 6.0%, 1/15/2028	220,000	220,000

Intesa Sanpaolo SpA, 144A, 5.71%, 1/15/2026	200,000	216,489

Lions Gate Capital Holdings LLC, 144A, 6.375%, 2/1/2024	80,000	83,602

LPL Holdings, Inc., 144A, 4.625%, 11/15/2027	30,000	30,600

	Principal Amount ($)(a)	Value ($)

Navient Corp.:

5.5%, 1/25/2023	235,000	250,862

6.5%, 6/15/2022	100,000	108,375

6.75%, 6/25/2025	80,000	88,320

Springleaf Finance Corp.:

5.375%, 11/15/2029	160,000	167,008

6.625%, 1/15/2028	35,000	39,508

Tempo Acquisition LLC, 144A, 6.75%, 6/1/2025	75,000	77,438

		1,359,561

Health Care 8.3%

Avantor, Inc.:

144A, 6.0%, 10/1/2024	130,000	138,610

144A, 9.0%, 10/1/2025	125,000	139,691

Bausch Health Americas, Inc.:

144A, 8.5%, 1/31/2027	385,000	438,438

144A, 9.25%, 4/1/2026	85,000	97,631

Bausch Health Companies, Inc.:

144A, 5.0%, 1/30/2028	110,000	112,903

144A, 5.25%, 1/30/2030	80,000	82,960

144A, 5.75%, 8/15/2027	115,000	124,775

144A, 5.875%, 5/15/2023	9,000	9,079

144A, 6.125%, 4/15/2025	150,000	154,984

144A, 6.5%, 3/15/2022	105,000	107,362

144A, 7.0%, 3/15/2024	255,000	265,200

144A, 7.0%, 1/15/2028	40,000	44,152

144A, 7.25%, 5/30/2029	20,000	22,850

Catalent Pharma Solutions, Inc., 144A, 5.0%, 7/15/2027	125,000	130,937

Centene Corp.:

144A, 4.25%, 12/15/2027	90,000	92,588

144A, 4.625%, 12/15/2029	135,000	141,932

144A, 5.375%, 6/1/2026	95,000	100,819

Charles River Laboratories International, Inc.:

144A, 4.25%, 5/1/2028	275,000	280,156

144A, 5.5%, 4/1/2026	20,000	21,500

Community Health Systems, Inc.:

6.25%, 3/31/2023	280,000	284,200

144A, 8.0%, 3/15/2026	95,000	97,850

Encompass Health Corp.:

4.5%, 2/1/2028	45,000	46,631

4.75%, 2/1/2030	37,000	38,388

HCA, Inc.:

5.375%, 9/1/2026	90,000	100,238

5.875%, 2/15/2026	100,000	113,713

Hill-Rom Holdings, Inc., 144A, 4.375%, 9/15/2027	85,000	87,444

Select Medical Corp., 144A, 6.25%, 8/15/2026	275,000	297,693

Tenet Healthcare Corp.:

144A, 4.875%, 1/1/2026	190,000	199,006

5.125%, 5/1/2025	215,000	221,450

144A, 5.125%, 11/1/2027	220,000	232,375

144A, 6.25%, 2/1/2027	60,000	64,575

6.75%, 6/15/2023	85,000	93,390

7.0%, 8/1/2025 (b)	55,000	58,094

Teva Pharmaceutical Finance Netherlands III BV, 2.2%, 7/21/2021	46,000	44,549

WellCare Health Plans, Inc., 144A, 5.375%, 8/15/2026	130,000	138,450

		4,624,613

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	9

	Principal Amount ($)(a)	Value ($)

Industrials 8.3%

Bombardier, Inc.:

144A, 5.75%, 3/15/2022	179,000	184,873

144A, 6.0%, 10/15/2022	143,000	142,957

144A, 7.875%, 4/15/2027	244,000	251,015

Builders Firstsource, Inc., 144A, 6.75%, 6/1/2027	15,000	16,444

BWX Technologies, Inc., 144A, 5.375%, 7/15/2026	30,000	31,800

Clean Harbors, Inc.:

144A, 4.875%, 7/15/2027	65,000	68,412

144A, 5.125%, 7/15/2029	30,000	32,178

Colfax Corp.:

144A, 6.0%, 2/15/2024	25,000	26,563

144A, 6.375%, 2/15/2026	95,000	103,550

Covanta Holding Corp., 5.875%, 7/1/2025	205,000	216,275

DAE Funding LLC:

144A, 4.5%, 8/1/2022	8,000	8,120

144A, 5.0%, 8/1/2024	25,000	26,249

144A, 5.75%, 11/15/2023	115,000	120,606

Energizer Holdings, Inc.:

144A, 5.5%, 6/15/2025	115,000	119,312

144A, 6.375%, 7/15/2026	120,000	127,800

144A, 7.75%, 1/15/2027	105,000	117,343

EnerSys, 144A, 4.375%, 12/15/2027	90,000	88,884

GFL Environmental, Inc.:

144A, 5.125%, 12/15/2026	50,000	52,569

144A, 7.0%, 6/1/2026	160,000	169,024

Graphic Packaging International LLC, 144A, 4.75%, 7/15/2027	30,000	32,100

Itron, Inc., 144A, 5.0%, 1/15/2026	140,000	145,075

Masonite International Corp., 144A, 5.375%, 2/1/2028	74,000	78,162

Moog, Inc.:

144A, 4.25%, 12/15/2027	160,000	162,816

144A, 5.25%, 12/1/2022	120,000	121,644

Prime Security Services Borrower LLC:

144A, 5.75%, 4/15/2026	135,000	146,729

144A, 9.25%, 5/15/2023	2,000	2,098

Sensata Technologies, Inc., 144A, 4.375%, 2/15/2030	30,000	30,583

Signature Aviation US Holdings Inc, 144A, 4.0%, 3/1/2028	155,000	152,876

Summit Materials LLC, 6.125%, 7/15/2023	200,000	203,250

Tennant Co., 5.625%, 5/1/2025	30,000	31,350

TransDigm, Inc.:

144A, 5.5%, 11/15/2027	170,000	171,909

144A, 6.25%, 3/15/2026	315,000	341,022

Triumph Group, Inc., 144A, 6.25%, 9/15/2024	64,000	67,280

United Rentals North America, Inc.:

4.625%, 10/15/2025	800,000	822,480

6.5%, 12/15/2026	220,000	241,794

		4,655,142
Information Technology 2.6%

Camelot Finance SA, 144A, 4.5%, 11/1/2026	55,000	56,513

Cardtronics, Inc., 144A, 5.5%, 5/1/2025	95,000	98,562

	Principal Amount ($)(a)	Value ($)

CDK Global, Inc., 144A, 5.25%, 5/15/2029	85,000	91,162

Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025	210,000	215,775

Fair Isaac Corp., 144A, 5.25%, 5/15/2026	130,000	143,000

Go Daddy Operating Co. LLC, 144A, 5.25%, 12/1/2027	165,000	173,662

IQVIA, Inc., 144A, 5.0%, 5/15/2027	220,000	232,728

MTS Systems Corp., 144A, 5.75%, 8/15/2027	32,000	33,440

Qorvo, Inc., 144A, 4.375%, 10/15/2029	55,000	57,613

Refinitiv U.S. Holdings, Inc., 144A, 8.25%, 11/15/2026	85,000	95,731

SS&C Technologies, Inc., 144A, 5.5%, 9/30/2027	85,000	90,738

TTM Technologies, Inc., 144A, 5.625%, 10/1/2025	155,000	160,231

		1,449,155

Materials 11.2%

AK Steel Corp., 7.5%, 7/15/2023	85,000	88,400

Ardagh Packaging Finance PLC, 144A, 6.0%, 2/15/2025	220,000	230,725

Axalta Coating Systems LLC, 144A, 4.875%, 8/15/2024	175,000	181,125

Berry Global, Inc.:

144A, 4.875%, 7/15/2026	105,000	110,744

5.5%, 5/15/2022	315,000	318,544

144A, 5.625%, 7/15/2027	15,000	16,088

Cascades, Inc.:

144A, 5.125%, 1/15/2026	10,000	10,275

144A, 5.375%, 1/15/2028	15,000	15,413

CF Industries, Inc., 5.15%, 3/15/2034	105,000	117,338

Chemours Co.:

5.375%, 5/15/2027	115,000	101,775

7.0%, 5/15/2025 (b)	60,000	60,450

Clearwater Paper Corp., 144A, 5.375%, 2/1/2025	110,000	109,175

Constellium SE:

144A, 4.625%, 5/15/2021	EUR 100,000	112,432

144A, 5.75%, 5/15/2024	250,000	256,875

144A, 6.625%, 3/1/2025	250,000	259,400

Element Solutions, Inc., 144A, 5.875%, 12/1/2025	85,000	88,931

First Quantum Minerals Ltd.:

144A, 6.5%, 3/1/2024	245,000	245,612

144A, 6.875%, 3/1/2026	200,000	202,500

Freeport-McMoRan, Inc.:

3.875%, 3/15/2023	100,000	101,823

5.0%, 9/1/2027	240,000	252,000

5.25%, 9/1/2029	280,000	299,964

Hudbay Minerals, Inc.:

144A, 7.25%, 1/15/2023	95,000	98,503

144A, 7.625%, 1/15/2025	220,000	232,210

Kaiser Aluminum Corp., 144A, 4.625%, 3/1/2028	70,000	71,820

LABL Escrow Issuer LLC, 144A, 6.75%, 7/15/2026	100,000	106,250

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Mauser Packaging Solutions Holding Co.:

144A, 5.5%, 4/15/2024	175,000	180,268

144A, 7.25%, 4/15/2025	205,000	202,437

Mercer International, Inc.:

6.5%, 2/1/2024	110,000	114,125

7.375%, 1/15/2025	175,000	188,379

NOVA Chemicals Corp.:

144A, 4.875%, 6/1/2024	185,000	191,013

144A, 5.25%, 6/1/2027	140,000	143,850

Novelis Corp., 144A, 5.875%, 9/30/2026	230,000	244,744

Olin Corp., 5.625%, 8/1/2029	314,000	331,647

Reynolds Group Issuer, Inc.:

144A, 5.125%, 7/15/2023	290,000	296,887

144A, 7.0%, 7/15/2024	35,000	36,181

Tronox Finance PLC, 144A, 5.75%, 10/1/2025	266,000	270,980

Tronox, Inc., 144A, 6.5%, 4/15/2026	192,000	197,798

United States Steel Corp., 6.25%, 3/15/2026	124,000	106,032

Univar Solutions USA, Inc., 144A, 5.125%, 12/1/2027	80,000	83,502

		6,276,215

Real Estate 3.2%

Iron Mountain, Inc.:

144A, (REIT), 4.875%, 9/15/2029	125,000	126,975

144A, (REIT), 5.25%, 3/15/2028	50,000	52,000

(REIT), 5.75%, 8/15/2024	320,000	323,600

(REIT), 6.0%, 8/15/2023	300,000	306,375

iStar, Inc.:

(REIT), 4.25%, 8/1/2025	100,000	101,096

(REIT), 4.75%, 10/1/2024	170,000	176,162

MGM Growth Properties Operating Partnership LP, 144A, (REIT), 5.75%, 2/1/2027	310,000	345,650

MPT Operating Partnership LP:

(REIT), 4.625%, 8/1/2029	140,000	144,200

(REIT), 6.375%, 3/1/2024	170,000	176,795

Ryman Hospitality Properties, Inc., 144A, (REIT), 4.75%, 10/15/2027	5,000	5,163

VICI Properties LP, 144A (REIT), 4.625%, 12/1/2029	16,000	16,680

		1,774,696

Utilities 6.0%

AES Corp., 4.875%, 5/15/2023	94,000	95,410

AmeriGas Partners LP:

5.5%, 5/20/2025	205,000	221,400

5.75%, 5/20/2027	110,000	120,725

Calpine Corp.:

144A, 4.5%, 2/15/2028	155,000	156,375

144A, 5.125%, 3/15/2028	160,000	163,312

144A, 5.25%, 6/1/2026	260,000	270,725

5.75%, 1/15/2025	125,000	128,281

Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028	165,000	167,269

NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	210,000	218,662

	Principal Amount ($)(a)	Value ($)

NRG Energy, Inc.:

144A, 5.25%, 6/15/2029	157,000	169,756

5.75%, 1/15/2028	200,000	217,000

7.25%, 5/15/2026	75,000	81,938

Talen Energy Supply LLC, 144A, 7.25%, 5/15/2027	190,000	199,918

Vistra Energy Corp., 5.875%, 6/1/2023	70,000	71,613

Vistra Operations Co. LLC:

144A, 5.0%, 7/31/2027	220,000	229,896

144A, 5.5%, 9/1/2026	315,000	333,900

144A, 5.625%, 2/15/2027	495,000	521,606

		3,367,786
Total Corporate Bonds (Cost $51,007,698)		52,917,486

Loan Participations and Assignments 0.3%
Senior Loan**
Endo Luxembourg Finance Company I S.a r.l., Term Loan B, 1-month USD LIBOR + 4.250%, 6.063%, 4/29/2024 (Cost $166,021)	179,540	172,386

Convertible Bonds 0.1%
Communication Services
DISH Network Corp., 2.375%, 3/15/2024 (Cost $36,925)	35,000	31,959

	Shares	Value ($)
Common Stocks 0.0%
Industrials
Quad Graphics, Inc. (Cost $0)	287	1,340

Warrants 0.1%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (d) (Cost $244,285)	1,100	42,051

Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (e) (f) (Cost $361,289)	361,289	361,289

Cash Equivalents 3.9%
DWS Central Cash Management Government Fund, 1.62% (e) (Cost $2,187,480)	2,187,480	2,187,480

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	11

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $54,003,698)	99.4	55,713,991
Other Assets and Liabilities, Net	0.6	321,555
Net Assets	100.0	56,035,546

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (e) (f)
1,464,490	—	1,103,201	(g)	—	—	6,051	—	361,289	361,289
Cash Equivalents 3.9%
DWS Central Cash Management Government Fund, 1.62% (e)
4,341,875	29,948,464	32,102,859		—	—	60,892	—	2,187,480	2,187,480
5,806,365	29,948,464	33,206,060		—	—	66,943	—	2,548,769	2,548,769

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2019 amounted to $350,511, which is 0.6% of net assets.

(c)	Perpetual, callable security with no stated maturity date.

(d)	Investment was valued using significant unobservable inputs.

(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(f)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of December 31, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	791,230	USD	879,605	1/31/2020	(9,627)	BNP Paribas SA

Currency Abbreviations

EUR	Euro
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS High Income VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds (h)	$—	$52,917,486	$—	$52,917,486
Loan Participations and Assignments	—	172,386	—	172,386
Convertible Bonds	—	31,959	—	31,959
Common Stocks	1,340	—	—	1,340
Warrants	—	—	42,051	42,051
Short-Term Investments (h)	2,548,769	—	—	2,548,769
Total	$2,550,109	$53,121,831	$42,051	$55,713,991

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (i)
Forward Foreign Currency Contracts	$—	$(9,627)	$—	$(9,627)
Total	$—	$(9,627)	$—	$(9,627)

(h)	See Investment Portfolio for additional detailed categorizations.

(i)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

	Convertible Bond	Common Stocks	Warrant	Total
Balance as of December 31, 2018	$1,710,710	$116,277	$27,119	$1,854,106
Realized gains (loss)	—	(30,915)	—	(30,915)
Change in unrealized appreciation (depreciation)	(135,355)	386,695	14,932	266,272
Amortization of premium/accretion of discount	174	—	—	174
Purchases/PIK	110,092	1,781,183	—	1,891,275
(Sales)	(1,685,621)	(2,253,240)	—	(3,938,861)
Transfer into Level 3	—	—	—	—
Transfer (out) of Level 3	—	—	—	—
Balance as of December 31, 2019	$—	$—	$42,051	$42,051
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$—	$—	$14,932	$14,932

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	13

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $51,454,929) — including $350,511 of securities loaned	$53,165,222
Investment in DWS Government & Agency Securities Portfolio (cost $361,289)*	361,289
Investment in DWS Central Cash Management Government Fund (cost $2,187,480)	2,187,480
Cash	10,000
Foreign currency, at value (cost $124,910)	124,902
Receivable for investments sold	58,405
Receivable for Fund shares sold	27,969
Interest receivable	821,193
Other assets	1,536
Total assets	56,757,996

Liabilities
Payable upon return of securities loaned	361,289
Payable for investments purchased	198,817
Payable for Fund shares redeemed	11,056
Unrealized depreciation on forward foreign currency contracts	9,627
Accrued management fee	5,242
Accrued Trustees’ fees	1,885
Other accrued expenses and payables	134,534
Total liabilities	722,450
Net assets, at value	$56,035,546

Net Assets Consist of
Distributable earnings (loss)	(2,184,761)
Paid-in capital	58,220,307
Net assets, at value	$56,035,546

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($55,876,386 ÷ 8,976,023 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.23
Class B

Net Asset Value, offering and redemption price per share ($159,160 ÷ 25,470 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.25

*	Represents collateral on securities loaned.

     Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:

Interest	$3,129,488
Income distributions — DWS Central Cash Management Government Fund	60,892
Securities lending income, net of borrower rebates	6,051
Total income	3,196,431
Expenses:

Management fee	277,093
Administration fee	55,419
Services to Shareholders	768
Record keeping fee (Class B)	208
Distribution service fees (Class B)	353
Custodian fee	23,037
Professional fees	93,081
Reports to shareholders	37,370
Trustees’ fees and expenses	4,840
Pricing service fee	37,913
Other	3,217
Total expenses before expense reductions	533,299
Expense reductions	(156,003)
Total expenses after expense reductions	377,296
Net investment income	2,819,135

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(168,942)
Forward foreign currency contracts	52,518
Foreign currency	(2,137)
(118,561)
Change in net unrealized appreciation (depreciation) on:

Investments	5,190,057
Forward foreign currency contracts	(8,191)
Foreign currency	40
5,181,906
Net gain (loss)	5,063,345
Net increase (decrease) in net assets resulting from operations	$7,882,480

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche DWS Variable Series II — DWS High Income VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income (loss)	$2,819,135	$3,142,998
Net realized gain (loss)	(118,561)	(176,656)
Change in net unrealized appreciation (depreciation)	5,181,906	(4,256,326)
Net increase (decrease) in net assets resulting from operations	7,882,480	(1,289,984)
Distributions to shareholders:
Class A	(3,177,995)	(4,670,013)
Class B	(7,539)	(14,079)
Total distributions	(3,185,534)	(4,684,092)
Fund share transactions:
Class A
Proceeds from shares sold	5,665,153	4,796,087
Reinvestment of distributions	3,177,995	4,670,013
Payments for shares redeemed	(9,540,349)	(12,180,108)
Net increase (decrease) in net assets from Class A share transactions	(697,201)	(2,714,008)
Class B
Proceeds from shares sold	16,476	63,056
Reinvestment of distributions	7,539	14,079
Payments for shares redeemed	(11,195)	(64,199)
Net increase (decrease) in net assets from Class B share transactions	12,820	12,936
Increase (decrease) in net assets	4,012,565	(8,675,148)
Net assets at beginning of period	52,022,981	60,698,129

Net assets at end of period	$56,035,546	$52,022,981

Other Information
Class A
Shares outstanding at beginning of period	9,081,584	9,527,083
Shares sold	944,540	775,176
Shares issued to shareholders in reinvestment of distributions	543,247	803,789
Shares redeemed	(1,593,348)	(2,024,464)
Net increase (decrease) in Class A shares	(105,561)	(445,499)

Shares outstanding at end of period	8,976,023	9,081,584
Class B
Shares outstanding at beginning of period	23,418	21,761
Shares sold	2,669	9,962
Shares issued to shareholders in reinvestment of distributions	1,282	2,411
Shares redeemed	(1,899)	(10,716)
Net increase (decrease) in Class B shares	2,052	1,657

Shares outstanding at end of period	25,470	23,418

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	15

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$5.71	$6.36	$6.28	$5.93	$6.60
Income (loss) from investment operations:

Net investment income[a]	.31	.33	.31	.32	.32
Net realized and unrealized gain (loss)	.56	(.48)	.15	.41	(.58)
Total from investment operations	.87	(.15)	.46	.73	(.26)
Less distributions from:
Net investment income	(.35)	(.50)	(.38)	(.38)	(.41)
Net asset value, end of period	$6.23	$5.71	$6.36	$6.28	$5.93
Total Return (%)[b]	15.69	(2.52)	7.51	12.87	(4.44)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	52	61	100	101
Ratio of expenses before expense reductions (%)[c]	.96	.94	.78	.80	.75
Ratio of expenses after expense reductions (%)[c]	.68	.69	.72	.72	.72
Ratio of net investment income (%)	5.09	5.41	4.98	5.38	5.09
Portfolio turnover rate (%)	82	62	71	77	47

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$5.73	$6.38	$6.30	$5.94	$6.63
Income (loss) from investment operations:

Net investment income[a]	.29	.31	.31	.31	.32
Net realized and unrealized gain (loss)	.57	(.48)	.13	.41	(.61)
Total from investment operations	.86	(.17)	.44	.72	(.29)
Less distributions from:
Net investment income	(.34)	(.48)	(.36)	(.36)	(.40)
Net asset value, end of period	$6.25	$5.73	$6.38	$6.30	$5.94
Total Return (%)[b]	15.33	(2.76)	7.21	12.67	(4.95)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.1	.1	2	3
Ratio of expenses before expense reductions (%)[c]	1.40	1.34	1.15	1.21	1.14
Ratio of expenses after expense reductions (%)[c]	.94	.96	.98	.98	1.02
Ratio of net investment income (%)	4.82	5.14	4.88	5.15	4.86
Portfolio turnover rate (%)	82	62	71	77	47

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche DWS Variable Series II — DWS High Income VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price

Deutsche DWS Variable Series II — DWS High Income VIP	|	17

and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2019, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $6,728,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($531,000) and long-term losses ($6,197,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

18	|	Deutsche DWS Variable Series II — DWS High Income VIP

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2019, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$2,847,071
Capital loss carryforwards	$(6,728,000)
Net unrealized appreciation (depreciation) on investments	$1,696,201

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $54,017,790. The net unrealized appreciation for all investments based on tax cost was $1,696,201. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $2,174,743 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $478,542.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$3,185,534	$4,684,092

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2019, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on

Deutsche DWS Variable Series II — DWS High Income VIP	|	19

appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $719,000 to $1,151,000.

The following table summarizes the value of the Fund’s derivative instruments held as of December 31, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Forward Contract
Foreign Exchange contracts (a)	$(9,627)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized depreciation on forward foreign currency contracts.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contract
Foreign Exchange Contracts (b)	$52,518

The above derivative is located in the following Statement of Operations accounts:

(b)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contract
Foreign Exchange contracts (c)	$(8,191)

The above derivative is located in the following Statement of Operations accounts:

(c)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of December 31, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
BNP Paribas SA	$9,627	$—	$—	$9,627

C. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury securities) aggregated $45,069,571 and $42,800,355, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

20	|	Deutsche DWS Variable Series II — DWS High Income VIP

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund’s average daily net assets.

For the period from January 1, 2019 through April 30, 2020, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.68%
Class B	.94%

For the year ended December 31, 2019, fees waived and/or expenses reimbursed for each class were as follows:

Class A	$155,358
Class B	645
$156,003

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $55,419, of which $4,740 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2019
Class A	$257	$42
Class B	54	9
	$311	$51

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2019, the Distribution Service Fee was $353, of which $32 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $11,003, all of which $4,906 is unpaid.

Deutsche DWS Variable Series II — DWS High Income VIP	|	21

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2019, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $455.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Ownership of the Fund

At December 31, 2019, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 71% and 20%. One participating insurance company was owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 85%.

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

22	|	Deutsche DWS Variable Series II — DWS High Income VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS High Income VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS High Income VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

Deutsche DWS Variable Series II — DWS High Income VIP	|	23

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,043.60	$1,041.70
Expenses Paid per $1,000*	$3.50	$4.84

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,021.78	$1,020.47
Expenses Paid per $1,000*	$3.47	$4.79

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS High Income VIP	.68%	.94%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

24	|	Deutsche DWS Variable Series II — DWS High Income VIP

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS High Income VIP	|	25

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

26	|	Deutsche DWS Variable Series II — DWS High Income VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA

Deutsche DWS Variable Series II — DWS High Income VIP	|	27

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

28	|	Deutsche DWS Variable Series II — DWS High Income VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

Deutsche DWS Variable Series II — DWS High Income VIP	|	29

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

30	|	Deutsche DWS Variable Series II — DWS High Income VIP

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS High Income VIP	|	31

VS2HI-2 (R-025832-9 2/20)

December 31, 2019

Annual Report

Deutsche DWS Variable Series II

DWS International Growth VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 1.72% and 2.07% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

MSCI All Country World ex-USA Index is an unmanaged equity index which captures large and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 26 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS International Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,122	$13,717	$14,052	$19,818
	Average annual total return	31.22%	11.11%	7.04%	7.08%
MSCI All Country World ex-USA Index	Growth of $10,000	$12,151	$13,261	$13,073	$16,236
	Average annual total return	21.51%	9.87%	5.51%	4.97%

DWS International Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$13,084	$13,616	$13,858	$19,198
	Average annual total return	30.84%	10.84%	6.74%	6.74%
MSCI All Country World ex-USA Index	Growth of $10,000	$12,151	$13,261	$13,073	$16,236
	Average annual total return	21.51%	9.87%	5.51%	4.97%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	3

Management Summary	December 31, 2019 (Unaudited)

The Fund’s Class A shares returned 31.22% during the 12 months ended December 31, 2019 (unadjusted for contract charges), strongly outperforming the 21.51% return of the MSCI All-Country World ex-USA Index.

Our emphasis on growth stocks was a key factor driving performance in 2019. Stock selection also played a large role in the Fund’s strong showing. The Fund’s holdings outpaced the corresponding index components in ten of the eleven major sectors, led by financials, information technology, industrials, and health care. Energy was the only area in which the Fund lagged, but we made up for the shortfall by having an underweight allocation to this underperforming sector.

Brookfield Asset Management, Inc. (Canada), which reported steady growth, was the leading contributor in both the financial sector and the Fund as a whole. Globant SA, a software company based in Argentina, also rallied on the strength of better-than-expected earnings and forward guidance, as well as a generally favorable demand environment. New Oriental Education & Technology Group, Inc. (China), Agnico Eagle Mines Ltd. (Canada), and LVMH Moet Hennessy Louis Vuitton SE (France) were additional contributors of note.

Although we use a bottom-up approach, sector allocations had a positive effect on performance. Most notably, the Fund was helped by having a meaningful overweight in information technology. The sector was the top performer for the year, with a gain nearly twice that of the broader index.

At a time of robust relative performance, few aspects of the Fund’s positioning stood out as negatives. The apparel designer SMCP SA (France) was the leading detractor. Protests in France disrupted sales in its home market, and uncertainty surrounding trade policy dampened enthusiasm for the company’s expansion in China. Shares of Canada Goose Holdings, Inc. (Canada) also lost ground due to weaker-than-expected results and soft forward guidance. A position in cash, while limited, further hurt results given the strength in the broader market.

The strong performance of the global markets led to a significant increase in valuations in 2019, resulting in a narrower set of investment opportunities. We therefore became increasingly selective in identifying investment candidates for the Fund. For example, we built positions in a number of companies that we believe are supported by the long-term tailwinds of secular change. In the emerging markets, this included Pagseguro Digital Ltd. (Brazil), Luckin Coffee, Inc. (China), and Magazine Luiza SA (Brazil). In the developed markets, we added companies such as TeamViewer AG (Germany), Shimadzu Corp. (Japan), and Orpea (France). We also invested in high-quality franchises with cyclical upside and reasonable valuations, including Cie de Saint-Gobain (France), BASF SE (Germany) and Evonik Industries AG (Germany). On the other hand, we either sold or reduced stocks with deteriorating fundamentals, including China Life Insurance Co., Ltd.* (China), Continental AG* (Germany), Komatsu Ltd.* (Japan), and Chr Hansen Holding AS* (Denmark).

We held a relatively neutral stance from a regional perspective, with the largest absolute weightings in Continental Europe, China/Hong Kong, Japan, and Canada. On a longer-term basis, we think the emerging markets offer the most compelling growth prospects — particularly in areas that are sensitive to domestic consumption trends. Japan has also captured our attention as a source of innovative companies that drive market-leading solutions and place a growing emphasis on shareholder return.

At the sector level, the Fund was overweight in technology, health care, industrials, and consumer discretionary. Conversely, it was underweight in energy, consumer staples, materials, financials, and communication services. These weightings are the result of our bottom-up stock selection process, rather than a top-down view. The Fund ended the year with a cash weighting of about 1%, which we think provides us with flexibility to add to positions in our favored companies if macro-related headlines fuel additional market volatility in the months ahead. We would welcome such disruptions, as they can provide an opportunity to build positions in attractive, higher-growth stocks at more reasonable valuations.

Sebastian P. Werner, PhD, Director

Julia A. Merz, PhD, Assistant Vice President

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Terms to Know

MSCI All Country World ex USA Index is an unmanaged equity index which captures large and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 26 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.

Contribution and detraction incorporate both a stock’s total return and its weighting in the fund.

Overweight means that a Fund holds a higher weighting in a given sector compared with its benchmark index. Underweight means that a Fund holds a lower weighting.

*	Not held at December 31, 2019.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/19	12/31/18
Common Stocks	97%	99%
Exchange-Traded Funds	2%	—
Cash Equivalents	1%	1%
Preferred Stocks	0%	0%
Warrants	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents, Securities Lending Collateral and Exchange-Traded Funds)	12/31/19	12/31/18
Financials	19%	20%
Information Technology	18%	14%
Industrials	15%	15%
Health Care	15%	14%
Consumer Discretionary	14%	15%
Consumer Staples	7%	7%
Communication Services	5%	7%
Materials	5%	6%
Energy	2%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents, Securities Lending Collateral and Exchange-Traded Funds)	12/31/19	12/31/18
France	13%	11%
Germany	13%	13%
Japan	10%	12%
Canada	9%	10%
United States	8%	7%
Switzerland	9%	9%
China	8%	8%
Netherlands	4%	4%
United Kingdom	4%	7%
Ireland	4%	1%
Sweden	3%	3%
Singapore	2%	2%
Argentina	2%	2%
Brazil	2%	0%
Korea	2%	2%
Other	7%	9%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Investment Portfolio	as of December 31, 2019

	Shares	Value ($)
Common Stocks 96.2%
Argentina 2.1%

Globant SA* (a)	3,331	353,253

Grupo Supervielle SA (ADR) (b)	3,968	14,602

(Cost $240,383)		367,855

Brazil 1.8%

Magazine Luiza SA	12,960	153,436

Pagseguro Digital Ltd. “A”* (a)	4,756	162,465

(Cost $271,746)		315,901

Canada 9.3%

Agnico Eagle Mines Ltd.	5,048	310,915

Alimentation Couche-Tard, Inc. “B”	5,580	177,084

Brookfield Asset Management, Inc. “A”	9,774	564,740

Canada Goose Holdings, Inc.* (b)	3,715	134,490

Canadian National Railway Co.	2,610	236,107

Toronto-Dominion Bank	3,902	218,846

(Cost $979,618)		1,642,182

China 8.2%

Alibaba Group Holding Ltd. (ADR)*	1,560	330,876

Luckin Coffee, Inc. (ADR)* (b)	2,265	89,150

Minth Group Ltd.	16,870	59,599

Momo, Inc. (ADR)	3,331	111,589

New Oriental Education & Technology Group, Inc. (ADR)*	1,120	135,800

Ping An Healthcare and Technology Co., Ltd. 144A*	2,100	15,388

Ping An Insurance (Group) Co. of China Ltd. “H”	33,000	391,713

Tencent Holdings Ltd.	6,400	308,056

(Cost $920,012)		1,442,171

Finland 0.3%
Sampo Oyj “A” (Cost $60,170)	1,263	55,145

France 13.0%

Airbus SE	1,067	156,415

BNP Paribas SA	1,857	110,396

Capgemini SE	1,600	195,492

Cie de Saint-Gobain	2,354	96,463

LVMH Moet Hennessy Louis Vuitton SE	890	414,413

Orpea	1,082	138,840

SMCP SA 144A* (b)	8,225	87,460

Teleperformance	1,222	298,044

Total SA	6,004	332,453

VINCI SA	2,736	304,520

Vivendi SA	5,423	157,003

(Cost $1,952,004)		2,291,499

Germany 12.9%

adidas AG	145	47,360

Allianz SE (Registered)	1,308	320,573

BASF SE	2,532	192,050

Deutsche Boerse AG	2,802	441,779

Deutsche Post AG (Registered)	2,693	103,137

Evonik Industries AG	6,411	197,249

Fresenius Medical Care AG & Co. KGaA	3,122	231,813

	Shares	Value ($)

LANXESS AG	2,236	150,931

SAP SE	1,685	228,623

Siemens AG (Registered)	915	119,901

TeamViewer AG*	6,933	251,717

(Cost $2,086,126)		2,285,133

Hong Kong 1.0%
Techtronic Industries Co., Ltd. (Cost $58,450)	22,597	185,060

Ireland 3.7%

Experian PLC	11,889	402,014

Kerry Group PLC1 “A”	2,035	253,734

(Cost $391,644)		655,748

Japan 9.5%

Daikin Industries Ltd.	2,500	352,507

Fast Retailing Co., Ltd.	500	298,204

Hoya Corp.	2,600	248,642

Kao Corp.	1,100	90,799

Keyence Corp.	800	281,666

MISUMI Group, Inc.	3,911	96,919

Mitsubishi UFJ Financial Group, Inc.	10,300	55,713

Pigeon Corp.	3,900	143,283

Shimadzu Corp.	3,500	109,918

(Cost $1,331,458)		1,677,651

Korea 1.6%
Samsung Electronics Co., Ltd. (Cost $248,084)	5,801	279,195

Luxembourg 1.0%
Eurofins Scientific (Cost $75,208)	332	184,133

Macau 1.0%
Sands China Ltd. (Cost $169,235)	32,000	171,287

Malaysia 0.9%
IHH Healthcare Bhd. (Cost $160,964)	116,000	155,147

Netherlands 3.9%

Adyen NV 144A*	11	9,025

ASML Holding NV	662	196,897

ING Groep NV	16,397	197,029

Koninklijke Philips NV	4,455	217,865

Prosus NV*	1,047	78,293

(Cost $617,646)		699,109

Norway 0.6%
Mowi ASA (Cost $50,908)	4,230	109,814

Singapore 2.1%
DBS Group Holdings Ltd. (Cost $310,391)	19,400	373,634

South Africa 1.0%
Naspers Ltd. “N” (Cost $238,774)	1,047	171,415

Sweden 2.4%

Assa Abloy AB “B”	3,000	70,116

Hexagon AB “B”	1,080	60,467

Nobina AB 144A	22,904	157,922

Spotify Technology SA* (a)	937	140,128

(Cost $380,388)		428,633

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	7

	Shares	Value ($)

Switzerland 8.3%

Alcon, Inc.*	640	36,204

Julius Baer Group Ltd.*	1,404	72,437

Lonza Group AG (Registered)*	1,307	476,920

Nestle SA (Registered)	3,312	358,535

Novartis AG (Registered)	2,716	257,627

Roche Holding AG (Genusschein)	815	264,468

(Cost $906,510)		1,466,191

Taiwan 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $127,110)	21,000	233,139

United Kingdom 3.8%

Clinigen Healthcare Ltd.*	9,466	115,886

Compass Group PLC	7,068	177,345

Farfetch Ltd. “A”* (a)	4,029	41,700

Halma PLC	4,945	139,391

Prudential PLC	10,000	192,454

(Cost $556,388)		666,776

United States 6.5%

Activision Blizzard, Inc.	2,582	153,423

EPAM Systems, Inc.*	1,363	289,174

Marsh & McLennan Companies, Inc.	1,696	188,951

MasterCard, Inc. “A”	631	188,410

NVIDIA Corp.	332	78,120

Schlumberger Ltd.	2,602	104,600

Thermo Fisher Scientific, Inc.	446	144,892

(Cost $610,622)		1,147,570
Total Common Stocks (Cost $12,743,839)		17,004,388

	Shares	Value ($)

Convertible Preferred Stocks 0.1%
United States
Providence Service Corp. (c) (Cost $13,600)	136	20,182

Exchange-Traded Funds 1.9%
United States
iShares MSCI Japan ETF (Cost $341,111)	5,700	337,668

Securities Lending Collateral 1.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (d) (e) (Cost $290,624)	290,624	290,624

Cash Equivalents 1.4%
DWS Central Cash Management Government Fund, 1.62% (d) (Cost $241,211)	241,211	241,211

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $13,630,385)	101.3	17,894,073
Other Assets and Liabilities, Net	(1.3)	(222,976)
Net Assets	100.0	17,671,097

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Securities Lending Collateral 1.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (d) (e)
156,436	134,188	(f)	—	—	—	11,826	—	290,624	290,624
Cash Equivalents 1.4%
DWS Central Cash Management Government Fund, 1.62% (d)
148,953	4,160,183		4,067,925	—	—	8,243	—	241,211	241,211
305,389	4,294,371		4,067,925	—	—	20,069	—	531,835	531,835

*	Non-income producing security.

(a)	Listed on the New York Stock Exchange.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2019 amounted to $283,155, which is 1.6% of net assets.

(c)	Investment was valued using significant unobservable inputs.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

MSCI: Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$367,855	$—	$—	$367,855
Brazil	162,465	153,436	—	315,901
Canada	1,642,182	—	—	1,642,182
China	667,415	774,756	—	1,442,171
Finland	—	55,145	—	55,145
France	—	2,291,499	—	2,291,499
Germany	—	2,285,133	—	2,285,133
Hong Kong	—	185,060	—	185,060
Ireland	—	655,748	—	655,748
Japan	—	1,677,651	—	1,677,651
Korea	—	279,195	—	279,195
Luxembourg	—	184,133	—	184,133
Macau	—	171,287	—	171,287
Malaysia	—	155,147	—	155,147
Netherlands	—	699,109	—	699,109
Norway	—	109,814	—	109,814
Singapore	—	373,634	—	373,634
South Africa	—	171,415	—	171,415
Sweden	140,128	288,505	—	428,633
Switzerland	—	1,466,191	—	1,466,191
Taiwan	—	233,139	—	233,139
United Kingdom	41,700	625,076	—	666,776
United States	1,147,570	—	—	1,147,570
Convertible Preferred Stocks	—	—	20,182	20,182
Exchange-Traded Funds	337,668	—	—	337,668
Short-Term Investments (g)	531,835	—	—	531,835
Total	$5,038,818	$12,835,073	$20,182	$17,894,073

(g)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	9

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $13,098,550) — including $283,155 of securities loaned	$17,362,238
Investment in DWS Government & Agency Securities Portfolio (cost $290,624)*	290,624
Investment in DWS Central Cash Management Government Fund (cost $241,211)	241,211
Foreign currency, at value (cost $145,600)	144,789
Receivable for Fund shares sold	51
Dividends receivable	4,819
Interest receivable	779
Foreign taxes recoverable	24,608
Due from Advisor	3,892
Other assets	569
Total assets	18,073,580

Liabilities
Payable upon return of securities loaned	290,624
Payable for Fund shares redeemed	13,589
Accrued Trustees’ fees	1,131
Other accrued expenses and payables	97,139
Total liabilities	402,483
Net assets, at value	$17,671,097

Net Assets Consist of
Distributable earnings (loss)	4,442,285
Paid-in capital	13,228,812
Net assets, at value	$17,671,097

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($17,513,656 ÷ 1,196,084 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.64
Class B

Net Asset Value, offering and redemption price per share ($157,441 ÷ 10,737 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.66

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:
Dividends (net of foreign taxes withheld of $37,203)	$385,021
Income distributions — DWS Central Cash Management Government Fund	8,243
Securities lending income, net of borrower rebates	11,826
Total income	405,090
Expenses:
Management fee	100,737
Administration fee	16,248
Services to Shareholders	906
Record keeping fee (Class B)	34
Distribution service fee (Class B)	334
Custodian fee	24,728
Professional fees	81,624
Reports to shareholders	24,063
Trustees’ fees and expenses	2,264
Other	15,335
Total expenses before expense reductions	266,273
Expense reductions	(126,215)
Total expenses after expense reductions	140,058
Net investment income (loss)	265,032

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(34,791)
Foreign currency	(4,204)
(38,995)
Change in net unrealized appreciation (depreciation) on:
Investments	4,098,050
Foreign currency	2,754
4,100,804
Net gain (loss)	4,061,809
Net increase (decrease) in net assets resulting from operations	$4,326,841

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income (loss)	$265,032	$210,075
Net realized gain (loss)	(38,995)	228,637
Change in net unrealized appreciation (depreciation)	4,100,804	(3,352,382)
Net increase (decrease) in net assets resulting from operations	4,326,841	(2,913,670)
Distributions to shareholders:
Class A	(445,123)	(169,762)
Class B	(3,307)	(1,806)
Total distributions	(448,430)	(171,568)
Fund share transactions:
Class A
Proceeds from shares sold	1,652,668	1,452,220
Reinvestment of distributions	445,123	169,762
Payments for shares redeemed	(2,520,782)	(3,127,727)
Net increase (decrease) in net assets from Class A share transactions	(422,991)	(1,505,745)
Class B
Proceeds from shares sold	16,855	82,846
Reinvestment of distributions	3,307	1,806
Payments for shares redeemed	(112,320)	(28,351)
Net increase (decrease) in net assets from Class B share transactions	(92,158)	56,301
Increase (decrease) in net assets	3,363,262	(4,534,682)
Net assets at beginning of period	14,307,835	18,842,517

Net assets at end of period	$17,671,097	$14,307,835

Other Information
Class A
Shares outstanding at beginning of period	1,228,635	1,340,522
Shares sold	122,990	108,093
Shares issued to shareholders in reinvestment of distributions	33,594	12,631
Shares redeemed	(189,135)	(232,611)
Net increase (decrease) in Class A shares	(32,551)	(111,887)

Shares outstanding at end of period	1,196,084	1,228,635
Class B
Shares outstanding at beginning of period	19,045	14,862
Shares sold	1,204	6,136
Shares issued to shareholders in reinvestment of distributions	249	134
Shares redeemed	(9,761)	(2,087)
Net increase (decrease) in Class B shares	(8,308)	4,183

Shares outstanding at end of period	10,737	19,045

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$11.47	$13.90	$11.12	$10.81	$11.04
Income (loss) from investment operations:
Net investment income[a]	.22	.16	.08	.06	.07
Net realized and unrealized gain (loss)	3.32	(2.46)	2.75	.34	(.21)
Total from investment operations	3.54	(2.30)	2.83	.40	(.14)
Less distribution from:
Net investment income	(.17)	(.13)	(.05)	(.09)	(.09)
Net realized gain	(.20)	—	—	—	—
Total distributions	(.37)	(.13)	(.05)	(.09)	(.09)
Net asset value, end of period	$14.64	$11.47	$13.90	$11.12	$10.81
Total Return (%)[b]	31.22	(16.69)	25.47	3.72	(1.32)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	14	19	27	34
Ratio of expenses before expense reductions (%)[c]	1.64	1.72	1.56	1.66	1.44
Ratio of expenses after expense reductions (%)[c]	.86	.81	.92	.95	.90
Ratio of net investment income (%)	1.63	1.21	.61	.51	.65
Portfolio turnover rate (%)	16	38	62	70	64

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

		Years Ended December 31,
Class B	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$11.49	$13.93	$11.13	$10.82	$11.05
Income (loss) from investment operations:
Net investment income[a]	.18	.12	.02	.02	.05
Net realized and unrealized gain (loss)	3.33	(2.46)	2.79	.35	(.23)
Total from investment operations	3.51	(2.34)	2.81	.37	(.18)
Less distribution from:
Net investment income	(.14)	(.10)	(.01)	(.06)	(.05)
Net realized gain	(.20)	—	—	—	—
Total distributions	(.34)	(.10)	(.01)	(.06)	(.05)
Net asset value, end of period	$14.66	$11.49	$13.93	$11.13	$10.82
Total Return (%)[b]	30.84	(16.92)	25.26	3.38	(1.64)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.2	.2	.07	.1
Ratio of expenses before expense reductions (%)[c]	1.95	2.07	1.90	1.98	1.76
Ratio of expenses after expense reductions (%)[c]	1.16	1.06	1.15	1.24	1.22
Ratio of net investment income (%)	1.31	.92	.12	.17	.40
Portfolio turnover rate (%)	16	38	62	70	64

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS International Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	13

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2019, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $30,000 of long-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the

14	|	Deutsche DWS Variable Series II — DWS International Growth VIP

United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2019, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$246,272
Capital loss carryforward	$(30,000)
Net unrealized appreciation (depreciation) on investments	$4,226,416

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $13,667,657. The net unrealized appreciation for all investments based on tax cost was $4,226,416. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $4,878,811 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $652,395.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$213,752	$171,568
Distributions from long-term capital gains	$234,678	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment transactions (excluding short-term investments) aggregated $2,478,337 and $3,164,488, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays the Advisor an annual fee based on its average daily net assets, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.

For the period from January 1, 2019 through April 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.81%
Class B	1.06%

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For the period from May 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.89%
Class B	1.21%

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.87%
Class B	1.19%

For the year ended December 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$125,158
Class B	1,057
$126,215

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $16,248, of which $1,485 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2019
Class A	$214	$35
Class B	53	9
	$267	$44

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2019, the Distribution Service Fee aggregated $334, of which $33 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $8,891, of which $3,563 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an

16	|	Deutsche DWS Variable Series II — DWS International Growth VIP

amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Ownership of the Fund

At December 31, 2019, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 85%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 47%, 43%, and 10%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS International Growth VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS International Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

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Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,071.00	$1,069.30
Expenses Paid per $1,000*	$4.59	$6.26

Hypothetical 5% Fund Return
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,020.77	$1,019.16
Expenses Paid per $1,000*	$4.48	$6.11

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS International Growth VIP	.88%	1.20%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Tax Information	(Unaudited)

The Fund paid distributions of $0.20 per share from net long-term capital gains during its year ended December 31, 2019.

For corporate shareholders, 4% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2019, qualified for the dividends received deduction.

The Fund paid foreign taxes of $30,998 and earned $252,697 of foreign source income during the year ended December 31, 2019. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.21 per share as income earned from foreign sources for the year ended December 31, 2019.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS International Growth VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series II — DWS International Growth VIP	|	21

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and underperformed its benchmark in the one- and three-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that, effective October 3, 2016, the Fund’s investment strategy and certain members of the portfolio management team were changed, and that, effective October 1, 2017, the Fund further changed its investment strategy. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, effective October 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.62% in connection with changes to the Fund’s investment strategy. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

22	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	23

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

24	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	25

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Notes

VS2IG-2 (R-025830-10 2/20)

December 31, 2019

Annual Report

Deutsche DWS Variable Series II

DWS Multisector Income VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
12	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Information About Your Fund’s Expenses
25	Tax Information
25	Proxy Voting
26	Advisory Agreement Board Considerations and Fee Evaluation
29	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 is 2.19% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Multisector Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,922	$11,470	$11,179	$14,820
	Average annual total return	9.22%	4.68%	2.25%	4.01%
Bloomberg Barclays U.S. Universal Index	Growth of $10,000	$10,929	$11,347	$11,842	$14,978
	Average annual total return	9.29%	4.30%	3.44%	4.12%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	3

Management Summary	December 31, 2019 (Unaudited)

The Class A shares of the Fund returned 9.22% (unadjusted for contract charges) in the 12-month period ended December 31, 2019, slightly below the 9.29% gain of the Bloomberg Barclays U.S. Universal Index.

The world bond markets generated strong, broad-based returns in 2019. The U.S. Federal Reserve (Fed), after raising interest rates nine times in the 2015-2018 interval, moved to a more accommodative posture in the past year. In addition to enacting three quarter-point rate cuts, the Fed injected daily liquidity into the financial system from mid-September onward. In combination with the backdrop of low inflation and slow global growth, the shift in Fed policy fueled a rally in U.S. Treasuries and other rate-sensitive areas of the bond market. Investment-grade corporates, which benefited from steady corporate profit growth and investors’ thirst for yield, outperformed government issues. High-yield bonds and emerging-markets debt, which were boosted by robust investor sentiment and elevated demand for higher-risk assets, posted double-digit gains and outpaced investment-grade bonds.

Several aspects of the Fund’s positioning contributed to its strong relative performance in 2019. First, our decision to maintain a lower-quality tilt to the portfolio through the first nine months of the year helped the Fund capitalize on the “risk-on” market. This aspect of our positioning included overweight in high-yield and emerging-market bonds, as well as an underweight in U.S. Treasuries. The Fund’s performance was further aided by our preference for higher-yielding, lower-quality securities within each of the major categories. In the investment-grade corporate space, for instance, we emphasized BBB rated debt (the lowest credit tier in the category). Additionally, the Fund’s allocation to the emerging markets favored higher-yielding countries in the Middle East and Africa. Both regions outperformed the broader category by a wide margin in 2019, and the portfolio was well positioned to capitalize on this trend.

Our duration positioning was an additional contributor of note. The Fund’s duration (interest-rate sensitivity) was above that of the benchmark until mid-way through the third quarter, augmenting the effect of falling yields.

Few aspects of the Fund’s positioning stood out as meaningful detractors. We lost some ground from foreign-currency positioning and an underweight in investment-grade corporate issues, as well as from a position in Mexico in the emerging-market portfolio.

We used derivatives to shift the Fund’s weightings in specific asset classes, adjust foreign-currency exposure, and manage duration. In the aggregate, our use of derivatives was a small net contributor. Derivatives are used to achieve the Fund’s risk and return objectives and should therefore be evaluated within the context of the entire portfolio rather than as a standalone strategy.

We began to reposition the portfolio in the autumn, with a focus on reducing overall risk exposure. While an emphasis on lower-quality issues served the Fund well through the first half of the year and into the third quarter, we believed the rally had made the credit sectors more vulnerable to issues such as trade policy, geopolitical uncertainty, and instability in the repurchase agreement market. We therefore sought to de-risk the portfolio by decreasing its weightings in high-yield bonds and lower-rated emerging-markets debt. In turn, we redeployed the proceeds into higher-quality investment-grade corporates and U.S. Treasuries. We also moved duration more closely in line with the benchmark, as we saw little additional benefit to maintaining a long duration with the 10-year U.S. Treasury yield having fallen below 1.5% in late August. Although these moves caused the Fund to miss some of the continued rally in risk assets in the fourth quarter, we believed they were appropriate given the combination of lower total return potential and rising risks.

The Fund is scheduled to liquidate on or about February 27, 2020.

Thomas M. Farina, CFA, Managing Director

Kelly L. Beam, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Terms to Know

Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

Contribution and detraction incorporate both a stock’s total return and its weighting in the index.

Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e., assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB” and above indicate that the rated borrower is considered “investment grade” by a particular ratings agency.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management; for non-hedging purposes to seek to enhance potential gains, or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Repurchase Agreements (Repos) are an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term “parking places” for large sums of money.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/19	12/31/18
Government & Agency Obligations	40%	44%
Corporate Bonds	34%	11%
Collateralized Mortgage Obligations	12%	17%
Commercial Mortgage-Backed Securities	5%	5%
Mortgage-Backed Securities Pass-Throughs	5%	6%
Short-Term U.S. Treasury Obligations	2%	3%
Cash Equivalents	1%	5%
Asset-Backed	1%	2%
Common Stocks	0%	0%
Warrants	0%	0%
Loan Participations and Assignments	—	5%
Convertible Bonds	—	2%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/19	12/31/18
AAA	50%	38%
AA	1%	0%
A	8%	8%
BBB	19%	12%
BB	11%	22%
B	7%	11%
CCC or Below	0%	2%
Non Rated	4%	7%
	100%	100%

Interest Rate Sensitivity	12/31/19	12/31/18
Effective Maturity	8.5 years	4.8 years
Effective Duration	5.9 years	3.6 years

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Investment Portfolio	as of December 31, 2019

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 33.7%
Communication Services 5.2%

AT&T, Inc., 4.35%, 3/1/2029	20,000	22,250

CCO Holdings LLC, 144A, 4.75%, 3/1/2030	20,000	20,360

Charter Communications Operating LLC:

4.8%, 3/1/2050	10,000	10,545

5.75%, 4/1/2048	30,000	35,038

Comcast Corp.:

2.65%, 2/1/2030	21,000	21,090

4.6%, 10/15/2038	20,000	23,845

4.95%, 10/15/2058	12,000	15,639

Discovery Communications LLC, 5.3%, 5/15/2049	10,000	11,854

Netflix, Inc.:

5.5%, 2/15/2022	60,000	63,525

5.875%, 11/15/2028	25,000	27,714

NortonLifeLock, Inc., 3.95%, 6/15/2022	50,000	51,265

VeriSign, Inc.:

4.625%, 5/1/2023	50,000	50,800

5.25%, 4/1/2025	50,000	55,116

Verizon Communications, Inc.:

4.016%, 12/3/2029	30,000	33,442

4.329%, 9/21/2028	20,000	22,699

		465,182

Consumer Discretionary 5.5%

1011778 B.C. Unlimited Liability Co., 144A, 4.375%, 1/15/2028	45,000	45,113

Boyd Gaming Corp., 144A, 4.75%, 12/1/2027	10,000	10,388

Ford Motor Credit Co. LLC, 5.584%, 3/18/2024	200,000	216,508

General Motors Co., 5.95%, 4/1/2049	12,000	13,303

Hasbro, Inc., 3.55%, 11/19/2026	13,000	13,091

Las Vegas Sands Corp.:

3.5%, 8/18/2026	20,000	20,576

3.9%, 8/8/2029	9,000	9,397

Lowe’s Companies, Inc.:

2.5%, 4/15/2026	75,000	75,506

4.05%, 5/3/2047	10,000	10,803

NCL Corp. Ltd., 144A, 3.625%, 12/15/2024	40,000	40,550

Nordstrom, Inc., 4.375%, 4/1/2030	10,000	10,199

Starbucks Corp., 4.5%, 11/15/2048	18,000	20,972

		486,406

Consumer Staples 1.3%

Altria Group, Inc., 5.95%, 2/14/2049	20,000	24,249

Anheuser-Busch InBev Worldwide, Inc.:

4.75%, 4/15/2058	10,000	11,696

5.45%, 1/23/2039	12,000	15,101

5.55%, 1/23/2049	20,000	25,986

Estee Lauder Companies, Inc.:

2.375%, 12/1/2029	7,000	6,998

3.125%, 12/1/2049	7,000	7,005

	Principal Amount ($)(a)	Value ($)

Keurig Dr Pepper, Inc., 4.597%, 5/25/2028	11,000	12,353

PepsiCo, Inc., 3.375%, 7/29/2049	11,000	11,539

		114,927

Energy 3.5%

Apache Corp.:

4.25%, 1/15/2030	34,000	35,265

4.75%, 4/15/2043	10,000	9,662

Cenovus Energy, Inc., 5.4%, 6/15/2047	10,000	11,623

Cheniere Energy Partners LP, 5.625%, 10/1/2026	100,000	105,750

Devon Energy Corp., 5.0%, 6/15/2045	15,000	17,410

Enterprise Products Operating LP, 4.2%, 1/31/2050	20,000	21,469

Hess Corp., 5.8%, 4/1/2047	20,000	24,495

Kinder Morgan, Inc., 5.2%, 3/1/2048	11,000	12,774

MPLX LP, 5.5%, 2/15/2049	30,000	34,082

Occidental Petroleum Corp.:

3.5%, 8/15/2029	17,000	17,355

4.2%, 3/15/2048	10,000	9,934

Plains All American Pipeline LP, 3.55%, 12/15/2029	10,000	9,865

		309,684

Financials 6.0%

Bank of America Corp.:

2.884%, 10/22/2030	20,000	20,176

3.974%, 2/7/2030	40,000	43,915

Citigroup, Inc., 3.98%, 3/20/2030	58,000	63,499

Global Payments, Inc., 3.2%, 8/15/2029	30,000	30,576

Hartford Financial Services Group, Inc., 2.8%, 8/19/2029	10,000	10,117

JPMorgan Chase & Co.:

2.739%, 10/15/2030	20,000	20,003

3.782%, 2/1/2028	35,000	37,743

Morgan Stanley, 4.431%, 1/23/2030	60,000	67,865

Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	60,000	63,924

PayPal Holdings, Inc.:

2.65%, 10/1/2026	25,000	25,351

2.85%, 10/1/2029	40,000	40,372

Synchrony Financial, 4.375%, 3/19/2024	20,000	21,340

The Allstate Corp., 3.85%, 8/10/2049	10,000	11,076

Truist Financial Corp., 4.8%, Perpetual (b)	60,000	61,950

Wells Fargo & Co., 3.196%, 6/17/2027	20,000	20,753

		538,660

Health Care 3.9%

AbbVie, Inc.:

144A, 3.2%, 11/21/2029	10,000	10,174

144A, 4.25%, 11/21/2049	10,000	10,618

4.875%, 11/14/2048	15,000	17,330

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	7

	Principal Amount ($)(a)	Value ($)

Amgen, Inc., 4.563%, 6/15/2048	10,000	11,625

Anthem, Inc., 2.875%, 9/15/2029	10,000	9,962

Bausch Health Companies, Inc., 144A, 5.25%, 1/30/2030	10,000	10,370

Bristol-Myers Squibb Co., 144A, 4.25%, 10/26/2049	40,000	47,491

Centene Corp.:

144A, 4.25%, 12/15/2027	15,000	15,431

144A, 4.625%, 12/15/2029	10,000	10,513

CVS Health Corp., 5.05%, 3/25/2048	20,000	23,700

Eli Lilly & Co., 4.15%, 3/15/2059	9,000	10,630

HCA, Inc.:

4.125%, 6/15/2029	20,000	21,222

7.5%, 2/15/2022	60,000	66,300

Select Medical Corp., 144A, 6.25%, 8/15/2026	30,000	32,476

Thermo Fisher Scientific, Inc., 2.6%, 10/1/2029	50,000	49,462

		347,304

Industrials 1.7%

CSX Corp., 3.35%, 9/15/2049	10,000	9,864

FedEx Corp., 4.05%, 2/15/2048	10,000	9,662

Parker-Hannifin Corp., 3.25%, 6/14/2029	10,000	10,448

Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	50,000	52,900

Signature Aviation US Holdings Inc, 144A, 4.0%, 3/1/2028	35,000	34,520

United Technologies Corp., 4.625%, 11/16/2048	25,000	31,329

		148,723

Information Technology 0.8%

Broadcom, Inc., 144A, 4.75%, 4/15/2029	11,000	12,028

Fiserv, Inc., 3.5%, 7/1/2029	30,000	31,533

MSCI, Inc., 144A, 4.0%, 11/15/2029	15,000	15,206

Oracle Corp., 4.0%, 11/15/2047	10,000	11,188

		69,955

Real Estate 2.6%

American Tower Corp., (REIT), 3.8%, 8/15/2029	50,000	53,456

Equinix, Inc.:

(REIT), 2.625%, 11/18/2024	17,000	17,032

(REIT), 3.2%, 11/18/2029	16,000	16,060

Office Properties Income Trust:

(REIT), 4.0%, 7/15/2022	25,000	25,592

(REIT), 4.15%, 2/1/2022	30,000	30,726

(REIT), 4.25%, 5/15/2024	10,000	10,394

Omega Healthcare Investors, Inc.:

(REIT), 4.5%, 4/1/2027	15,000	16,194

(REIT), 4.75%, 1/15/2028	20,000	21,784

VICI Properties LP:

144A (REIT), 4.25%, 12/1/2026	10,000	10,300

144A (REIT), 4.625%, 12/1/2029	6,000	6,255

Welltower, Inc., (REIT), 3.1%, 1/15/2030	20,000	20,254

		228,047

	Principal Amount ($)(a)	Value ($)

Utilities 3.2%

American Electric Power Co., Inc.:

3.2%, 11/13/2027	10,000	10,320

4.3%, 12/1/2028	5,000	5,565

Calpine Corp.:

144A, 4.5%, 2/15/2028	40,000	40,355

144A, 5.125%, 3/15/2028	20,000	20,414

Duke Energy Corp.:

3.4%, 6/15/2029	10,000	10,453

4.2%, 6/15/2049	10,000	11,057

Edison International, 5.75%, 6/15/2027	90,000	101,052

NextEra Energy Operating Partners LP:

144A, 3.875%, 10/15/2026	30,000	30,112

144A, 4.25%, 7/15/2024	45,000	46,856

Southern California Edison Co., 4.875%, 3/1/2049	10,000	11,864

		288,048
Total Corporate Bonds (Cost $2,894,111)		2,996,936

Mortgage-Backed Securities Pass-Throughs 5.1%
Federal National Mortgage Association, 4.0%, 9/1/2048 (Cost $430,134)	429,933	454,750

Asset-Backed 0.6%
Home Equity Loans 0.1%
CIT Home Equity Loan Trust, “AF6”, Series 2002-1, 6.2%, 2/25/2030	10,165	10,252

Miscellaneous 0.5%

Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	39,237	39,073
Total Asset-Backed (Cost $49,158)		49,325

Commercial Mortgage-Backed Securities 5.4%

GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	394,448	376,387

Morgan Stanley Capital I Trust, “A4” Series 2019-L3, 3.127%, 11/15/2029	100,000	103,197
Total Commercial Mortgage-Backed Securities (Cost $499,908)		479,584

Collateralized Mortgage Obligations 12.3%

Banc of America Mortgage Trust, “2A2”, Series 2004-A, 4.781%**, 2/25/2034	19,612	19,817

Bear Stearns Adjustable Rate Mortgage Trust, “2A1”, Series 2005-11, 5.111%**, 12/25/2035	22,496	23,194

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

	Principal Amount ($)(a)	Value ($)

CHL Mortgage Pass Through Trust, “2A5”, Series 2004-13, 5.75%, 8/25/2034	22,774	22,862

Fannie Mae Connecticut Avenue Securities:

“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 3.792%**, 3/25/2031	59,315	59,564

“1M2”, Series 2018-C01, 1-month USD-LIBOR + 2.250%, 4.042%**, 7/25/2030	250,000	253,288

“1M2”, Series 2019-R02, 144A, 1-month USD-LIBOR + 2.300%, 4.092%**, 8/25/2031	70,000	70,646

“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 4.142%**, 1/25/2031	100,000	101,425

Federal Home Loan Mortgage Corp.:

“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	54,448	1,616

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	342,381	55,136

Federal National Mortgage Association, “4”, Series 406, Interest Only, 4.0%, 9/25/2040	79,326	12,452

Freddie Mac Structured Agency Credit Risk Debt Notes, “M2”, Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.450%, 4.242%**, 3/25/2049	106,003	106,934

Government National Mortgage Association:

“GI”, Series 2014-146, Interest Only, 3.5%, 9/20/2029	656,463	62,714

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	81,471	5,856

“HI”, Series 2015-77, Interest Only, 4.0%, 5/20/2045	184,318	34,716

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	95,908	16,555

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	92,163	15,901

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	80,167	13,808

JPMorgan Mortgage Trust, “2A1”, Series 2006-A2, 4.187%**, 4/25/2036	90,569	88,778

Merrill Lynch Mortgage Investors Trust, “2A”, Series 2003-A6, 4.16%**, 10/25/2033	20,520	20,797

STACR Trust, “M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 3.892%**, 9/25/2048	108,108	108,971
Total Collateralized Mortgage Obligations (Cost $878,066)		1,095,030

	Principal Amount ($)(a)	Value ($)

Government & Agency Obligations 40.3%
Sovereign Bonds 1.3%

Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS 476	69

Republic of Slovenia, 144A, 5.5%, 10/26/2022	100,000	109,693

		109,762

U.S. Treasury Obligations 39.0%

U.S. Treasury Bond, 2.25%, 8/15/2049	543,000	528,237

U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023	284,892	289,301

U.S. Treasury Notes:

1.5%, 10/31/2024	171,000	169,577

1.75%, 11/15/2029	1,625,000	1,601,768

2.125%, 5/31/2026	272,000	277,493

2.625%, 8/31/2020	600,000	603,844

		3,470,220
Total Government & Agency Obligations (Cost $3,582,030)		3,579,982

Short-Term U.S. Treasury Obligations 2.2%

U.S. Treasury Bills:

1.595%***, 9/10/2020	20,000	19,787

1.763%***, 7/16/2020	180,000	178,495
Total Short-Term U.S. Treasury Obligations (Cost $198,040)		198,282

	Shares	Value ($)
Common Stocks 0.0%
Industrials
Quad Graphics, Inc. (Cost $0)	4	19

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (c) (Cost $17,432)	85	3,249

Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 1.62% (d) (Cost $62,647)	62,647	62,647

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $8,611,526)	100.3	8,919,804
Other Assets and Liabilities, Net	(0.3)	(28,746)
Net Assets	100.0	8,891,058

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	9

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (d) (e)
302,310	—	302,310	(f)	—	—	3,514	—	—	—
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 1.62% (d)
395,710	6,671,477	7,004,540		—	—	14,939	—	62,647	62,647
698,020	6,671,477	7,306,850		—	—	18,453	—	62,647	62,647

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	Perpetual, callable security with no stated maturity date.

(c)	Investment was valued using significant unobservable inputs.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

Currency Abbreviations

ARS	Argentine Peso
USD	United States Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (g)
Corporate Bonds	$—	$2,996,936	$—	$2,996,936
Mortgage-Backed Securities Pass-Throughs	—	454,750	—	454,750
Asset-Backed	—	49,325	—	49,325
Commercial Mortgage-Backed Securities	—	479,584	—	479,584
Collateralized Mortgage Obligations	—	1,095,030	—	1,095,030
Government & Agency Obligations	—	3,579,982	—	3,579,982
Short-Term U.S. Treasury Obligations	—	198,282	—	198,282
Common Stocks	19	—	—	19
Warrants	—	—	3,249	3,249
Short-Term Investments	62,647	—	—	62,647
Total	$62,666	$8,853,889	$3,249	$8,919,804

(g)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

	Bank Loans	Convertible Bond	Common Stocks	Warrants	Total
Balance as of December 31, 2018	$56,865	$158,403	$10,724	$2,096	$228,088
Realized gains (loss)	(6)	—	4,080	—	4,074
Change in unrealized appreciation (depreciation)	328	(12,457)	28,732	1,153	17,756
Amortization premium/discount	0	15	—	—	15
Purchases/PIK	—	10,194	165,000	—	175,194
(Sales)	(57,187)	(156,155)	(208,536)	—	(421,878)
Transfers into Level 3	—	—	—	—	—
Transfers (out) of Level 3	—	—	—	—	—
Balance as of December 31, 2019	$—	$—	$—	$3,249	$3,249
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$—	$—	$—	$1,153	$1,153

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	11

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $8,548,879)	$8,857,157
Investment in DWS Central Cash Management Government Fund (cost $62,647)	62,647
Cash	10,000
Receivable for Fund shares sold	13,344
Interest receivable	59,751
Foreign taxes recoverable	617
Due from Advisor	9,171
Other assets	871
Total assets	9,013,558

Liabilities
Foreign cash overdraft, at value	3
Payable for investments purchased	21,577
Payable for Fund shares redeemed	16
Accrued Audit fees	72,769
Accrued Trustees’ fees	989
Other accrued expenses and payables	27,146
Total liabilities	122,500
Net assets, at value	$8,891,058

Net Assets Consist of
Distributable earnings (loss)	(3,987,930)
Paid-in capital	12,878,988
Net assets, at value	$8,891,058

Net Asset Value
Class A

Net asset value, offering and redemption price per share ($8,891,058 ÷ 908,826 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.78

Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:
Interest	$308,797
Income distributions — DWS Central Cash Management Government Fund	14,939
Securities lending income, net of borrower rebates	2,507
Total income	326,243
Expenses:
Management fee	47,793
Administration fee	8,690
Services to Shareholders	267
Custodian fee	14,060
Professional fees	91,513
Reports to shareholders	30,165
Trustees’ fees and expenses	2,652
Pricing service fee	10,968
Other	2,413
Total expenses before expense reductions	208,521
Expense reductions	(151,444)
Total expenses after expense reductions	57,077
Net investment income	269,166

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,139
Swap contracts	(25,964)
Futures	150,877
Forward foreign currency contracts	2,307
Foreign currency	354
131,713
Change in net unrealized appreciation (depreciation) on:
Investments	410,275
Futures	(40,004)
Forward foreign currency contracts	(9,774)
Foreign currency	450
360,947
Net gain (loss)	492,660
Net increase (decrease) in net assets resulting from operations	$761,826

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income	$269,166	$309,384
Net realized gain (loss)	131,713	(106,781)
Change in net unrealized appreciation (depreciation)	360,947	(345,745)
Net increase (decrease) in net assets resulting from operations	761,826	(143,142)
Distributions to shareholders:
Class A	(339,978)	(641,992)
Fund share transactions:
Class A
Proceeds from shares sold	846,845	612,918
Reinvestment of distributions	339,978	641,992
Payments for shares redeemed	(1,009,448)	(1,895,400)
Net increase (decrease) in net assets from Class A share transactions	177,375	(640,490)
Increase (decrease) in net assets	599,223	(1,425,624)
Net assets at beginning of period	8,291,835	9,717,459

Net assets at end of period	$8,891,058	$8,291,835

Other Information
Class A
Shares outstanding at beginning of period	888,694	951,249
Shares sold	89,042	64,660
Shares issued to shareholders in reinvestment of distributions	36,596	68,080
Shares redeemed	(105,506)	(195,295)
Net increase (decrease) in Class A shares	20,132	(62,555)

Shares outstanding at end of period	908,826	888,694

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	13

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$9.33	$10.22	$9.65	$10.43	$11.20
Income (loss) from investment operations:
Net investment income[a]	.30	.34	.28	.22	.40
Net realized and unrealized gain (loss)	.54	(.50)	.37	(.17)	(.72)
Total from investment operations	.84	(.16)	.65	.05	(.32)
Less distributions from:
Net investment income	(.39)	(.73)	(.08)	(.83)	(.45)
Net asset value, end of period	$9.78	$9.33	$10.22	$9.65	$10.43
Total Return (%)[b]	9.22	(1.65)	6.78	.50	(3.02)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	8	10	25	33
Ratio of expenses before expense reductions (%)[c]	2.40	2.19	1.37	1.31	1.15
Ratio of expenses after expense reductions (%)[c]	.66	.65	.67	.68	.70
Ratio of net investment income (%)	3.10	3.50	2.81	2.19	3.67
Portfolio turnover rate (%)	199	85	96	159	185

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Multisector Income VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	15

respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2019, the Fund had no securities on loan.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans”) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary

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market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2019, the Fund had net tax basis capital loss carryforwards of approximately $4,509,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,825,000) and long-term losses ($2,684,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated currencies, futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2019, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$212,315
Capital loss carryforwards	$(4,509,000)
Net unrealized appreciation (depreciation) on investments	$308,818

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $8,610,986. The net unrealized appreciation for all investments based on tax cost was $308,818. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $369,046 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $60,228.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$339,978	$641,992

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	17

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2019, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts as of December 31, 2019. For the year ended December 31, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $3,769,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $1,301,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2019, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There were no open forward currency contracts as of December 31, 2019. For the year ended December 31, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $785,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $212,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $342,000.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires

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or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2018, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of December 31, 2019. For the year ended December 31, 2019, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to approximately $921,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$—	$150,877	$—	$150,877
Foreign Exchange Contracts (b)	2,307	—	—	2,307
Credit Contracts (c)	—	—	(25,964)	(25,964)
	$2,307	$150,877	$(25,964)	$127,220

Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from futures contracts

(b)	Net realized gain (loss) from forward foreign currency contracts

(c)	Net realized gain (loss) from swap contracts

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Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (d)	$—	$(40,004)	$(40,004)
Foreign Exchange Contracts (e)	(9,774)	—	(9,774)
	$(9,774)	$(40,004)	$(49,778)

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Change in net unrealized appreciation (depreciation) on futures

(e)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

C. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$9,524,448	$10,259,927
U.S. Treasury Obligations	$7,066,631	$5,474,215

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Effective May 16, 2019, DWS Alternatives Global Limited, also an indirect, wholly owned subsidiary of DWS Group, no longer serves as subadvisor for the Fund. DWS Alternatives Global Limited provided portfolio manager services to the Fund and pursuant to a sub-advisory agreement between DIMA and DWS Alternatives Global Limited, DIMA, not the Fund, compensated DWS Alternatives Global Limited for the services it provided to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.

For the period from January 1, 2019 through April 30, 2019, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.65%.

Effective May 1, 2019 through February 27, 2020 (See Note I), the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.66%.

For the year ended December 31, 2019, fees waived and/or expenses reimbursed amounted to $151,444.

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Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $8,690, of which $754 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC aggregated $111, of which $18 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,590, of which $4,433 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2019, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $189.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

F. Investing in High-Yield Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity

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risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Ownership of the Fund

At December 31, 2019, one participating insurance company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 97%.

I. Fund Liquidation

Upon the recommendation of the Advisor, the Fund’s Board of Trustees has authorized the Fund’s termination and liquidation, effective on or about February 27, 2020 (the “Liquidation Date”). Accordingly, the Fund will involuntarily redeem the shares of any shareholder (i.e. participating insurance company that offers the Fund) outstanding on the Liquidation Date. Existing participating insurance company investors that currently offer the Fund as an investment option may continue to offer it to their contract owners until the Liquidation Date.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Multisector Income VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Multisector Income VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

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Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A
Beginning Account Value 7/1/19	$1,000.00
Ending Account Value 12/31/19	$1,020.90
Expenses Paid per $1,000*	$3.36

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/19	$1,000.00
Ending Account Value 12/31/19	$1,021.88
Expenses Paid per $1,000*	$3.36

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Multisector Income VIP	.66%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	25

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Multisector Income VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

26	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	27

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

28	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	29

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

30	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	31

VS2MSI-2 (R-025836-9 2/20)

December 31, 2019

Annual Report

Deutsche DWS Variable Series II

DWS Small Mid Cap Growth VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
5	Portfolio Summary
6	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Information About Your Fund’s Expenses
18	Tax Information
18	Proxy Voting
19	Advisory Agreement Board Considerations and Fee Evaluation
22	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED      NO BANK GUARANTEE      MAY LOSE VALUE      NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 is 0.81% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Small Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,241	$12,918	$13,964	$29,974
	Average annual total return	22.41%	8.91%	6.91%	11.60%
Russell 2500 Growth Index	Growth of $10,000	$13,265	$15,277	$16,732	$37,108
	Average annual total return	32.65%	15.17%	10.84%	14.01%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	3

Management Summary	December 31, 2019 (Unaudited)

For the 12-month period ended December 31, 2019, the Fund returned 22.41% (Class A shares, unadjusted for contract charges), compared with the 32.65% return of the Russell 2500™ Growth Index.

Global equities performed very well in 2019, reflecting the shift by the U.S. Federal Reserve and other major central banks toward more accommodative policies. In combination with a slow but positive economic expansion and continued growth in corporate earnings, the move to a lower interest-rate regime boosted investors’ appetite for risk assets including stocks.

The portfolio’s underperformance derived in part from sector allocation, as an underweight in information technology and a slight overweight within energy detracted from returns. In addition, stock selection within health care, consumer discretionary and financials weighed on performance. Stock selection within industrials, consumer staples, information technology and energy was positive. The top individual contributors to performance were outpatient diagnostic imaging company Radnet, Inc., homebuilding products and insulation installer TopBuild Corp. and enterprise software company Tyler Technologies, Inc. Radnet’s favorable results demonstrated that patients are moving from higher cost hospital imaging to Radnet’s lower cost outpatient centers, resulting in strong performance. TopBuild, a commercial and residential distributor and installer of insulation products, reported financial results that were consistently higher than expected, as low interest rates aided housing starts and strong pricing power boosted margins. Tyler Technologies, which provides software services to municipal and county governments, contributed positively as the company’s pipeline of new business continued to be strong, leading to better bookings and higher subscription revenue growth. Stock selection within health care, consumer discretionary and financials was negative. The Fund struggled within the biotechnology industry, as stock selection there was negative amid an active merger & acquisition environment, and with drug approvals and product failures receiving outsized reactions by investors. The largest individual detractors from performance were Retrophin, Inc., iRobot Corp. and Green Dot Corp. The Fund’s cash position also detracted amid a strong equity market environment. The biopharmaceutical company Retrophin was the most notable detractor as one of the company’s key drugs failed to meet expectations, causing the stock to fall sharply in mid-August. In addition, iRobot’s shares were negatively impacted after the company reported its first revenue disappointment in several years, higher product prices due to tariffs, and uncertainty regarding new competition. The financial sector also proved to be a challenging area for the Fund during the 12-month period, due in part to its position in the U.S firm Green Dot Corp. The company’s shares fell after Green Dot announced that additional capital expenditures were required to stave off new competition in its core reloadable debit-card business, and for new product launches.

We continue to position the Fund for sustained economic recovery and remain focused on our bottom-up stock selection process. We maintain a long-term perspective, investing in quality small- and mid-cap growth companies whose shares trade at attractive valuations, with strong management teams that align shareholders’ interests with their own. The past year brought outperformance for fast-growing and momentum-oriented equities on one hand, and defensive stocks on the other. This environment worked against the Fund, as the steady growth companies that we emphasize lagged during the rally.

Peter Barsa, Director

Michael A. Sesser, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 2500 Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means that the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means that the Fund holds a lower weighting.

Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.

4	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/19	12/31/18
Common Stocks	98%	93%
Cash Equivalents	1%	6%
Convertible Preferred Stock	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/19	12/31/18
Information Technology	24%	22%
Health Care	24%	25%
Industrials	20%	18%
Consumer Discretionary	15%	16%
Financials	6%	7%
Real Estate	4%	3%
Materials	3%	4%
Consumer Staples	2%	2%
Communication Services	1%	1%
Energy	1%	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 6.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	5

Investment Portfolio	as of December 31, 2019

	Shares	Value ($)
Common Stocks 98.0%
Communication Services 1.1%
Entertainment

Cinemark Holdings, Inc.	12,290	416,016

Take-Two Interactive Software, Inc.*	2,174	266,163

		682,179

Consumer Discretionary 14.3%
Auto Components 0.9%

Gentherm, Inc.*	7,364	326,888

Tenneco, Inc. “A”	18,953	248,284

		575,172

Diversified Consumer Services 2.2%

Bright Horizons Family Solutions, Inc.*	7,023	1,055,487

ServiceMaster Global Holdings, Inc.*	9,448	365,260

		1,420,747

Hotels, Restaurants & Leisure 1.7%

Hilton Grand Vacations, Inc.*	14,583	501,509

Jack in the Box, Inc.	7,892	615,813

		1,117,322

Household Durables 3.7%

Helen of Troy Ltd.*	6,092	1,095,281

iRobot Corp.* (a)	10,403	526,704

TopBuild Corp.*	7,103	732,177

		2,354,162

Internet & Direct Marketing Retail 0.3%
Grubhub, Inc.*	3,663	178,168

Leisure Products 0.9%
YETI Holdings, Inc.* (a)	16,312	567,332

Specialty Retail 3.6%

Burlington Stores, Inc.*	5,895	1,344,237

Camping World Holdings, Inc. “A”	36,664	540,427

The Children’s Place, Inc. (a)	7,128	445,643

		2,330,307

Textiles, Apparel & Luxury Goods 1.0%
Carter’s, Inc.	5,951	650,682

Consumer Staples 2.0%
Food & Staples Retailing 1.3%
Casey’s General Stores, Inc.	5,089	809,100

Household Products 0.7%
Spectrum Brands Holdings, Inc.	6,982	448,873

Energy 0.9%
Energy Equipment & Services 0.4%
Dril-Quip, Inc.*	5,773	270,811

Oil, Gas & Consumable Fuels 0.5%

California Resources Corp.* (a)	20,788	187,716

Contango Oil & Gas Co.*	39,242	144,018

		331,734

Financials 6.0%
Banks 4.5%

Eagle Bancorp., Inc.	4,767	231,819

Pinnacle Financial Partners, Inc.	7,304	467,456

	Shares	Value ($)

South State Corp.	8,024	696,082

SVB Financial Group*	2,996	752,116

Synovus Financial Corp.	17,695	693,644

		2,841,117

Capital Markets 1.3%

Lazard Ltd. “A”	13,717	548,131

Moelis & Co. “A”	9,136	291,621

		839,752

Consumer Finance 0.2%
Green Dot Corp. “A”*	6,162	143,575

Health Care 22.9%
Biotechnology 7.9%

Acceleron Pharma, Inc.*	3,899	206,725

Alkermes PLC*	10,757	219,443

Amicus Therapeutics, Inc.*	17,294	168,444

Arena Pharmaceuticals, Inc.*	7,158	325,116

Biohaven Pharmaceutical Holding Co., Ltd.*	6,937	377,650

Bluebird Bio, Inc.*	2,317	203,317

Blueprint Medicines Corp.*	4,684	375,235

Emergent BioSolutions, Inc.*	11,619	626,845

Global Blood Therapeutics, Inc.*	3,700	294,113

Heron Therapeutics, Inc.*	22,719	533,896

Ligand Pharmaceuticals, Inc.*	3,112	324,550

Neurocrine Biosciences, Inc.*	10,195	1,095,861

Retrophin, Inc.*	23,478	333,388

		5,084,583

Health Care Equipment & Supplies 4.1%

Cardiovascular Systems, Inc.*	11,951	580,699

Globus Medical, Inc. “A”*	6,168	363,172

iRhythm Technologies, Inc.*	3,325	226,399

Masimo Corp.*	5,052	798,519

Natus Medical, Inc.*	12,922	426,297

Tandem Diabetes Care, Inc.*	4,219	251,494

		2,646,580

Health Care Providers & Services 8.0%

AMN Healthcare Services, Inc.*	15,169	945,180

HealthEquity, Inc.*	1,929	142,881

Molina Healthcare, Inc.*	7,851	1,065,302

Option Care Health, Inc.*	197,723	737,507

Providence Service Corp.*	13,693	810,352

RadNet, Inc.*	55,477	1,126,183

Tivity Health, Inc.*	13,396	272,542

		5,099,947

Health Care Technology 1.0%
HMS Holdings Corp.*	21,178	626,869

Pharmaceuticals 1.9%

ANI Pharmaceuticals, Inc.*	8,521	525,490

Avadel Pharmaceuticals PLC (ADR)* (a)	23,243	175,485

Pacira BioSciences, Inc.*	11,807	534,857

		1,235,832

Industrials 19.2%
Aerospace & Defense 1.1%
HEICO Corp.	6,086	694,717

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

	Shares	Value ($)
Building Products 4.7%

A.O. Smith Corp.	11,719	558,293

Allegion PLC	9,959	1,240,294

Fortune Brands Home & Security, Inc.	11,751	767,810

Masonite International Corp.*	6,705	484,168

		3,050,565

Commercial Services & Supplies 2.5%

MSA Safety, Inc.	3,599	454,770

The Brink’s Co.	12,428	1,126,971

		1,581,741

Construction & Engineering 0.9%
MasTec, Inc.*	8,966	575,258

Electrical Equipment 1.9%

Generac Holdings, Inc.*	1,993	200,476

Thermon Group Holdings, Inc.*	39,309	1,053,481

		1,253,957

Machinery 2.1%

Chart Industries, Inc.*	8,727	588,985

Hillenbrand, Inc.	10,483	349,189

IDEX Corp.	2,502	430,344

		1,368,518

Professional Services 1.6%

Kforce, Inc.	22,466	891,900

Mistras Group, Inc.*	7,831	111,749

		1,003,649

Trading Companies & Distributors 4.4%

H&E Equipment Services, Inc.	22,784	761,669

Rush Enterprises, Inc. “A”	32,955	1,532,408

Titan Machinery, Inc.*	36,290	536,366

		2,830,443

Information Technology 23.9%
Communications Equipment 1.1%
Lumentum Holdings, Inc.*	8,768	695,302

Electronic Equipment, Instruments & Components 1.1%

Cognex Corp.	7,873	441,203

IPG Photonics Corp.*	1,883	272,884

		714,087

IT Services 5.0%

Broadridge Financial Solutions, Inc.	6,371	787,073

MAXIMUS, Inc.	8,556	636,481

WEX, Inc.*	4,266	893,557

WNS Holdings Ltd. (ADR)*	13,113	867,425

		3,184,536

Semiconductors & Semiconductor Equipment 3.5%

Advanced Energy Industries, Inc.*	12,629	899,185

Advanced Micro Devices, Inc.*	11,189	513,127

Cabot Microelectronics Corp.	3,131	451,866

Entegris, Inc.	8,229	412,191

		2,276,369

Software 13.2%

Aspen Technology, Inc.*	9,895	1,196,602

Bill.Com Holdings, Inc.*	624	23,743

Cornerstone OnDemand, Inc.*	11,656	682,459

Envestnet, Inc.*	9,852	685,995

	Shares	Value ($)

Five9, Inc.*	18,703	1,226,543

New Relic, Inc.*	1,634	107,370

Proofpoint, Inc.*	7,005	804,034

QAD, Inc. “A”	15,977	813,708

Tyler Technologies, Inc.*	5,381	1,614,408

Varonis Systems, Inc.*	16,810	1,306,305

		8,461,167

Materials 3.4%
Chemicals 0.3%
Trinseo SA	5,309	197,548

Construction Materials 1.3%
Eagle Materials, Inc.	9,476	859,094

Containers & Packaging 0.6%
Berry Global Group, Inc.*	7,728	367,003

Metals & Mining 1.2%

Cleveland-Cliffs, Inc. (a)	67,277	565,127

First Quantum Minerals Ltd.	17,207	174,515

		739,642

Real Estate 4.3%
Equity Real Estate Investment Trusts (REITs)

Americold Realty Trust	12,475	437,373

EastGroup Properties, Inc.	2,708	359,270

Essential Properties Realty Trust, Inc.	23,274	577,428

Four Corners Property Trust, Inc.	13,954	393,363

National Storage Affiliates Trust	19,930	670,047

QTS Realty Trust, Inc. “A”	6,380	346,243

		2,783,724
Total Common Stocks (Cost $41,899,845)		62,892,164

Convertible Preferred Stocks 0.7%
Health Care
Providence Service Corp., 5.5% (b) (Cost $283,300)	2,833	420,404

Securities Lending Collateral 3.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (c) (d) (Cost $2,086,238)	2,086,238	2,086,238

Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 1.62% (c) (Cost $955,515)	955,515	955,515

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $45,224,898)	103.4	66,354,321
Other Assets and Liabilities, Net	(3.4)	(2,153,463)
Net Assets	100.0	64,200,858

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	7

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Securities Lending Collateral 3.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (c) (d)
2,032,950	53,288	(e)	—	—	—	57,317	—	2,086,238	2,086,238
Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 1.62% (c)
3,874,651	10,857,060		13,776,196	—	—	57,797	—	955,515	955,515
5,907,601	10,910,348		13,776,196	—	—	115,114	—	3,041,753	3,041,753

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2019 amounted to $2,049,043, which is 3.2% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2019.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$62,892,164	$—	$—	$62,892,164
Convertible Preferred Stocks	—	—	420,404	420,404
Short-Term Investments (f)	3,041,753	—	—	3,041,753
Total	$65,933,917	$—	$420,404	$66,354,321

(f)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $42,183,145) — including $2,049,043 of securities loaned	$63,312,568
Investment in DWS Government & Agency Securities Portfolio (cost $2,086,238)*	2,086,238
Investment in DWS Central Cash Management Government Fund (cost $955,515)	955,515
Receivable for investments sold	5,310
Receivable for Fund shares sold	29,409
Dividends receivable	24,848
Interest receivable	7,003
Other assets	1,489
Total assets	66,422,380

Liabilities
Payable upon return of securities loaned	2,086,238
Payable for Fund shares redeemed	30,095
Accrued management fee	24,715
Accrued Trustees’ fees	1,514
Other accrued expenses and payables	78,960
Total liabilities	2,221,522
Net assets, at value	$64,200,858

Net Assets Consist of
Distributable earnings (loss)	21,970,327
Paid-in capital	42,230,531
Net assets, at value	$64,200,858

Net Asset Value

Net Asset Value, offering and redemption price per share ($64,200,858 ÷ 4,698,629 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.66

*	Represents collateral on securities loaned.

     Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:
Dividends (net of foreign taxes withheld of $25)	$500,825
Income distributions — DWS Central Cash Management Government Fund	57,797
Securities lending income, net of borrower rebates	57,317
Total income	615,939
Expenses:
Management fee	369,908
Administration fee	67,256
Services to Shareholders	770
Custodian fee	3,782
Professional fees	61,252
Reports to shareholders	34,094
Trustees’ fees and expenses	5,424
Other	7,315
Total expenses before expense reductions	549,801
Expense reductions	(5,027)
Total expenses after expense reductions	544,774
Net investment income (loss)	71,165

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,091,843
Foreign currency	319
1,092,162
Change in net unrealized appreciation (depreciation) on:
Investments	12,312,196
Foreign currency	4
12,312,200
Net gain (loss)	13,404,362
Net increase (decrease) in net assets resulting from operations	$13,475,527

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income (loss)	$71,165	$(48,368)
Net realized gain (loss)	1,092,162	8,989,403
Change in net unrealized appreciation (depreciation)	12,312,200	(19,054,040)
Net increase (decrease) in net assets resulting from operations	13,475,527	(10,113,005)
Distributions to shareholders:
Class A	(8,788,523)	(25,334,744)
Fund share transactions:
Class A
Proceeds from shares sold	2,374,360	6,446,792
Reinvestment of distributions	8,788,523	25,334,744
Payments for shares redeemed	(16,023,146)	(9,303,196)
Net increase (decrease) in net assets from Class A share transactions	(4,860,263)	22,478,340
Increase (decrease) in net assets	(173,259)	(12,969,409)
Net assets at beginning of period	64,374,117	77,343,526

Net assets at end of period	$64,200,858	$64,374,117

Other Information
Class A
Shares outstanding at beginning of period	5,077,014	3,525,232
Shares sold	179,399	381,309
Shares issued to shareholders in reinvestment of distributions	680,753	1,711,807
Shares redeemed	(1,238,537)	(541,334)
Net increase (decrease) in Class A shares	(378,385)	1,551,782
Shares outstanding at end of period	4,698,629	5,077,014

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$12.68	$21.94	$18.96	$20.90	$22.83
Income (loss) from investment operations:

Net investment income (loss)[a]	.01	(.01)	(.02)	.02	(.04)
Net realized and unrealized gain (loss)	2.73	(1.92)	4.08	1.64	(.00)
Total from investment operations	2.74	(1.93)	4.06	1.66	(.04)
Less distributions from:

Net investment income	—	—	(.02)	—	—
Net realized gains	(1.76)	(7.33)	(1.06)	(3.60)	(1.89)
Total distributions	(1.76)	(7.33)	(1.08)	(3.60)	(1.89)
Net asset value, end of period	$13.66	$12.68	$21.94	$18.96	$20.90
Total Return (%)	22.41 [b]	(13.59)[b]	22.12	9.08	(.90)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	64	77	118	135
Ratio of expenses before expense reductions (%)[c]	.82	.81	.75	.75	.72
Ratio of expenses after expense reductions (%)[c]	.81	.80	.75	.75	.72
Ratio of net investment income (loss) (%)	.11	(.06)	(.08)	.11	(.19)
Portfolio turnover rate (%)	10	32	32	28	42

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in

12	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2019, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2019, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$31,323
Undistributed long-term capital gainzs	$914,739
Net unrealized appreciation (depreciation) on investments	$21,017,336

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $45,336,985. The net unrealized appreciation for all investments based on tax cost was $21,017,336. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $24,291,092 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $3,273,756.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$—	$1,616,576
Distributions from long-term capital gains	$8,788,523	$23,718,168

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	13

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment transactions (excluding short-term investments) aggregated $6,601,955 and $17,143,395, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.

For the period from January 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.81%.

For the year ended December 31, 2019, fees waived and/or expenses reimbursed were $5,027.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $67,256, of which $5,408 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC aggregated $396, of which $66 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $8,464, of which $3,174 is unpaid.

14	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2019, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $4,313.

D. Ownership of the Fund

At December 31, 2019, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 90%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Growth VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

16	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A
Beginning Account Value 7/1/19	$1,000.00
Ending Account Value 12/31/19	$1,058.10
Expenses Paid per $1,000*	$4.20

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/19	$1,000.00
Ending Account Value 12/31/19	$1,021.12
Expenses Paid per $1,000*	$4.13

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	.81%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	17

Tax Information	(Unaudited)

The Fund paid distributions of $1.76 per share from net long-term capital gains during its year ended December 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,050,000 as capital gain dividends for its year ended December 31, 2019.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

18	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Growth VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	19

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the portfolio management team, effective April 19, 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “ fall-out”benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the

20	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	21

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

22	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	23

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

24	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Notes

Notes

Notes

VS2SMCG-2 (R-025835-9 2/20)

December 31, 2019

Annual Report

Deutsche DWS Variable Series II

DWS Small Mid Cap Value VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
5	Portfolio Summary
6	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Performance Summary	December 31, 2019 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 0.87% and 1.24% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

Russell 2500™ Value Index is an unmanaged index measuring the small to mid-cap U.S. equity value market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,151	$11,279	$12,932	$24,269
	Average annual total return	21.51%	4.09%	5.28%	9.27%
Russell 2500 Value Index	Growth of $10,000	$12,356	$11,951	$14,142	$29,042
	Average annual total return	23.56%	6.12%	7.18%	11.25%

DWS Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,099	$11,150	$12,699	$23,417
	Average annual total return	20.99%	3.69%	4.89%	8.88%
Russell 2500 Value Index	Growth of $10,000	$12,356	$11,951	$14,142	$29,042
	Average annual total return	23.56%	6.12%	7.18%	11.25%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	3

Management Summary	December 31, 2019 (Unaudited)

Class A shares of DWS Small Mid Cap Value VIP returned 21.51% in 2019 (unadjusted for contract charges) and underperformed the 23.56% return of the Russell 2500™ Value Index.

Small- and mid-cap U.S. equities performed very well in the 12-month period, thanks in large part to the increasingly accommodative monetary policy of the U.S. Federal Reserve (Fed). The Fed cut rates three times from August to October 2019, and it began to inject liquidity into the markets on a daily basis in the fourth quarter. These actions, together with steady economic conditions and continued corporate earnings growth, boosted investors’ appetite for risk and led to a strong gain for domestic equities. The value style underperformed the broader market, however, as investors displayed a clear preference companies with the ability to deliver above-average profit growth despite the sluggish global economy.

The Fund’s management team changed in February 2019, leading to the adoption of a new stock-picking methodology. As a result, our primary portfolio activity involved shifting the Fund’s holdings to be consistent with the new strategy. We accomplished this changeover in a gradual fashion as the year progressed. Consistent with our bottom-up approach, we shifted the portfolio so its sector weightings are very close to those of the benchmark. Allocation therefore had a minimal impact on performance in the second half of the year.

Stock selection, which incorporated the results of two management teams, was a net detractor from performance. Much of the weakness in occurred in communications services, where the Fund’s investments posted a loss even as the broader sector delivered a double-digit gain. The movie theatre operator AMC Entertainment Holdings, Inc. was the largest individual detractor, followed by the Indian movie-production company Eros International Media, Ltd.* The industrials sector was also an area of weakness, due largely to positions in the conglomerate Hillenbrand, Inc. and the battery producer EnerSys. A position in cash, while limited, further detracted from results given the robust return for the index.

On the plus side, we added value through the outperformance of our stock picks in the consumer discretionary space. Winnebago Industries, Inc. was the top contributor in both the sector and the Fund as a whole. The stock produced a triple-digit gain due to a healthy third quarter earnings report and the market’s rotation to cyclical stocks in the late summer/early fall period. WW International, Inc. (formerly Weight Watchers International), also advanced as a better-than-expected earnings report in August set the stage for a rally in the second half of the year. Real estate was an additional area of strength, led by holdings in Community Healthcare Trust, Inc.* and Easterly Government Properties, Inc.

The outlook for economic growth, trade, and global central bank policy remained murky at year end, but equities nonetheless closed out 2019 on a high note behind continued ebullience in investor sentiment. For our part, we choose to look beyond the headlines to focus on selecting the best individual stocks for the Fund by using a quantitative strategy.

Pankaj Bhatnagar, PhD, Managing Director

Arno V. Puskar, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Russell 2500 Value Index is an unmanaged index measuring the small- to mid-cap U.S. equity value market.

Contribution and detraction incorporate both a stock’s total return and its weighting in the fund.

*	Not held at December 31, 2019.

4	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/19	12/31/18
Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/19	12/31/18
Financials	23%	22%
Real Estate	14%	13%
Industrials	14%	16%
Consumer Discretionary	10%	12%
Information Technology	9%	11%
Materials	7%	5%
Utilities	6%	6%
Health Care	6%	6%
Energy	5%	4%
Consumer Staples	3%	3%
Communication Services	3%	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 6.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	5

Investment Portfolio	as of December 31, 2019

	Shares	Value ($)
Common Stocks 98.5%
Communication Services 2.8%
Entertainment 0.4%
AMC Entertainment Holdings, Inc. “A” (a)	55,055	398,598

Media 1.9%
Interpublic Group of Companies, Inc.	78,123	1,804,641

Wireless Telecommunication Services 0.5%
Telephone & Data Systems, Inc.	19,087	485,383

Consumer Discretionary 9.5%
Automobiles 0.9%
Winnebago Industries, Inc.	16,677	883,547

Diversified Consumer Services 2.3%

Regis Corp.*	74,377	1,329,117

WW International, Inc.*	21,998	840,544

		2,169,661

Hotels, Restaurants & Leisure 1.9%
Aramark	42,196	1,831,306

Household Durables 0.5%
PulteGroup, Inc.	12,282	476,542

Leisure Products 0.9%
Brunswick Corp.	14,307	858,134

Multiline Retail 0.4%
Kohl’s Corp.	8,100	412,695

Specialty Retail 0.8%
The Michaels Companies, Inc.*	98,280	795,085

Textiles, Apparel & Luxury Goods 1.8%
Columbia Sportswear Co.	17,354	1,738,697

Consumer Staples 3.0%
Food Products 0.6%
Conagra Brands, Inc.	17,736	607,281

Household Products 1.9%
Central Garden & Pet Co.*	58,597	1,820,609

Tobacco 0.5%
Vector Group Ltd.	35,608	476,791

Energy 4.6%
Energy Equipment & Services 1.1%

NexTier Oilfield Solutions, Inc.*	70,248	470,662

Patterson-UTI Energy, Inc.	54,471	571,945

		1,042,607

Oil, Gas & Consumable Fuels 3.5%

Equitrans Midstream Corp.	38,708	517,139

Gulfport Energy Corp.*	177,539	539,719

HollyFrontier Corp.	8,348	423,327

Murphy Oil Corp.	15,131	405,511

Peabody Energy Corp.	60,187	548,905

Targa Resources Corp.	22,695	926,637

		3,361,238

Financials 22.5%
Banks 9.7%

Bank of America Corp.	12,884	453,775

BankUnited, Inc.	12,677	463,471

	Shares	Value ($)

Eagle Bancorp., Inc.	23,396	1,137,748

Hancock Whitney Corp.	46,301	2,031,688

Hilltop Holdings, Inc.	18,694	466,041

JPMorgan Chase & Co.	3,495	487,203

Pacific Premier Bancorp., Inc.	33,715	1,099,278

Simmons First National Corp. “A”	17,474	468,128

Sterling Bancorp.	66,324	1,398,110

UMB Financial Corp.	18,452	1,266,545

		9,271,987

Consumer Finance 1.0%

Credit Acceptance Corp.*	947	418,887

EZCORP, Inc. “A”*	84,871	578,820

		997,707

Insurance 7.3%

American Equity Investment Life Holding Co.	15,529	464,783

American Financial Group, Inc.	5,290	580,048

Assurant, Inc.	9,527	1,248,799

Brown & Brown, Inc.	50,612	1,998,162

Everest Re Group Ltd.	2,634	729,196

Globe Life, Inc.	9,200	968,300

MBIA, Inc.*	99,772	927,880

		6,917,168

Mortgage Real Estate Investment Trusts (REITs) 2.5%

Blackstone Mortgage Trust, Inc. ,“A”	24,538	913,304

Ellington Financial, Inc.	25,520	467,782

PennyMac Mortgage Investment Trust	41,713	929,783

		2,310,869

Thrifts & Mortgage Finance 2.0%
Walker & Dunlop, Inc.	29,822	1,928,887

Health Care 6.1%
Health Care Equipment & Supplies 1.0%
Invacare Corp.	109,769	990,117

Health Care Providers & Services 1.1%
Premier, Inc. “A”*	26,798	1,015,108

Life Sciences Tools & Services 3.6%

Bruker Corp.	42,574	2,169,997

PerkinElmer, Inc.	12,605	1,223,945

		3,393,942

Pharmaceuticals 0.4%
Mallinckrodt PLC* (a)	113,663	396,684

Industrials 13.4%
Aerospace & Defense 1.9%
Teledyne Technologies, Inc.*	5,099	1,767,007

Building Products 1.2%
Simpson Manufacturing Co., Inc.	14,345	1,150,899

Commercial Services & Supplies 1.3%

IAA, Inc.*	9,289	437,141

Interface, Inc.	47,907	794,777

		1,231,918

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

	Shares	Value ($)
Construction & Engineering 1.5%

Great Lakes Dredge & Dock Corp.*	45,105	511,040

Jacobs Engineering Group, Inc.	9,994	897,761

		1,408,801

Electrical Equipment 2.1%
EnerSys	26,151	1,956,879

Industrial Conglomerates 0.5%
Carlisle Companies, Inc.	3,124	505,588

Machinery 3.2%

Federal Signal Corp.	57,319	1,848,538

Hillenbrand, Inc.	34,641	1,153,891

		3,002,429

Professional Services 0.8%
ICF International, Inc.	8,417	771,166

Road & Rail 0.9%
Hertz Global Holdings, Inc.*	55,813	879,055

Information Technology 9.3%
Communications Equipment 1.0%
CommScope Holding Co., Inc.*	67,304	955,044

Electronic Equipment, Instruments & Components 2.2%
Insight Enterprises, Inc.*	29,427	2,068,424

IT Services 2.0%

Alliance Data Systems Corp.	3,213	360,498

Leidos Holdings, Inc.	15,800	1,546,662

		1,907,160

Semiconductors & Semiconductor Equipment 2.1%

Cirrus Logic, Inc.*	5,821	479,709

Marvell Technology Group Ltd.	36,100	958,816

ON Semiconductor Corp.*	24,024	585,705

		2,024,230

Software 2.0%
Verint Systems, Inc.*	34,980	1,936,493

Materials 6.9%
Chemicals 0.6%
Kraton Corp.*	24,688	625,100

Metals & Mining 6.3%

Cleveland-Cliffs, Inc. (a)	142,611	1,197,932

Coeur Mining, Inc.*	134,562	1,087,261

Steel Dynamics, Inc.	62,445	2,125,628

SunCoke Energy, Inc.	87,242	543,518

Warrior Met Coal, Inc.	45,896	969,782

		5,924,121

Real Estate 14.1%
Equity Real Estate Investment Trusts (REITs)

Agree Realty Corp.	18,341	1,286,988

Alexander & Baldwin, Inc.*	19,251	403,501

	Shares	Value ($)

Colony Capital, Inc.	82,585	392,279

Duke Realty Corp.	35,999	1,248,085

Easterly Government Properties, Inc.	71,737	1,702,319

Gaming and Leisure Properties, Inc.	28,066	1,208,241

Highwoods Properties, Inc.	28,870	1,412,032

Lexington Realty Trust	44,373	471,241

Pebblebrook Hotel Trust	39,087	1,047,923

SITE Centers Corp.	71,120	997,102

STAG Industrial, Inc.	43,423	1,370,864

Urban Edge Properties	24,690	473,554

WP Carey, Inc.	15,846	1,268,314

		13,282,443

Utilities 6.3%
Electric Utilities 4.0%

Alliant Energy Corp.	12,910	706,435

IDACORP, Inc.	18,329	1,957,537

Pinnacle West Capital Corp.	12,092	1,087,434

		3,751,406

Gas Utilities 2.3%

ONE Gas, Inc.	18,958	1,773,900

UGI Corp.	9,057	409,014

		2,182,914
Total Common Stocks (Cost $84,136,295)		93,716,361

Securities Lending Collateral 2.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (b) (c) (Cost $1,984,280)	1,984,280	1,984,280

Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 1.62% (b) (Cost $487,000)	487,000	487,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $86,607,575)	101.1	96,187,641
Other Assets and Liabilities, Net	(1.1)	(1,019,827)
Net Assets	100.0	95,167,814

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	7

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Securities Lending Collateral 2.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (b) (c)
—	1,984,280	(d)	—	—	—	33,113	—	1,984,280	1,984,280
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 1.62% (b)
2,497,809	12,067,941		14,078,750	—	—	34,862	—	487,000	487,000
2,497,809	14,052,221		14,078,750	—	—	67,975	—	2,471,280	2,471,280

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2019 amounted to $1,955,693, which is 2.1% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2019.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$93,716,361	$—	$—	$93,716,361
Short-Term Investments (e)	2,471,280	—	—	2,471,280
Total	$96,187,641	$—	$—	$96,187,641

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $84,136,295) — including $1,955,693 of securities loaned	$93,716,361
Investment in DWS Government & Agency Securities Portfolio (cost $1,984,280)*	1,984,280
Investment in DWS Central Cash Management Government Fund (cost $487,000)	487,000
Receivable for Fund shares sold	8,194
Dividends receivable	148,287
Interest receivable	5,907
Other assets	991,803
Total assets	97,341,832

Liabilities
Payable upon return of securities loaned	1,984,280
Payable for Fund shares redeemed	39,673
Accrued management fee	59,930
Accrued Trustees’ fees	2,618
Other accrued expenses and payables	87,517
Total liabilities	2,174,018
Net assets, at value	$95,167,814

Net Assets Consist of
Distributable earnings (loss)	16,879,530
Paid-in capital	78,288,284
Net assets, at value	$95,167,814

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($78,356,454 ÷ 5,666,170 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.83
Class B

Net Asset Value, offering and redemption price per share ($16,811,360 ÷ 1,216,620 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.82

*	Represents collateral on securities loaned.

     Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:
Dividends	$1,941,948
Income distributions — DWS Cash Management Government Fund	34,862
Securities lending income, net of borrower rebates	33,113
Total income	2,009,923
Expenses:
Management fee	598,567
Administration fee	92,087
Services to Shareholders	2,286
Record keeping fee (Class B)	19,966
Distribution service fees (Class B)	40,665
Custodian fee	3,724
Professional fees	57,901
Reports to shareholders	40,904
Trustees’ fees and expenses	6,999
Other	7,409
Total expenses before expense reductions	870,508
Expense reductions	(48,588)
Total expenses after expense reductions	821,920
Net investment income	1,188,003

Realized and Unrealized gain (loss)
Net realized gain (loss) from investments	6,244,068
Change in net unrealized appreciation (depreciation) on investments	11,215,454
Net gain (loss)	17,459,522
Net increase (decrease) in net assets resulting from operations	$18,647,525

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:
Net investment income (loss)	$1,188,003	$620,637
Net realized gain (loss)	6,244,068	6,571,650
Change in net unrealized appreciation (depreciation)	11,215,454	(23,519,638)
Net increase (decrease) in net assets resulting from operations	18,647,525	(16,327,351)
Distributions to shareholders:
Class A	(6,073,443)	(17,037,935)
Class B	(1,252,920)	(3,363,724)
Total distributions	(7,326,363)	(20,401,659)
Fund share transactions:
Class A
Proceeds from shares sold	3,385,798	4,320,688
Reinvestment of distributions	6,073,443	17,037,935
Payments for shares redeemed	(10,531,345)	(16,960,024)
Net increase (decrease) in net assets from Class A share transactions	(1,072,104)	4,398,599
Class B
Proceeds from shares sold	1,581,613	2,796,123
Reinvestment of distributions	1,252,920	3,363,724
Payments for shares redeemed	(3,209,519)	(3,194,564)
Net increase (decrease) in net assets from Class B share transactions	(374,986)	2,965,283
Increase (decrease) in net assets	9,874,072	(29,365,128)
Net assets at beginning of period	85,293,742	114,658,870

Net assets at end of period	$95,167,814	$85,293,742

Other Information
Class A
Shares outstanding at beginning of period	5,742,711	5,375,574
Shares sold	261,390	286,538
Shares issued to shareholders in reinvestment of distributions	468,268	1,188,970
Shares redeemed	(806,199)	(1,108,371)
Net increase (decrease) in Class A shares	(76,541)	367,137

Shares outstanding at end of period	5,666,170	5,742,711
Class B
Shares outstanding at beginning of period	1,243,269	1,037,183
Shares sold	121,577	183,198
Shares issued to shareholders in reinvestment of distributions	96,453	234,243
Shares redeemed	(244,679)	(211,355)
Net increase (decrease) in Class B shares	(26,649)	206,086

Shares outstanding at end of period	1,216,620	1,243,269

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$12.21	$17.88	$16.65	$15.97	$17.79
Income (loss) from investment operations:

Net investment income[a]	.18	.10	.17	.15	.09
Net realized and unrealized gain (loss)	2.53 [d]	(2.47)	1.55	2.34	(.31)
Total from investment operations	2.71	(2.37)	1.72	2.49	(.22)
Less distributions from:

Net investment income	(.10)	(.24)	(.12)	(.10)	(.05)
Net realized gains	(.99)	(3.06)	(.37)	(1.71)	(1.55)
Total distributions	(1.09)	(3.30)	(.49)	(1.81)	(1.60)
Net asset value, end of period	$13.83	$12.21	$17.88	$16.65	$15.97
Total Return (%)	22.76 [b,d]	(16.01)[b]	10.52 [b]	16.89 [b]	(1.91)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	78	70	96	153	161
Ratio of expenses before expense reductions (%)[c]	.88	.87	.83	.83	.80
Ratio of expenses after expense reductions (%)[c]	.83	.81	.83	.82	.80
Ratio of net investment income (%)	1.35	.65	.98	.99	.51
Portfolio turnover rate (%)	55	64	35	53	25

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

[d]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.

	Years Ended December 31,
Class B	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$12.20	$17.86	$16.63	$15.95	$17.77
Income (loss) from investment operations:

Net investment income[a]	.13	.05	.11	.09	.02
Net realized and unrealized gain (loss)	2.53 [d]	(2.48)	1.55	2.34	(.29)
Total from investment operations	2.66	(2.43)	1.66	2.43	(.27)
Less distributions from:

Net investment income	(.05)	(.17)	(.06)	(.04)	—
Net realized gains	(.99)	(3.06)	(.37)	(1.71)	(1.55)
Total distributions	(1.04)	(3.23)	(.43)	(1.75)	(1.55)
Net asset value, end of period	$13.82	$12.20	$17.86	$16.63	$15.95
Total Return (%)	22.32 [b,d]	(16.32)[b]	10.13 [b]	16.47 [b]	(2.21)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	15	19	15	14
Ratio of expenses before expense reductions (%)[c]	1.25	1.24	1.19	1.19	1.16
Ratio of expenses after expense reductions (%)[c]	1.19	1.16	1.19	1.18	1.16
Ratio of net investment income (loss) (%)	.99	.30	.65	.57	.14
Portfolio turnover rate (%)	55	64	35	53	25

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

[d]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Value VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

12	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2019, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2019, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$1,257,590
Undistributed long-term capital gains	$6,075,704
Unrealized appreciation (depreciation) on investments	$9,463,122

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	13

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $86,724,519. The net unrealized appreciation for all investments based on tax cost was $9,463,122. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $15,256,045 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $5,792,923.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$615,525	$1,404,457
Distributions from long-term capital gains	$6,710,838	$18,997,202

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment transactions (excluding short-term investments) aggregated $49,564,762 and $54,887,640, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

14	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from January 1, 2019 through April 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.81%
Class B	1.16%

For the period from May 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.85%
Class B	1.21%

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.82%
Class B	1.19%

For the year ended December 31, 2019, fees waived and/or expenses reimbursed for each class were as follows:

Class A	$37,897
Class B	10,691
$48,588

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $92,087, of which $7,882 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC were as follows:

Service to Shareholders	Total Aggregated	Unpaid at December 31, 2019
Class A	$654	$108
Class B	476	83
	$1,130	$191

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2019, the Distribution Service Fee aggregated $40,665, of which $3,484 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,216, of which $3,343 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	15

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Ownership of the Fund

At December 31, 2019, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 69%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 32%, 21% and 18%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

16	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Value VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Value VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2020

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,067.00	$1,064.60
Expenses Paid per $1,000*	$4.32	$6.24

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/19	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,021.02	$1,019.16
Expenses Paid per $1,000*	$4.23	$6.11

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	.83%	1.20%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

18	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Tax Information	(Unaudited)

The Fund paid distributions of $0.99 per share from net long-term capital gains during its year ended December 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $6,737,000 as capital gain dividends for its year ended December 31, 2019.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2019, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting	(Unaudited)

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Value VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on

20	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective February 14, 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	21

brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

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Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

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[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

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Notes

Notes

VS2SMCV-2 (R-025829-9 2/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche DWS variable series II

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$554,948	$0	$92,483	$0
2018	$631,694	$0	$71,823	$1,639

The above “Tax Fees” were billed for professional services rendered for tax return preparation. “All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$470,936	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$92,483	$740,482	$0	$832,965
2018	$73,462	$470,936	$513,130	$1,057,528

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2018 and 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series II

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/14/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/14/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/14/2020